UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-8056
MMA Praxis Mutual Funds

(Exact name of registrant as specified in charter)
P.O. Box 483, Goshen, IN 46527

(Address of principal executive offices) (Zip code)
Anthony Zacharski, Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, MA 02116

(Name and address of agent for service)
Registrant’s telephone number, including area code: (513) 878-4000

Date of fiscal year end: 12/31
Date of reporting period: 06/30/08
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders.

MMA Praxis Mutual Funds

Semi-Annual Report and Privacy Policy

for the six months ending June 30, 2008

MMA®

Stewardship Solutions

Engage your values

MMA Praxis Mutual Funds
Notice of privacy policy & practices

MMA Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our customers(1). We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

We collect nonpublic personal information about our customers from the following sources:

•	Account applications and other forms — which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account history — including information about the transactions and balances in a customer’s account(s); and

•	Correspondence — written, telephonic or electronic between a customer and MMA Praxis Mutual Funds or service providers to MMA Praxis Mutual Funds.

We may disclose all of the information described above to certain third parties who are not affiliated with MMA Praxis Mutual Funds under one or more of these circumstances:

•	As authorized — if you request or authorize the disclosure of the information.

•	As permitted by law — for example, sharing information with companies that maintain or service customer accounts for MMA Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•	Under joint agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements.

We require service providers to MMA Praxis Mutual Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about, customers of MMA Praxis Mutual Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of MMA Praxis Mutual Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of MMA Praxis Mutual Funds.

1For purposes of this notice, the terms “customer” or “customers” include individuals who provide nonpublic personal information to MMA Praxis Mutual Funds, but do not invest in MMA Praxis Mutual Funds shares.

Notice of privacy policy & practices

MMA Praxis Mutual Funds

Semi-Annual Report

for the six months ending June 30, 2008

MMA®

Stewardship Solutions

Table of contents

Message from the President	1

MMA Praxis Stewardship Investing Report	5

MMA Praxis Intermediate Income Fund
Portfolio managers’ letter	8
Performance review	9
Schedule of portfolio investments	11
Statement of assets and liabilities	19
Statement of operations	20
Statements of changes in net assets	21
Financial highlights	22

MMA Praxis Core Stock Fund
Portfolio managers’ letter	25
Performance review	26
Schedule of portfolio investments	28
Statement of assets and liabilities	32
Statement of operations	33
Statements of changes in net assets	34
Financial highlights	35

MMA Praxis Value Index Fund
Portfolio manager’s letter	38
Performance review	39
Schedule of portfolio investments	41
Statement of assets and liabilities	50
Statement of operations	51
Statements of changes in net assets	52
Financial highlights	53

MMA Praxis Growth Index Fund
Portfolio manager’s letter	56
Performance review	57
Schedule of portfolio investments	59
Statement of assets and liabilities	68
Statement of operations	69
Statements of changes in net assets	70
Financial highlights	71

Table of contents

MMA Praxis International Fund
Portfolio manager’s letter	74
Performance review	76
Schedule of portfolio investments	78
Statement of assets and liabilities	85
Statement of operations	86
Statements of changes in net assets	87
Financial highlights	88

MMA Praxis Small Cap Fund
Portfolio manager’s letter	91
Performance review	92
Schedule of portfolio investments	94
Statement of assets and liabilities	98
Statement of operations	99
Statements of changes in net assets	100
Financial highlights	101

Notes to financial statements	104
Additional fund information	117

Glossary of Terms

Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital Index-Europe, Australia and the Far East Index (MSCI-EAFE Index) is an unmanaged Morgan Stanley Capital International Index that is designed to measure the performance of the developed stock markets of Europe, Australia and the Far East.

The Morgan Stanley Capital AC World Free-(ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), is a widely recognized index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor’s 500/Citigroup Value Index (the “S&P 500/Citigroup Value Index”), is unmanaged and is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios. Prior to December 16, 2005, this index represented the S&P/Barra Value Index.

The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple broad-based social screens and is intended to be generally representative of the socially responsible investment market.

MSCI — US Prime Market Value Index represents the value companies of the MSCI Prime Market 750 Index. The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market.

MSCI — US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. The MSCI US Prime Market 750 Index represents the universe of large and meduim capitalization companies in the US equity market.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Gross Domestic Product (the “GDP”), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the “CPI”), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the “P/E Ratio”), is a valuation ratio of a company’s current share price compared to its per-share earnings.

SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

A

Message from the President

Dear MMA Praxis Shareholder:

The first half of 2008 dramatically reinforced the notion that over the short term the stock market is predictably unpredictable. A sharply negative first quarter was followed by two months of positive returns, but the carnage resumed with a vengeance in June, with large-cap stocks (as measured by the S&P 500 Index) dropping 8.4 percent for the month and 2.7 percent in the second quarter.

The S&P is now down nearly 12 percent for the first half of this year, and is about 18 percent below its October 2007 high. Growth stocks outperformed Value-oriented equities during the first two quarters, by a margin of 6.8 percent (MSCI Prime Market Value vs. Growth). International stocks, as measured by the MSCI EAFE Index, also had a rough month, losing 8.2 percent in June and 2.3 percent in the second quarter. Foreign stocks are now down nearly 11 percent through the first half of 2008.

The market offered few places to hide during the first half of 2008. Bonds were among a relatively few number of asset classes that preserved investor’s capital. Domestic high-quality bonds are up just over 1.1 percent for the year. Though not a good return in a normal environment, bonds nevertheless provided balanced investors with a margin of protection from stock-market losses, which is part of their role.

	First Quarter 2008	Second Quarter 2008	Year to Date 2008
	(1/1/08-3/31/08)	(4/1/08-6/30/08)	(1/1/08-6/30/08)
S&P 500 Index[1]	–9.45%	–2.73%	–11.91%

Lehman Brothers Aggregate Bond Index[1]	2.17%	–1.02%	1.13%

MSCI Prime Value Index[1]	–8.96%	–6.17%	–14.58%

MSCI EAFE Index[1]	–8.82%	–1.93%	–10.58%

MSCI Prime Growth Index[1]	–9.95%	2.37%	–7.82%

Russell 2000 Index[1]	–9.90%	0.58%	–9.37%

[1]	Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

Shockwaves hit the financial markets
Earlier in March, the Bear Stearns bailout and the Federal Reserve’s unprecedented actions to shore up credit markets and create liquidity led many to hope we were past the worst of the financial crisis and the stock market had hit bottom. Today it seems that while the Fed’s actions may have significantly reduced the risk and fear of a full-scale financial meltdown, the losses from bad loans are not only continuing, but are worse than expected. Meanwhile, the housing market is experiencing significant price declines, and with new waves of foreclosures hitting the market (creating oversupply in many areas), there is no immediate end in sight.

The “bubble mania” of soaring home prices and easy credit is now gone. With it has gone a major source of consumer spending (which accounts for nearly 70 percent of the U.S. economy). Add in the impact of high levels of household debt (which suggests the need to save rather than spend), higher gas and food prices, a weakening labor market, and, by one measure, consumer confidence at a 28-year low, and it seems increasingly likely that consumer spending will continue to deteriorate. The damaging combination of a slowing economy and higher inflation has also led to questions about the ability of the Fed to support economic growth and employment without stoking fears that it has gone soft on inflation. At their latest meeting in June, the Fed held rates steady (after seven previous rate cuts) and expectations of higher rates later this year have hurt stock prices. The translation of all this is that risks to the economy remain high, and the financial markets are now more fully discounting this risk, which is clearly manifested through the battering of stocks.

As always, there are positives as well. Outside the financial sector, corporate balance sheets remain generally healthy and earnings, for the most part, have met expectations. One source of strength has been exports, which so far have managed to offset much of the impact of the housing decline on the economy. But this could diminish if a slowing United States economy means we also export economic weakness to the rest of the globe. A few indicators point to this scenario.

Message from the President

Making decisions in an uncertain environment
“History is merely a list of surprises. It can only prepare us to be surprised yet again.”— Kurt Vonnegut

Though we have experienced many market crises, we also recognize that history never repeats itself exactly. One obvious possibility is that things will get worse before they get better in the stock market. Even without a severe recession, fear and pessimism can take hold of investor psychology and send the market down further than what would be justified by long-term economic fundamentals.

In this type of environment, a sense of perspective and a reliance on investment discipline can help investors avoid becoming panicked by short-term concerns and paralyzed by longer-term uncertainty. Like it or not, investors in stocks and bonds are always faced with making decisions in an uncertain world. This will not change. However, investors who have lived through previous bear markets have learned two important lessons.

First, as I have written in previous commentaries, experienced investors will avoid the knee-jerk reaction to become defensive and reduce their exposure to stocks. It is easy to put too much weight on negative scenarios when bad news dominates the daily headlines, but the astute investor views stocks as priced to outperform bonds over most five-year scenarios.

A second lesson is that big market downturns invariably present opportunities and offer long-term investors the chance to buy quality companies at reasonable prices. Bubbles lead investors to make errors in judgment and misjudge the value of assets in a period of speculative fervor. On the way down, riskier assets often fall to bargain prices when investors are in the grip of fear. The experienced investor is able to identify those asset classes where investor panic has led to excessive undervaluation, and patiently wait for prices to recover.

While the perspective gained from years of investing experience is instructive, one must also be cognizant of the danger of becoming overconfident. It is important to remain intellectually honest about what one can and cannot assess, and remain focused on fundamentals and valuations and, through rigorous research and analysis, calculate both the potential upside and the downside for an asset class or individual security. At MMA Praxis, we believe we have selected active managers who have demonstrated their ability to manage portfolios consistent with this process.

Returns on stocks over the last 10 years have been disappointing. For the 10-year period ended June 30, 2008, the S&P 500 has compounded at just under 3 percent annually — a little more than 70 basis points below the annual return on Treasury bills. After a 10-year period of far-below-average gains, many investors believe we are “due” for some strong United States equity performance over the next five-plus years. Is this intuition or hope realistic?

Establishing realistic return expectations
In the decade prior to this one (June 1988 to June 1998), the S&P 500 returned an incredible 18.6 percent annually. This time span includes the halcyonic mid-’90s when interest rates declined precipitously, the growth rate for corporate earnings climbed above long-term trends, and price/earnings multiples on trailing 12-month earnings expanded from a historical average in the mid teens to nearly 30 times! As we now understand, investors took their enthusiasm way too far in the subsequent bubble period and pushed the price of stocks to extreme levels. Thus, the low returns of the past 10 years have forced investors to give back some of the excess earned in the previous decade. When both periods are combined, stocks have returned a little more than 10 percent annually in the 20 years through June 2008. That is very much in line with their long-term average.

Some investors may assume that, having come through a decade of above-average returns and then a decade of below-average returns, we will return to “normal” and can now expect average returns of 10 to 12 percent a year on stocks. Unfortunately, the stock market is forward looking and doesn’t care where it’s been — past performance doesn’t determine future results. As we look forward to the next five years, our general expectation is for a low-return environment overall — for both stocks and bonds. It is our belief that the most likely range of annualized returns for large-cap United States stocks over the next five years is 5 to 9 percent, though obviously returns could (and probably will) fall outside that band during some 12-month period(s). We offer this muted return forecast to help investors develop realistic expectations in building their financial plans; and to rely as much on increased savings as outsized market returns in realizing their financial planning goals.

Portfolio performance

MMA Praxis Intermediate Income Fund
Inflation is the key driver of interest rates, and longer-term, many market pundits see inflation as a risk. Reported inflation (as measured by the Consumer Price Index) stood at 4.2 percent as of May 31, 2008 (year over year comparison). Oil prices have been a big factor in the volatility in reported inflation in recent years. Core inflation, which excludes the relatively volatile food and energy sectors, was at 2.3 percent for the trailing 12 months (May 31, 2008). Other economic indicators that impact interest rates are the severity of the current credit crisis, housing prices, central bank vigilance, fiscal policy, strength of the dollar, and commodity prices.

Clearly, there are many economic uncertainties that could affect the direction of interest rates (and the price of bonds), but as noted many times before in these reports, bonds are an important diversifier in a well designed asset allocation strategy. Most investors should maintain a fixed percentage of their portfolio allocated to fixed income investments that is commensurate with their risk tolerance, investment objectives, and time horizon.

The Class A Share (NAV) posted a small gain of 0.92 percent for the first six months of 2008. These returns slightly lagged the benchmark established for the Praxis Income Fund (Lehman Aggregate Bond Index), which returned 1.13 percent over the same period. For in in-depth analysis of this Fund’s strategy, please read the co-portfolio manager’s commentary found later in this report.

MMA Praxis Core Stock Fund
The United States stock market had an abysmal first half of the year, with the S&P 500 losing nearly 12 percent. Earnings within the financial sector have been hit by the housing slowdown and problems associated with sub-prime loan write-downs. It remains unclear how bad this will ultimately get, and how long it might last. As noted earlier, investor psychology can heavily influence stock prices over the short term, and history shows investors usually carry prices to extreme levels in times of market exuberance and “oversell” on the way down during market meltdowns. Patient investors historically have been rewarded for staying the course, and we encourage our shareholders to adhere to this sound advice.

For the first six months of 2008, the Core Stock Fund Class A Share (NAV) returned −12.62 percent. These returns were marginally less than the established benchmark (S&P 500) for the MMA Praxis Core Stock Fund, which returned −11.91 percent. For a detailed explanation of those factors that contributed to the Fund’s performance, please read the portfolio managers commentary, found later in this report.

MMA Praxis Value Index Fund
For the first half of 2008, the Value Index Fund A Shares (NAV) were down 17.63 percent. The benchmark index for this fund, the MSCI U.S. Prime Market Value Index, declined 14.58 percent. (Note: It is not possible to invest directly in an index. Indexes do not incur expenses like an index fund.) The meltdown of the financial services sector was a major factor in the outsized losses experienced by value investors during the first six months of the year. For a more detailed discussion of performance attribution, please read the portfolio manager’s report.

MMA Praxis Growth Index Fund
The MMA Praxis Growth Index Fund is now just over one year old. It was designed to complement the MMA Praxis Value Index Fund. Both funds are managed through a passive indexing strategy that is intended to replicate the performance of large- and mid-sized growth stocks. Combining the MMA Praxis Value and Growth Index Funds will allow investors to gain broad, low-cost exposure to the United States stock market. As with all MMA Praxis Funds, these two integrate MMA’s stewardship investing guidelines. This includes screening companies based on ethical values, shareholder advocacy to encourage companies to be more responsible businesses and corporate citizens, and community development investing.

Thus far in 2008, the Fund (Class A Share, NAV) has returned −9.04 percent, trailing its benchmark, the MSCI U.S. Prime Growth Index, which generated a return of −7.82 percent for the same period.

MMA Praxis International Fund
Many international investors are well aware of the outsized returns that have been generated over the past five years. For the five-year period ended June 30, 2008, an investor in the MMA Praxis International

Fund Class A Share (NAV) has realized an average annual return of 13.02 percent. What they may not be aware of is that a good portion of this strong performance has come from currency price movements. For the first two quarters of 2008, developed international markets, as represented by the MSCI EAFE Index, declined 10.96 percent in United States dollar terms and 15.70 percent in local currency terms. The performance differential reflects the dollar’s depreciation against a basket of major currencies. Looking at the trailing five years ending June 30, the dollar’s depreciation versus a basket of other developed currencies accounts for one-third of the MSCI EAFE index’s annualized returns (16.67 percent in United States dollars versus 11.22 percent in local currency).

For the first six-months of 2008, the MMA Praxis International Fund Class A Share (NAV) returned −12.91 percent. The Fund underperformed its benchmark, the Morgan Stanley EAFE Index, which returned −10.96 percent. You are encouraged to read the commentary written by the portfolio manager for a more complete understanding of factors that contributed to the performance of the Fund thus far in 2008.

MMA Praxis Small Cap Fund
Large-cap stocks typically outperform in bear markets, but small-company stocks tend to do better than large-caps when the market is beginning to anticipate an economic recovery. The economy is clearly weak right now, and may even be in recession. Because the market is forward looking, however, it is not uncommon for small-caps to begin outperforming before recoveries are validated by empirical data. That said, there is meaningful uncertainty about how long the current economic malaise may last. Some indicators could lead an investor to conclude this is more than just a run-of-the-mill cyclical slowdown.

Against this backdrop of uncertainty, the prudent investor will stay the course with an appropriate allocation to small-cap stocks, which over a long period have delivered higher returns than large company stocks.

For the first six months of 2008, an investor in the Praxis Small-Cap Fund Class A Share (NAV) would have experienced a return of −9.37 percent, which is identical to the return delivered by the fund’s benchmark, the Russell 2000 Index.

Closing thoughts
The first half of 2008 saw several major developments in MMA’s stewardship investing activities. Please be sure to read Mark Regier’s report for a thorough discussion of these important initiatives.

This will be the last letter I pen to shareholders in the MMA Praxis Mutual Funds, as I recently announced my intent to retire from MMA at the end of 2008, after thirty-two years of service. Over the next few months, I will work closely with the Board of Directors and MMA senior management in assuring a smooth transition to a new Chief Executive Officer. It has been a great privilege to serve as President of the MMA Praxis Funds over the past eleven years. I wish nothing but success for the Funds, and will continue to maintain a personal investment in the Funds, as I firmly believe in the importance of integrating values with investment decisions.

All of us at MMA remain grateful for the trust and confidence you have demonstrated in MMA Praxis Mutual Funds. We take our stewardship responsibilities seriously and I can assure you that my colleagues, who will continue their service to the Funds, will endeavor to generate both financial and social returns on your investments.

Thank you for allowing us to partner with you in meeting your financial planning goals.

Sincerely,

John L. Liechty
President, MMA Praxis Mutual Funds

MMA Praxis Stewardship Investing Report

Doing sub-prime right!
A recent report from the Social Investment Forum confirmed that many of those who fell victim to the sub-prime mortgage industry would have been better served by the services offered by community development financial institutions (CDFIs). These community banks, community development credit unions, and nonprofit loans funds work with low-income or credit-challenged clients to help them succeed over the long term.

The Center for Responsible Lending predicts that 2.2 million borrowers could lose homes with an attendant loss of $164 billion in wealth in 2008. The demographics hardest hit by predatory lending in the sub-prime market include racial and ethnic minorities, the elderly, women, and low and moderate income borrowers.

CDFIs across the country are rescuing families hurt by predatory practices in the sub-prime mortgage industry through targeted outreach to borrowers, financial counseling, restructuring consumer debt, modifying loans for distressed borrowers, granting short-term loans, and managing repossessed properties. MMA supports these solutions through investments (more than $5.6 million) in CDFIs held by MMA Community Development Investments (MMA CDI). Read the full report on the Social Investment forum (www.socialinvest.org) or learn more about MMA CDI (www.mma-online.org).

Wal-Mart seeks to model sustainability
In late January, Lee Scott, CEO and president of Wal-Mart, delivered an address at Wal-Mart’s Year Beginning Meeting on sustainability. Scott’s remarks are visionary and echo a number of points made by socially concerned investors — including MMA Praxis — for many years. He also states, “It is one thing to say you want to do this. It is a whole different ballgame to actually do it ... But your Wal-Mart will do this.” This acknowledgment is encouraging, as shareholder advocates have had concerns that Wal-Mart’s sustainability rhetoric has increased, but its practices lag.

Of great significance is Scott’s pledge to prefer and — possibly pay more for — suppliers that meet or exceed Wal-Mart’s social and environmental criteria. If true, this approach constitutes a fundamental change in Wal-Mart’s business plan. The relentless drive toward low dollar costs (at all other costs) is at the heart of shareholders’ concerns about the company’s current unsustainable approach.

The value of voting shares
Spring is a time when many corporations hold their annual meetings to vote on proposals submitted by both management and shareholders. One privilege of owning shares of common stock is the right to vote on these proposals. MMA takes voting seriously. MMA Praxis votes proxies in favor of well-considered social and environmental shareholder resolutions that promote innovative thinking about long-term sustainability and success, in accordance with proxy voting guidelines. But how effective are these resolutions?

A new academic study by professors from Harvard and Duke Universities and the University of North Carolina, claims that implementation of shareholder proposals (which are non-binding) has nearly doubled in the recent past, from 22 percent in 1997-2002 to more than 40 percent during 2003-04. The percentage of shareholder support, size of the institution(s) sponsoring the proposal, and the reaction of peer firms to like proposals are the biggest determinants on how the company will react.

Many recent resolutions in the realm of corporate governance have garnered high support and led to implementation. Social and environmental resolutions have also seen increasing success, though less so. As more large institutional investors (such as pension funds) lend their support to more socially-oriented resolutions, these proposals will become more effective.

Toyota’s human side
MMA Praxis signed a shareholder letter that has been sent to Toyota in response to allegations about the auto manufacturer’s treatment of workers. In June, the National Labor Committee released a troubling, in-depth report on the human toll of Toyota’s auto manufacturing. The report links Toyota to human

MMA Praxis Stewardship Investing Report

trafficking and sweatshop abuse, the use of 10,000 low-wage temporary workers, unpaid overtime and severely overworked employees, repression of unions, and an overall lowering of wages and benefits throughout the United States. Toyota has yet to generate a significant response.

Toyota has been lauded for its green cars, as it fields an impressive array of hybrid vehicles. Yet, Toyota seems to lag behind on human rights and justice issues.

This is a good reminder that sustainability goes beyond “being green” to include employee — and stakeholder — well-being. Stakeholders are those who are affected by a company’s actions, such as employees, customers, and those who live next to a factory. If people are suffering directly or indirectly because of a company, that company has a problem with sustainability. When MMA Praxis and other shareholder advocates engage companies on social issues, we seek to have the fullest expression of sustainability addressed.

Concerned Toyota shareholders are seeking ongoing dialogue and are encouraging the company to use a comprehensive human rights impact assessment tool to chart a path forward.

MMA Praxis purchases bonds for Latin American development
The MMA Praxis Intermediate Income Fund has purchased $1 million in IDB (Inter-American Development Bank) bonds. The IDB helps foster sustainable economic and social development in Latin America and the Caribbean. It provides financing, leverage, policy advice, research, and technical assistance to carry out development projects in 26 countries. Since 1959, the IDB has supported more than 300 projects for social and economic development with an average of $10 billion in financing a year.

Continued conversation with Bank of America
MMA Praxis has been actively involved in shareholder advocacy with Bank of America (BAC) regarding its funding of coal-fired power plants and mountaintop removal (MTR) mining projects. Along with representatives from Trillium Asset Management, the Interfaith Center on Corporate Responsibility, and Ceres, MMA met with BAC’s Managing Directors of Energy, Global Industries, and Natural Resources, as well as other executives.

The coalition’s goal is to encourage BAC to place a moratorium on the funding of new coal-fired power plants and new MTR projects — and eventually stop financing them altogether — in an effort to reduce financial risk and curb greenhouse gas emissions and other environmental damage.

During the meeting, coalition participants spoke with the managers about corporate loan policy and environmental concerns. BAC has begun shifting some of its portfolio away from carbon-based energy and toward renewable energy. They have also devoted $20 billion over 10 years for environmental loan initiatives and they are a vocal proponent of a cap-and-trade system for greenhouse gases. However, there is still room for improvement according to their own stated goals.

BAC has been concerned about its environmental footprint for years. Their 54-story building in New York, where the coalition met with them, is seeking platinum LEED certification, and generates half its energy on-site from the sun. Now BAC is working to pursue greener strategies in its loan portfolio — and MMA Praxis will continue to engage them in this direction.

Dialogue with ConAgra
In April, MMA Praxis co-filed a resolution at ConAgra along with the Basilian Fathers of Toronto on the issue of its food supply chain security and sustainability. The resolution requested that the company’s board of directors report to shareholders, within six months, the measures the company has taken to ensure the long-term sustainability of their supply chain. In the last few years, many issues have surfaced regarding the safety of the global food supply, including outbreaks of e-coli bacteria in spinach and frozen hamburger in the United States and poisoned pet food, seafood, and other products from China.

MMA Praxis co-filed the resolution with the hope it would initiate a dialogue with ConAgra — and that strategy has worked. After receiving the resolution, ConAgra contacted MMA and the Basilian Fathers about possibilities for dropping the resolution. ConAgra has been consolidating dozens of subsidiaries into its main firm, which made a company-wide report unfeasible. With that transition nearly complete, ConAgra is ready to begin the process of writing a sustainability report and has established a timeline for the completion of the report and set in-person meeting dates with MMA Praxis and the Basilian Fathers. In response, the resolution has been withdrawn.

OneWorld celebrates one year
The OneWorld Community Investment Program, sponsored by MMA Community Development Investments and Mennonite Economic Development Associates, passed its one-year anniversary in May. The program, offered in partnership with the Calvert Foundation, enables individuals to invest in a portfolio of high quality community investments with as little as $1,000. OneWorld allows investors to channel their investments to either international microfinance programs, domestic faith-based community development efforts, or both. To date, more than $434,000 has been invested via the program impacting the future of hundreds of families and communities in the United States and around the world. Learn more by visiting www.mma-online.org.

New CDI initiative to focus on long-term disaster recovery
In partnership with five other institutions, MMA Community Development Investments (MMA CDI) recently helped launch The Isaiah Funds, an interfaith effort to rebuild communities following natural disasters. The funds will provide low-cost capital to disadvantaged communities who are especially hard hit, with an initial focus on hurricane recovery efforts along the Gulf Coast.

Economic redevelopment is a vital, and often overlooked, second stage to disaster recovery. MMA CDI plans to invest up to $500,000 in the funds by 2009. Approximately 85 percent (more than $10 million) of MMA CDI assets come from the MMA Praxis Mutual Funds as part of the Fund’s commitment to community development investing.

Though much of the Gulf Coast has regained the appearance of normalcy, some of the hardest rebuilding work lies ahead. The Isaiah Funds anticipate making more than $10 million in investments in New Orleans and the Gulf Coast Region by the end of 2009. Visit www.isaiahfunds.org to learn more.

Mark Regier
Stewardship Investing Services Manager

MMA Praxis Intermediate Income Fund

Annual report to shareholders
Portfolio managers’ letter

The first half of 2008 was a difficult time for all sectors of the capital markets except commodities. Investment grade fixed income did have a positive return, which was a big plus compared to stocks.

In the first quarter, Treasury bonds rallied strongly as investors tried to avoid risk with liquidity falling sharply. After the collapse of Bear Stearns in March, credit markets quieted down and spreads tightened. There was a huge flood of new issues at attractive levels. Fund managers took the opportunity to moderately overweight credit given the historically wide levels of spreads and the attractive level of yields.

Commercial mortgage backed securities (CMBS) also offered good value at historically wide levels. The overweight positions in CMBS and credit versus the Lehman Aggregate Index helped provide strong relative results in the second quarter.

As markets recovered, concern about inflation grew and oil and other commodity prices rose sharply. Inflation concerns led to a back up in Treasury yields. With a shorter than benchmark duration, the Fund benefited on a relative basis.

Another positive for the Fund was its well above benchmark yield. With wide spreads even in high quality securities, there were ample opportunities to improve the yield versus the index benchmark.

Outlook
In the second half we expect the economy to slow as the benefits from the tax rebates wear off. Unemployment appears to be headed toward 6 percent or higher. Real incomes are under pressure, high oil prices are a drag, and declining wealth from weak home prices and declining stock prices are adding to consumer woes.

As consumer demand weakens, we expect business demand to slow further. Corporate projects should decline in such an environment. Eventually weak credits will be pressured and defaults will rise. In this kind of environment, high quality bonds should do well.

The housing market which started the downturn continues to battle price declines in many markets. As defaults rise, more mortgage debt is defaulting which adds pressure to the already difficult environment for financial companies. Financials such as banks and brokers have had losses in many cases that are pressuring their capital ratios. This in turn forces tighter credit standards and reduces bank lending.

Several potential events are likely to keep risk perceptions at extreme levels over the next few months. Fannie Mae and Freddie Mac are two of them. As a result, we plan to keep a conservative profile in the portfolio for now. We do expect credit spreads to reach their March wides or perhaps surpass them. We want to be in a position to add exposure to quality credits if that happens. We believe markets tend to go to extremes and that another extreme will occur offering opportunities for attractive income and returns for you as shareholders, while taking reasonable levels of risk.

Delmar King
MMA Praxis Intermediate Income Fund Co-manager

Benjamin Bailey, CFA®
MMA Praxis Intermediate Income Fund Co-manager

MMA Praxis Intermediate Income Fund

MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 6/30/08

	Inception
	Date	1 Year	3 Year	5 Year	10 Year
Class A	5/12/99	6.27%	3.35%	3.21%	4.50%
Class A*	5/12/99	2.28%	2.04%	2.42%	4.11%

Class B	1/4/94	5.76%	2.88%	2.72%	4.15%
Class B**	1/4/94	1.76%	1.96%	2.55%	4.15%

Class I	5/1/06	6.52%	3.39%	3.03%	4.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 3.75%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%..

Class A Shares and Class I Shares of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Shares since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Intermediate Income Fund
Performance review (continued)

Growth of $10,000 Investment from 6/30/98 to 6/30/08

Class A - load		Class B - no load		LB Aggregate Bond Index		Class I
Date	Balance	Date	Balance	Date	Balance	Date	Balance

6/30/1998	9,625	6/30/1998	10,000	6/30/1998	10,000	6/30/1998	10,000
9/30/1998	10,018	9/30/1998	10,408	9/30/1998	10,423	9/30/1998	10,408
12/31/1998	9,978	12/31/1998	10,366	12/31/1998	10,458	12/31/1998	10,366
3/31/1999	9,907	3/31/1999	10,293	3/31/1999	10,406	3/31/1999	10,293
6/30/1999	9,809	6/30/1999	10,183	6/30/1999	10,315	6/30/1999	10,183
9/30/1999	9,874	9/30/1999	10,242	9/30/1999	10,385	9/30/1999	10,242
12/31/1999	9,816	12/31/1999	10,169	12/31/1999	10,372	12/31/1999	10,169
3/31/2000	9,979	3/31/2000	10,329	3/31/2000	10,601	3/31/2000	10,329
6/30/2000	10,037	6/30/2000	10,391	6/30/2000	10,785	6/30/2000	10,391
9/30/2000	10,313	9/30/2000	10,656	9/30/2000	11,110	9/30/2000	10,656
12/31/2000	10,606	12/31/2000	10,952	12/31/2000	11,578	12/31/2000	10,952
3/31/2001	10,917	3/31/2001	11,263	3/31/2001	11,929	3/31/2001	11,263
6/30/2001	10,971	6/30/2001	11,309	6/30/2001	11,996	6/30/2001	11,309
9/30/2001	11,422	9/30/2001	11,764	9/30/2001	12,550	9/30/2001	11,764
12/31/2001	11,305	12/31/2001	11,632	12/31/2001	12,555	12/31/2001	11,632
3/31/2002	11,228	3/31/2002	11,543	3/31/2002	12,567	3/31/2002	11,543
6/30/2002	11,626	6/30/2002	11,942	6/30/2002	13,031	6/30/2002	11,942
9/30/2002	12,167	9/30/2002	12,486	9/30/2002	13,629	9/30/2002	12,486
12/31/2002	12,324	12/31/2002	12,636	12/31/2002	13,843	12/31/2002	12,636
3/31/2003	12,474	3/31/2003	12,779	3/31/2003	14,036	3/31/2003	12,779
6/30/2003	12,765	6/30/2003	13,064	6/30/2003	14,387	6/30/2003	13,064
9/30/2003	12,753	9/30/2003	13,023	9/30/2003	14,366	9/30/2003	13,023
12/31/2003	12,776	12/31/2003	13,032	12/31/2003	14,411	12/31/2003	13,032
3/31/2004	13,078	3/31/2004	13,326	3/31/2004	14,794	3/31/2004	13,326
6/30/2004	12,778	6/30/2004	13,006	6/30/2004	14,433	6/30/2004	13,006
9/30/2004	13,137	9/30/2004	13,357	9/30/2004	14,894	9/30/2004	13,357
12/31/2004	13,257	12/31/2004	13,463	12/31/2004	15,036	12/31/2004	13,463
3/31/2005	13,207	3/31/2005	13,397	3/31/2005	14,964	3/31/2005	13,397
6/30/2005	13,541	6/30/2005	13,721	6/30/2005	15,414	6/30/2005	13,721
9/30/2005	13,439	9/30/2005	13,597	9/30/2005	15,311	9/30/2005	13,597
12/31/2005	13,498	12/31/2005	13,644	12/31/2005	15,401	12/31/2005	13,644
3/31/2006	13,401	3/31/2006	13,528	3/31/2006	15,301	3/31/2006	13,528
6/30/2006	13,364	6/30/2006	13,473	6/30/2006	15,289	6/30/2006	13,491
9/30/2006	13,823	9/30/2006	13,918	9/30/2006	15,872	9/30/2006	13,965
12/31/2006	13,988	12/31/2006	14,066	12/31/2006	16,068	12/31/2006	14,139
3/31/2007	14,174	3/31/2007	14,237	3/31/2007	16,309	3/31/2007	14,336
6/30/2007	14,067	6/30/2007	14,129	6/30/2007	16,225	6/30/2007	14,237
9/30/2007	14,439	9/30/2007	14,502	9/30/2007	16,686	9/30/2007	14,623
12/31/2007	14,813	12/31/2007	14,878	12/31/2007	17,187	12/31/2007	15,012
3/31/2008	15,091	3/31/2008	15,157	3/31/2008	17,560	3/31/2008	15,316
6/30/2008	14,949	6/30/2008	15,013	6/30/2008	17,381	6/30/2008	15,166

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 6/30/98 to 6/30/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 3.75%.

Class A Shares and Class I Shares of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Shares since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above indices are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
June 30, 2008 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES — 1.2%
Honda Auto Receivables Owner Trust, 4.15%, 10/15/10	$683,083	$685,197
Massachusetts RRB Special Purpose Trust, 3.78%, 9/15/10	68,175	68,262
PG&E Energy Recovery Funding LLC, 3.87%, 6/25/11	447,303	448,657
Residential Funding Mortgage Securities, 5.53%, 1/25/36	1,000,000	963,416
Wachovia Auto Loan Owner Trust, 5.10%, 7/20/11 (a)	841,781	846,767

TOTAL ASSET BACKED SECURITIES		3,012,299

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
JPMorgan Securities, Inc., 4.50%, 9/25/19	574,376	558,587

COMMERCIAL MORTGAGE BACKED SECURITIES — 12.0%
Banc of America Commercial Mortgage, Inc., 5.12%, 7/11/43	500,000	493,300
Bear Stearns Commercial Mortgage Securities, 6.48%, 2/15/35	1,265,000	1,297,762
Bear Stearns Commercial Mortgage Securities, 5.20%, 12/1/38	2,000,000	1,865,558
Bear Stearns Commercial Mortgage Securities, 4.95%, 2/11/41	300,000	294,698
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41	1,000,000	957,094
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	1,000,000	932,557
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	2,000,000	1,915,540
Bear Stearns Commercial Mortgage Securities, 4.52%, 11/11/41	500,000	484,127
Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42	1,000,000	995,294
Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42	1,000,000	945,170
Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42	1,125,000	1,122,558
Bear Stearns Commercial Mortgage Securities, 5.33%, 2/11/44	2,000,000	1,849,913
Bear Stearns Commercial Mortgage Securities, 5.61%, 6/11/50	1,000,000	975,615
Chase Commercial Mortgage Securities Corp., 7.32%, 10/15/32	987,748	1,022,659
First Union National Bank Commercial Mortgage, 6.22%, 12/12/33	500,000	510,218
GE Capital Commercial Mortgage Corp., 6.53%, 5/15/33	850,000	873,747
GMAC Commercial Mortgage Securities, 6.47%, 4/15/34	988,111	1,012,766
Heller Financial Commercial Mortgage Asset Corp., 7.75%, 1/17/34	603,979	622,061
JPMorgan Chase Commercial Mortgage Securities, 4.92%, 10/15/42	1,000,000	943,417
JPMorgan Chase Commercial Mortgage Securities, 5.40%, 5/15/45	2,000,000	1,893,542
JPMorgan Chase Commercial Mortgage Securities, 4.63%, 3/15/46	1,000,000	995,163
JPMorgan Trust, 4.90%, 10/15/42	1,000,000	969,292
Morgan Stanley Capital, 5.01%, 1/14/42	1,000,000	981,477
Morgan Stanley Capital, 4.83%, 6/12/47	1,000,000	976,589
Morgan Stanley Capital I, 6.48%, 11/15/30	141,992	141,775
Morgan Stanley Capital I, 5.93%, 12/15/35	1,225,000	1,235,800
Morgan Stanley Capital I, 5.98%, 8/12/41	1,000,000	981,850
Morgan Stanley Capital I, 5.51%, 11/12/49	2,000,000	1,874,918
PNC Mortgage Acceptance Corp., 7.51%, 12/10/32	2,000,000	2,065,850

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		31,230,310

CORPORATE BONDS — 28.8%
AGRICULTURAL SERVICES — 0.5%
Cargill, Inc., 7.50%, 9/1/26 (a)	1,250,000	1,352,611

Schedule of portfolio investments

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS — 28.8%, continued
ASSET MANAGEMENT — 0.5%
Legg Mason, Inc., 6.75%, 7/2/08	$1,300,000	$1,300,000

BANKING — 0.7%
Citigroup, Inc., 5.13%, 5/5/14 (b)	1,000,000	954,946
Wachovia Corp., 7.98%, 3/15/49 (b)	1,000,000	918,400

		1,873,346

BROKERAGE SERVICES — 0.6%
Lehman Brothers Holdings, 6.50%, 7/19/17 (b)	500,000	462,560
Morgan Stanley, 5.75%, 8/31/12 (b)	1,000,000	992,076

		1,454,636

BUILDING MATERIALS & CONSTRUCTION — 0.4%
Martin Marietta Material, 6.60%, 4/15/18	1,000,000	993,090

CHEMICALS (SPECIALTY) — 0.2%
Ecolab, Inc., 4.88%, 2/15/15	500,000	488,699

COMMERCIAL BANKS — 1.3%
Bank of America Corp., 7.75%, 8/15/15	1,000,000	1,076,491
State Street Corp., 7.35%, 6/15/26	1,000,000	1,043,443
Wells Fargo Co., 5.13%, 9/1/12 (b)	1,250,000	1,245,519

	3,250,000	3,365,453

COMPUTER & OFFICE EQUIPMENT — 0.4%
Xerox Corp., 6.35%, 5/15/18	1,000,000	987,100

COMPUTER SERVICES — 0.6%
Dell, Inc., 4.70%, 4/15/13 (b)	500,000	486,612
Hewlett-Packard Co., 4.50%, 3/1/13 (b)	1,000,000	990,424

		1,477,036

CONSTRUCTION — 0.2%
KB Home, 8.63%, 12/15/08	500,000	502,500

DIVERSIFIED MANUFACTURING — 0.8%
Cooper US, Inc., 5.45%, 4/1/15	1,000,000	1,006,893
Harsco Corp., 5.75%, 5/15/18 (b)	1,000,000	997,688

		2,004,581

ELECTRIC - INTEGRATED — 1.5%
Midamerican Energy Co., 6.75%, 12/30/31	1,500,000	1,568,395
Potomac Electric Power, 6.50%, 11/15/37	1,000,000	976,486
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,048,554
Transalta Corp., 6.65%, 5/15/18	500,000	490,128

		4,083,563

ELECTRIC SERVICES — 0.7%
AEP Texas North Co., Series B, 5.50%, 3/1/13	1,000,000	986,373
FPL Energy Caithness Funding, 7.65%, 12/31/18 (a)	700,307	763,061

		1,749,434

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS — 28.8%, continued
ELECTRONIC COMPONENTS - SEMICONDUCTORS — 0.2%
Applied Materials, Inc., 7.13%, 10/15/17	$500,000	$548,312

FINANCE - AUTO LOANS — 1.2%
American Honda Finance, 4.63%, 4/2/13	1,500,000	1,465,971
Ford Motor Credit Co., 7.25%, 10/25/11	1,000,000	774,961
Ford Motor Credit Co., 8.00%, 12/15/16 (b)	500,000	363,381
General Motors Acceptance Corp., 6.75%, 12/1/14	750,000	495,334

		3,099,647

FINANCIAL SERVICES — 3.3%
Countrywide Financial Corp., 5.80%, 6/7/12	1,000,000	945,806
Dun & Bradstreet Corp., 6.00%, 4/1/13	1,000,000	996,227
ERAC USA Finance Co., 5.90%, 11/15/15 (a)	1,000,000	914,345
General Electric Capital Corp., 6.88%, 11/15/10	1,000,000	1,053,543
General Electric Capital Corp., 6.15%, 8/7/37	1,000,000	938,378
JPMorgan Chase & Co., 4.75%, 5/1/13 (b)	2,000,000	1,943,721
NYSE Euronext, 4.80%, 6/28/13	1,000,000	986,239
SLM Corp., 4.00%, 1/15/09 (b)	1,000,000	987,692

		8,765,951

FIRE, MARINE & CASUALTY INSURANCE — 0.4%
Berkley Corp., 5.13%, 9/30/10	1,000,000	999,599

FOODS — 0.7%
General Mills, 5.65%, 9/10/12	936,000	954,403
Kellogg Co., 4.25%, 3/3/13 (b)	1,000,000	971,449

		1,925,852

INSURANCE — 1.8%
AllState Life Global Funding Trust, 5.38%, 4/30/13 (b)	500,000	498,040
American International Group, 6.25%, 5/1/36 (b)	1,000,000	872,583
Chubb Corp., 6.50%, 5/15/38 (b)	500,000	477,797
Fidelity National Title, 7.30%, 8/15/11	1,000,000	1,029,242
Markel Corp., 6.80%, 2/15/13	1,000,000	1,028,274
Principal Life Global, 6.25%, 2/15/12 (a)	1,000,000	1,047,582

		4,953,518

INTERNAL COMBUSTION ENGINES, N.E.C. — 0.4%
Briggs & Stratton Corp., 8.88%, 3/15/11 (b)	1,000,000	1,020,000

MEDIA — 0.6%
Comcast Corp., 5.70%, 5/15/18 (b)	500,000	474,361
McGrawHill Companies, Inc., 5.38%, 11/15/12 (b)	1,000,000	998,662

		1,473,023

MEDICAL - BIOMEDICAL/GENETIC — 1.0%
Amgen, Inc., 4.00%, 11/18/09 (b)	1,500,000	1,501,626
Biogen Idec, Inc., 6.00%, 3/1/13	500,000	496,157
Johnson & Johnson, 5.95%, 8/15/37	500,000	519,077

		2,516,860

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS — 28.8%, continued
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION — 1.4%
Indiana Gas Co., 6.55%, 6/30/28	$250,000	$239,778
Keyspan Gas East, 7.88%, 2/1/10	1,250,000	1,314,081
Northern Natural Gas, 5.38%, 10/31/12 (a)	1,000,000	1,011,018
Southern Union Co., 8.25%, 11/15/29	1,050,000	1,106,162

		3,671,039

NETWORKING — 0.4%
Cisco Systems, Inc., 5.25%, 2/22/11 (b)	1,000,000	1,029,589

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 1.9%
Conoco, Inc., 6.95%, 4/15/29	1,075,000	1,179,003
Motiva Enterprises LLC, 5.20%, 9/15/12 (a)	1,000,000	1,007,660
Ras Laffan, 5.83%, 9/30/16 (a)	1,000,000	971,080
XTO Energy, Inc., 7.50%, 4/15/12	1,000,000	1,072,873
XTO Energy, Inc., 5.50%, 6/15/18 (b)	1,000,000	954,981

		5,185,597

PIPELINES — 0.2%
National Fuel Gas Co., 6.50%, 4/15/18 (a) (b)	500,000	493,539

PUBLISHING - JOURNALS — 0.5%
Thomson Corp., 6.20%, 1/5/12 (b)	1,200,000	1,219,350

REAL ESTATE INVESTMENT TRUST — 0.5%
Simon Property Group, 6.35%, 8/28/12	1,200,000	1,202,473

RESTAURANTS — 0.4%
YUM! Brands, Inc., 8.88%, 4/15/11	1,000,000	1,080,899

RETAIL - BUILDING PRODUCTS — 0.4%
Home Depot, Inc., 5.25%, 12/16/13 (b)	500,000	479,555
Home Depot, Inc., 5.40%, 3/1/16	500,000	459,127

	1,000,000	938,682

RETAIL - DISCOUNT — 0.4%
Wal - Mart Stores, 7.55%, 2/15/30 (b)	1,000,000	1,126,035

SEMICONDUCTOR EQUIPMENT — 0.4%
KLA Instruments Corp., 6.90%, 5/1/18 (b)	1,000,000	980,366

SUPRANATIONAL BANK — 1.2%
Corporation Andina de Fomento, 5.20%, 5/21/13	1,000,000	987,829
IFFIM, 5.00%, 11/14/11 (a)	1,000,000	1,042,223
Inter-American Development Bank, 3.50%, 3/15/13	1,000,000	979,557

	3,000,000	3,009,609

TELECOMMUNICATIONS — 0.4%
Embarq Corp., 6.74%, 6/1/13	1,000,000	964,883

TELEPHONE - INTEGRATED — 1.1%
AT&T, Inc., 4.95%, 1/15/13 (b)	1,000,000	996,534
Sprint Capital Corp., 7.63%, 1/30/11	1,000,000	982,500

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS — 28.8%, continued
Verizon Communications, Inc., 5.50%, 4/1/17 (b)	$1,000,000	$961,136

		2,940,170

TRANSPORTATION SERVICES — 0.8%
Canadian National Railways, 4.40%, 3/15/13 (b)	1,000,000	973,609
Golden State Petroleum Transportation, 8.04%, 2/1/19	967,231	986,856

		1,960,465

UTILITIES — 0.4%
American Water Cap Corp., 6.09%, 10/15/17	1,000,000	959,203

UTILITIES - NATURAL GAS — 0.4%
Michigan Consolidated Gas Co., 8.25%, 5/1/14	1,000,000	1,117,581

TOTAL CORPORATE BONDS	75,178,538	74,814,291

CORPORATE NOTES — 1.2%
COMMUNITY DEVELOPMENT — 1.2%
MMA Community Development Investment, Inc., 1.85%, 12/31/09, (c)+	1,150,000	1,150,000
MMA Community Development Investment, Inc., 2.77%, 12/31/09, (c)+	1,925,000	1,925,000

TOTAL CORPORATE NOTES		3,075,000

INTEREST ONLY BONDS — 0.2%
FREDDIE MAC — 0.1%
5.00%, 5/15/23	232,523	985
5.00%, 4/15/29	2,000,000	304,263

		305,248

GOVERNMENT NATIONAL MORTGAGE ASSOC. — 0.1%
1.03%, 4/16/27	7,824,427	203,049

TOTAL INTEREST ONLY BONDS		508,297

MUNICIPAL BONDS — 0.4%
LL&P Wind Energy, Inc. Washington Rev., 5.73%, 12/1/17	1,000,000	969,970

U.S. GOVERNMENT AGENCIES — 53.4%
FANNIE MAE — 21.6%
7.25%, 1/15/10	4,450,000	4,732,825
6.13%, 3/15/12	2,700,000	2,902,428
4.13%, 4/15/14	900,000	895,114
5.00%, 4/15/15	2,250,000	2,326,156
7.00%, 7/1/15	12,567	13,338
5.00%, 2/13/17	1,000,000	1,018,612
5.00%, 7/1/18	760,951	759,992
5.00%, 9/1/18	1,001,607	1,000,344
7.00%, 11/1/19	103,876	109,821
7.00%, 11/1/19	59,974	63,406
5.50%, 6/1/22	1,961,769	1,978,301
5.00%, 7/1/23	1,378,498	1,345,217
5.00%, 4/1/24	1,366,236	1,331,665
5.00%, 4/1/25	1,712,263	1,667,482
5.00%, 7/1/25	1,533,619	1,493,510
5.00%, 10/1/25	1,851,440	1,803,019
5.50%, 11/1/25	1,412,343	1,408,953

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

U.S. GOVERNMENT AGENCIES — 53.4%, continued
8.50%, 9/1/26	$294,673	$323,106
6.50%, 5/1/31	107,695	110,991
6.50%, 6/1/32	262,360	272,357
6.00%, 10/1/32	233,534	237,179
5.00%, 2/1/33	1,330,152	1,283,207
4.90%, 6/1/33	198,234	200,535
4.26%, 10/1/33	922,282	934,476
6.00%, 10/1/33	495,235	500,178
6.08%, 2/1/34	496,277	502,163
5.50%, 2/4/34	1,062,470	1,048,504
4.19%, 5/1/34	589,640	598,373
5.50%, 5/1/34	1,126,299	1,116,774
6.00%, 8/1/34	1,720,910	1,738,085
5.50%, 10/1/34	1,159,349	1,147,371
5.50%, 11/1/34	1,236,594	1,220,339
6.00%, 11/1/34	2,048,705	2,069,151
5.50%, 1/1/35	1,815,064	1,796,311
5.50%, 1/1/35	1,224,618	1,208,520
5.00%, 10/1/35	2,362,235	2,266,316
5.50%, 10/1/35	2,822,201	2,790,397
6.00%, 10/1/35	1,290,887	1,303,770
5.50%, 4/1/36	2,357,278	2,330,712
6.00%, 6/1/36	1,484,883	1,499,702
5.50%, 11/1/36	2,566,658	2,532,919
5.43%, 5/1/37	2,228,351	2,249,760

		56,131,379

FEDERAL FARM CREDIT BANK — 0.8%
4.88%, 12/16/15	2,000,000	2,033,984

FEDERAL HOME LOAN BANK — 3.0%
5.38%, 7/17/09	1,500,000	1,537,785
4.13%, 8/13/10	1,000,000	1,016,899
6.63%, 11/15/10	900,000	965,185
3.88%, 6/14/13	300,000	296,333
5.00%, 11/17/17	4,000,000	4,078,316

	7,700,000	7,894,518

FREDDIE MAC — 24.6%
6.75%, 1/15/09	24,672	24,790
5.75%, 3/15/09	5,450,000	5,560,536
4.13%, 7/12/10	1,987,000	2,021,977
4.00%, 9/1/10	933,045	930,275
6.88%, 9/15/10	1,081,000	1,161,780
6.00%, 9/1/17	987,290	1,011,479
5.00%, 10/1/17	584,379	583,198
5.50%, 11/1/17	900,040	913,729
6.00%, 2/1/18	484,872	497,854
4.50%, 6/1/18	1,502,501	1,468,883

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

U.S. GOVERNMENT AGENCIES — 53.4%, continued
5.00%, 9/1/18	$846,718	$844,743
5.00%, 10/1/18	899,426	897,438
5.00%, 11/1/18	846,857	844,881
5.00%, 4/1/19	1,520,360	1,513,012
5.50%, 12/15/20	1,270,400	1,281,157
5.00%, 12/1/21	3,102,288	3,071,782
5.00%, 12/10/21	2,625,000	2,607,712
5.50%, 4/1/22	2,540,119	2,557,466
6.00%, 4/1/27	2,519,872	2,563,331
7.00%, 2/1/30	465,512	488,551
7.50%, 7/1/30	621,485	657,596
5.00%, 12/15/30	2,000,000	1,997,467
6.50%, 2/1/31	45,003	46,437
7.00%, 3/1/31	345,054	362,132
5.00%, 4/15/31	2,000,000	2,001,518
6.50%, 8/1/31	28,708	29,855
6.50%, 2/1/32	262,728	273,232
5.00%, 2/15/32	2,000,000	1,933,616
5.50%, 8/1/33	1,351,552	1,339,093
5.50%, 11/1/33	1,072,977	1,063,086
5.50%, 12/1/33	876,737	868,655
4.86%, 5/1/34	300,838	301,907
4.88%, 5/1/34	578,733	580,824
6.00%, 11/1/34	819,810	832,859
5.00%, 7/1/35	2,358,729	2,268,112
5.00%, 7/1/35	1,594,834	1,533,563
5.50%, 3/1/36	1,557,980	1,539,236
5.50%, 6/1/36	2,461,729	2,429,034
5.50%, 6/1/36	2,485,427	2,454,311
6.00%, 6/1/36	1,620,201	1,638,903
5.50%, 12/1/36	2,522,413	2,488,912
5.50%, 12/1/36	2,495,131	2,461,992
5.73%, 1/1/37	1,936,409	1,967,380
6.00%, 8/1/37	1,685,588	1,704,518

		63,618,812

GOVERNMENT NATIONAL MORTGAGE ASSOC. — 1.6%
6.75%, 4/15/16	71,586	75,965
7.00%, 12/20/30	113,386	119,077
6.50%, 4/20/31	131,743	136,503
6.50%, 7/20/31	117,780	121,667
6.50%, 10/20/31	245,826	254,709
7.00%, 10/20/31	73,437	77,123
7.00%, 3/20/32	280,848	294,945
6.50%, 5/20/32	152,879	158,200
5.50%, 1/20/34	269,347	270,336
6.93%, 9/15/39	2,005,165	2,020,024

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

U.S. GOVERNMENT AGENCIES — 53.4%, continued
6.85%, 10/15/39	$711,297	$719,299

		4,247,848

SMALL BUSINESS ADMINISTRATION — 0.3%
4.92%, 9/25/18	85,413	86,029
5.60%, 2/25/32	812,751	810,365

		896,394

TENNESSEE VALLEY AUTHORITY — 1.5%
6.25%, 12/15/17	2,000,000	2,221,720
4.65%, 6/15/35	1,750,000	1,589,371

		3,811,091

TOTAL U.S. GOVERNMENT AGENCIES		138,634,026

MUTUAL FUND — 0.5%
Pax World High Yield Fund	167,685	1,366,635

PREFERRED STOCKS — 0.7%
Fannie Mae, 8.25%	40,000	918,000
Freddie Mac, Series Z, 8.375%	40,000	972,000

TOTAL PREFERRED STOCKS		1,890,000

SHORT TERM INVESTMENT — 1.1%
Northern Institutional Government Select Portfolio	2,927,673	2,927,673

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 5.8%
Northern Institutional Liquid Asset Portfolio	15,084,786	15,084,786

TOTAL INVESTMENTS (Cost $278,000,226) — 105.5%		274,071,874
Other assets in excess of liabilities — (5.5%)		(14,345,633)

NET ASSETS — 100.0%		$259,726,241

(a)	144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees. At June 30, 2008, these securities were valued at $9,449,886 or 3.6% of net assets.
(b)	All or part of this security was on loan, as of June 30, 2008.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% - 12/01, $1,150,000 and MMA Community Development Investment, Inc., 4.30% - 12/01, $1,925,000. At June 30, 2008 these securities had an aggregate market value of $3,075,000, representing 1.2% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2008. Date presented reflects next rate change date.

		UNREALIZED
FUTURES CONTRACTS PURCHASED	CONTRACTS	DEPRECIATION

U.S. Long Bond Futures Contract, expiring September, 2008
(underlying face amount at value $8,553,938)	74	$25,044

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
June 30, 2008 (Unaudited)

ASSETS:
Investments, at value* (cost $259,840,440)	$255,912,088
Investments in affiliates, at value (cost $3,075,000)	3,075,000
Investments held as collateral for securities loaned, at value (cost $15,084,786)	15,084,786

Total Investments	274,071,874

Cash held as collateral for futures contracts	133,200
Interest and dividends receivable	2,528,606
Receivable for capital shares sold	40,120
Receivable for investments sold	3,254,330
Prepaid expenses	9,926

Total Assets	280,038,056

LIABILITIES:
Distributions payable to shareholders	183,709
Payable for capital shares redeemed	4,758,722
Payable for securities loaned	15,084,786
Accrued expenses and other payables:
Investment advisory fees	75,298
Affiliates	26,689
Distribution fees	21,089
Trustees fees	8,653
Other	152,869

Total Liabilities	20,311,815

NET ASSETS:
Capital	265,470,046
Distributions in excess of net investment income	(35,515)
Accumulated net realized loss on investments and foreign currency transactions	(1,779,938)
Net unrealized depreciation on investments	(3,928,352)

Net Assets	$259,726,241

Net Assets
Class A	$50,914,400
Class B	18,193,051
Class I	190,618,790

Total	$259,726,241

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	5,282,478
Class B	1,885,270
Class I	19,792,840

Total	26,960,588

Net asset value
Class A — Redemption Price Per Share(A)	$9.64

Class A — Maximum Sales Charge	3.75%

Class A — Maximum Offering Price Per Share
[(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$10.02

Class B — offering price per share**(A)	$9.65

Class I — offering price per share**(A)	$9.63

*	Includes securities on loan of $13,847,717.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Intermediate Income Fund

Statement of operations
For the six months ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Interest	$7,224,020
Income from securities lending	12,212
Interest from affiliates	37,095

Total Investment Income	7,273,327

EXPENSES:
Investment advisory fees	551,339
Administration fees	192,988
Distribution fees — Class A	62,505
Distribution fees — Class B	73,775
Shareholder servicing fees — Class A	62,505
Shareholder servicing fees — Class B	24,592
Transfer agent fees — Class A	4,291
Transfer agent fees — Class B	2,684
Transfer agent fees — Class I	1,017
Registration fees — Class A	3,831
Registration fees — Class B	5,006
Registration fees — Class I	4,200
Shareholder report printing fees — Class A	4,454
Shareholder report printing fees — Class B	3,112
Shareholder report printing fees — Class I	198
Professional fees	50,749
Custodian fees	15,094
Trustees’ fees and expenses	13,196
Other expenses	54,755

Total expenses before reductions/reimbursements	1,130,291
Expenses waived by Investment Adviser	(50,577)
Expenses reduced by Distributor	(87,097)

Net Expenses	992,617

Net Investment Income	6,280,710

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	1,414,652
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the period	(4,837,267)
Change in unrealized appreciation/depreciation of futures contracts during the period	(342)

Net realized and unrealized loss on investments and foreign currency transactions	(3,422,957)

Net increase in net assets resulting from operations	$2,857,753

See notes to financial statements.

Statement of operations

MMA Praxis Intermediate Income Fund

Statements of changes in net assets

	Six Months
	Ended	Year Ended
	June 30, 2008	December 31,
	(Unaudited)	2007
From Investment Activities:
Net investment income	$6,280,710	$12,075,717
Net realized gain on investments and foreign currency transactions	1,414,652	991,254
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the period	(4,837,609)	3,344,111

Net increase in net assets resulting from operations	2,857,753	16,411,082

Distributions to Class A Shareholders:
From net investment income	(1,184,862)	(2,027,920)

Distributions to Class B Shareholders:
From net investment income	(420,608)	(925,859)

Distributions to Class I Shareholders:
From net investment income	(5,094,822)	(9,899,152)

Change in net assets from distributions to shareholders	(6,700,292)	(12,852,931)

Change in net assets from capital transactions	(18,787,249)	5,400,455

Change in net assets	(22,629,788)	8,958,606

Net Assets:
Beginning of period	282,356,029	273,397,423

End of period	$259,726,241	$282,356,029

Accumulated (distributions in excess of) net investment income	$(35,515)	$(152)

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Intermediate Income Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.78		$9.66	$9.73	$9.95	$9.99	$10.05

Investment Activities:
Net investment income	0.23		0.41	0.38	0.37	0.39	0.39
Net realized and unrealized gains (losses) from investments, foreign currency transactions and swap contracts	(0.14)		0.15	(0.04)	(0.19)	(0.02)	(0.03)

Total from Investment Activities	0.09		0.56	0.34	0.18	0.37	0.36

Distributions:
Net investment income	(0.23)		(0.44)	(0.41)	(0.40)	(0.41)	(0.42)

Paid-in capital from redemption fees (a)	—		—	—	—	—	—

Net Asset Value, End of Period	$9.64		$9.78	$9.66	$9.73	$9.95	$9.99

Total Return (excludes sales charge)	0.92%	(b)	5.91%	3.63%	1.82%	3.77%	3.67%

Ratios/Supplemental Data:
Net assets at end of period (000)	$50,914		$48,951	$41,350	$239,583	$231,369	$39,270
Ratio of expenses to average net assets	0.88%	(c)	0.88%	0.93%	0.94%	0.91%	0.85%
Ratio of net investment income to average net assets	4.40%	(c)	4.23%	4.19%	3.77%	3.69%	3.85%
Ratio of expenses to average net assets*	1.19%	(c)	1.27%	1.28%	1.23%	1.33%	1.58%
Portfolio Turnover (d)	29.04%	(c)	29.22%	34.19%	37.79%	30.29%	47.58%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Intermediate Income Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.79		$9.66	$9.73	$9.94	$9.98	$10.05

Investment Activities:
Net investment income	0.22		0.38	0.37	0.33	0.33	0.34
Net realized and unrealized gains (losses) from investments	(0.15)		0.14	(0.08)	(0.20)	(0.01)	(0.03)

Total from Investment Activities	0.07		0.52	0.29	0.13	0.32	0.31

Distributions:
Net investment income	(0.21)		(0.39)	(0.36)	(0.34)	(0.36)	(0.38)

Paid-in capital from redemption fees (a)	—		—	—	—	—	—

Net Asset Value, End of Period	$9.65		$9.79	$9.66	$9.73	$9.94	$9.98

Total Return (excludes redemption charge)	0.69%	(b)	5.50%	3.10%	1.34%	3.30%	3.14%

Ratios/Supplemental Data:
Net assets at end of period (000)	$18,193		$21,308	$25,827	$34,927	$39,506	$44,238
Ratio of expenses to average net assets	1.32%	(c)	1.33%	1.36%	1.39%	1.38%	1.30%
Ratio of net investment income to average net assets	3.95%	(c)	3.78%	3.77%	3.31%	3.31%	3.41%
Ratio of expenses to average net assets*	1.75%	(c)	1.77%	1.77%	1.79%	1.91%	2.07%
Portfolio Turnover (d)	29.04%	(c)	29.22%	34.19%	37.79%	30.29%	47.58%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended
	June 30,		Year Ended	Period Ended
	2008		December 31,	December 31,
	(Unaudited)		2007	2006 (a)
Net Asset Value, Beginning of Period	$9.77		$9.65	$9.47

Investment Activities:
Net investment income	0.24		0.43	0.29
Net realized and unrealized gains from investments	(0.14)		0.15	0.18

Total from Investment Activities	0.10		0.58	0.47

Distributions:
Net investment income	(0.24)		(0.46)	(0.29)

Paid-in capital from redemption fees	—		—	—	(b)

Net Asset Value, End of Period	$9.63		$9.77	$9.65

Total Return (excludes redemption charge)	1.03%	(c)	6.18%	5.07%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$190,619		$212,097	$206,221
Ratio of expenses to average net assets	0.62%	(d)	0.63%	0.63%	(d)
Ratio of net investment income to average net assets	4.65%	(d)	4.48%	4.47%	(d)
Ratio of expenses to average net assets*	0.64%	(d)	0.77%	0.76%	(d)
Portfolio Turnover (e)	29.04%	(d)	29.22%	34.19%	(d)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Semi-annual report to shareholders
Portfolio managers’ letter

MMA Praxis Core Stock Fund Performance Overview
For the six-month period ended June 30, 2008, the Class A shares of MMA Praxis Core Stock Fund decreased by 12.62 percent compared to its benchmark, the S&P 500 Index, which decreased 11.91 percent. The Energy sector of the S&P 500 turned in the strongest performance over the six-month period. The Financial, Telecommunication service, and Industrial sectors of the S&P 500 turned in the weakest performance over the six-month period.

Key contributors to performance
Energy companies were the most important contributors to the Fund’s performance over the six-month period. The Fund’s energy companies out-performed the corresponding sector within the S&P 500 (up 24 percent versus up 9 percent for the index) and the Fund also benefited from a higher relative weighting in this sector (14 percent versus 13 percent for the index). ConocoPhillips, Devon Energy, EOG Resources, and Transocean were among the top contributors to performance.

The Fund managers have identified a number of investment opportunities in foreign companies. The Fund ended the period with approximately 11 percent of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund declined in value, but out-performed the S&P 500 over the period.

Key detractors from performance
The Fund’s financial companies out-performed the corresponding sector within the S&P 500 (down 25 percent versus down 30 percent for the index), but were still the largest detractors from performance. A higher relative average weighting in this sector (38 percent versus 17 percent for the index) detracted from both absolute and relative performance. While Millea Holdings (changed name to Tokio Marine Holdings in July 2008) and Visa (purchased in March) were among the top contributors to performance, American International Group, Wachovia, American Express, Berkshire Hathaway, JPMorgan Chase, Merrill Lynch, and Wells Fargo were among the top detractors from performance.

The weak performance of the Fund’s information technology companies (down 17 percent versus down 13 percent for the index) detracted from performance. Microsoft and Iron Mountain were among the top detractors from performance.

Christopher C. Davis
Portfolio Manager and CEO of Davis Advisors

Kenneth C. Feinberg
Portfolio Manager

MMA Praxis Core Stock Fund

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 6/30/08

	Inception
	Date	1 Year	3 Year	5 Year	10 Year
Class A	5/12/99	−17.28%	0.78%	3.94%	0.90%
Class A*	5/12/99	−21.61%	−1.01%	2.82%	0.36%

Class B	1/4/94	−17.83%	0.13%	3.27%	0.37%
Class B**	1/4/94	−21.04%	−0.81%	3.07%	0.37%

Class I	5/1/06	−17.00%	0.90%	3.75%	0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Shares and Class I Shares of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Shares since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Core Stock Fund
Performance review (continued)

Growth of $10,000 Investment from 6/30/98 to 6/30/08

Class A - load5.25%		Class B - no load		S&P 500		Class I
Date	Balance	Date	Balance	Date	Balance	Date	Balance

6/30/1998	9,475	6/30/1998	10,000	6/30/1998	10,000	6/30/1998	10,000
9/30/1998	8,112	9/30/1998	8,562	9/30/1998	9,005	9/30/1998	8,562
12/31/1998	9,513	12/31/1998	10,040	12/31/1998	10,923	12/31/1998	10,040
3/31/1999	9,898	3/31/1999	10,446	3/31/1999	11,467	3/31/1999	10,446
6/30/1999	11,055	6/30/1999	11,655	6/30/1999	12,276	6/30/1999	11,655
9/30/1999	10,271	9/30/1999	10,822	9/30/1999	11,509	9/30/1999	10,822
12/31/1999	10,719	12/31/1999	11,261	12/31/1999	13,222	12/31/1999	11,261
3/31/2000	11,226	3/31/2000	11,773	3/31/2000	13,525	3/31/2000	11,773
6/30/2000	10,984	6/30/2000	11,503	6/30/2000	13,166	6/30/2000	11,503
9/30/2000	10,878	9/30/2000	11,369	9/30/2000	13,038	9/30/2000	11,369
12/31/2000	10,674	12/31/2000	11,145	12/31/2000	12,018	12/31/2000	11,145
3/31/2001	9,891	3/31/2001	10,318	3/31/2001	10,593	3/31/2001	10,318
6/30/2001	10,176	6/30/2001	10,589	6/30/2001	11,212	6/30/2001	10,589
9/30/2001	9,006	9/30/2001	9,359	9/30/2001	9,566	9/30/2001	9,359
12/31/2001	9,833	12/31/2001	10,194	12/31/2001	10,589	12/31/2001	10,194
3/31/2002	10,001	3/31/2002	10,356	3/31/2002	10,618	3/31/2002	10,356
6/30/2002	8,948	6/30/2002	9,258	6/30/2002	9,195	6/30/2002	9,258
9/30/2002	7,587	9/30/2002	7,829	9/30/2002	7,606	9/30/2002	7,829
12/31/2002	8,048	12/31/2002	8,300	12/31/2002	8,248	12/31/2002	8,300
3/31/2003	7,719	3/31/2003	7,945	3/31/2003	7,988	3/31/2003	7,945
6/30/2003	8,541	6/30/2003	8,780	6/30/2003	9,218	6/30/2003	8,780
9/30/2003	8,695	9/30/2003	8,919	9/30/2003	9,462	9/30/2003	8,919
12/31/2003	9,558	12/31/2003	9,792	12/31/2003	10,614	12/31/2003	9,792
3/31/2004	9,778	3/31/2004	10,000	3/31/2004	10,794	3/31/2004	10,000
6/30/2004	9,917	6/30/2004	10,131	6/30/2004	10,979	6/30/2004	10,131
9/30/2004	9,594	9/30/2004	9,784	9/30/2004	10,774	9/30/2004	9,784
12/31/2004	10,289	12/31/2004	10,474	12/31/2004	11,768	12/31/2004	10,474
3/31/2005	10,025	3/31/2005	10,188	3/31/2005	11,515	3/31/2005	10,188
6/30/2005	10,125	6/30/2005	10,273	6/30/2005	11,673	6/30/2005	10,273
9/30/2005	10,295	9/30/2005	10,429	9/30/2005	12,094	9/30/2005	10,429
12/31/2005	10,653	12/31/2005	10,777	12/31/2005	12,346	12/31/2005	10,777
3/31/2006	10,838	3/31/2006	10,940	3/31/2006	12,866	3/31/2006	10,940
6/30/2006	10,771	6/30/2006	10,862	6/30/2006	12,680	6/30/2006	10,890
9/30/2006	11,141	9/30/2006	11,218	9/30/2006	13,399	9/30/2006	11,270
12/31/2006	11,942	12/31/2006	12,003	12/31/2006	14,296	12/31/2006	12,094
3/31/2007	11,833	3/31/2007	11,873	3/31/2007	14,388	3/31/2007	12,000
6/30/2007	12,529	6/30/2007	12,548	6/30/2007	15,291	6/30/2007	12,715
9/30/2007	12,280	9/30/2007	12,298	9/30/2007	15,602	9/30/2007	12,480
12/31/2007	11,860	12/31/2007	11,878	12/31/2007	15,082	12/31/2007	12,063
3/31/2008	10,862	3/31/2008	10,879	3/31/2008	13,657	3/31/2008	11,053
6/30/2008	10,363	6/30/2008	10,379	6/30/2008	13,285	6/30/2008	10,552

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 6/30/98 to 6/30/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class A Shares and Class I Shares of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Shares since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

1	S&P 500 Index is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

2	The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple broad-based social screens and is intended to be generally representative of the socially responsible investment market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Value Index Fund
Schedule of portfolio investments
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 96.2%
ADVERTISING SERVICES — 0.5%
WPP Group plc ADR (b)	23,300	$1,114,206

AUTOMOBILES — 1.9%
CarMax, Inc. (a)	97,300	1,380,687
Harley-Davidson, Inc.	88,000	3,190,880

		4,571,567

BANKS — 5.5%
Bank of New York Mellon Corp.	97,500	3,688,425
State Street Corp.	9,300	595,107
The Toronto-Dominion Bank (b)	22,366	1,392,731
Wachovia Corp.	100,074	1,554,149
Wells Fargo & Co.	272,200	6,464,750

		13,695,162

BROADCASTING/CABLE — 4.1%
Comcast Corp., Class A	369,450	6,930,882
Grupo Televisa S.A. — ADR (b)	135,200	3,193,424
Liberty Media Corp — Capital, Series A (a)	9,535	137,304

		10,261,610

BUILDING MATERIALS & CONSTRUCTION — 0.6%
Vulcan Materials Co.	24,200	1,446,676

BUSINESS SERVICES — 1.5%
Iron Mountain, Inc. (a)	140,300	3,724,965

COMPUTER EQUIPMENT & SERVICES — 0.7%
Google, Inc., Class A (a)	3,410	1,795,092

COMPUTERS & PERIPHERALS — 2.5%
Cisco Systems, Inc. (a)	65,200	1,516,552
Dell, Inc. (a)	113,500	2,483,380
Hewlett-Packard Co.	48,150	2,128,712

		6,128,644

CONSTRUCTION — 1.0%
Martin Marietta Materials, Inc.	24,200	2,506,878

CONSUMER FINANCIAL SERVICES — 5.0%
American Express Co.	247,800	9,334,626
Discover Financial Services	15,600	205,452
H&R Block, Inc.	135,950	2,909,330

		12,449,408

CONSUMER GOODS & SERVICES — 1.3%
Procter & Gamble Co.	51,900	3,156,039

CONTAINERS - PAPER & PLASTIC — 1.6%
Sealed Air Corp.	206,200	3,919,862

COSMETICS & TOILETRIES — 0.4%
Avon Products, Inc.	24,600	886,092

E-COMMERCE — 0.6%
Amazon.com, Inc. (a)	11,900	872,627
Liberty Media Corp — Interactive, Class A (a)	48,675	718,443

		1,591,070

Schedule of portfolio investments

MMA Praxis Core Stock Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 96.2%, continued
ELECTRONIC & ELECTRICAL - GENERAL — 1.2%
Texas Instruments, Inc.	101,800	$2,866,688

FINANCIAL SERVICES — 8.2%
Ameriprise Financial, Inc.	45,500	1,850,485
Citigroup, Inc.	63,200	1,059,232
E*TRADE Financial Corp. (a)	20,100	63,114
JPMorgan Chase & Co.	261,600	8,975,496
MBIA, Inc. (a)	24,100	105,799
Merrill Lynch & Co., Inc.	187,800	5,955,138
Moody’s Corp.	59,200	2,038,848
Morgan Stanley	9,100	328,237

		20,376,349

FOOD & STAPLES RETAILING — 0.2%
Whole Foods Market, Inc.	21,500	509,335

FOOD PRODUCTS — 0.2%
The Hershey Co.	14,700	481,866

HOME FURNISHINGS — 0.3%
Hunter Douglas N.V.	10,300	621,844

INSURANCE — 16.1%
Ambac Financial Group, Inc.	47,776	64,020
American International Group, Inc.	233,800	6,186,348
Aon Corp.	45,000	2,067,300
Berkshire Hathaway, Inc., Class A (a)	97	11,712,749
Loews Corp.	152,800	7,166,320
Markel Corp. (a)	590	216,530
Millea Holdings, Inc. (c)	49,900	1,945,529
NIPPONKOA Insurance Co.	207,700	1,801,495
Principal Financial Group, Inc.	19,100	801,627
Sun Life Financial, Inc. (b)	11,600	475,020
The Progressive Corp.	264,600	4,953,312
Transatlantic Holdings, Inc.	44,710	2,524,774

		39,915,024

MANUFACTURING — 0.9%
Tyco International Ltd. (b)	52,990	2,121,720

MEDIA — 0.4%
Liberty Media Corp — Entertainment, Series A (a)	36,240	878,095

MEDICAL EQUIPMENT & SUPPLIES — 1.1%
Covidien Ltd.	54,380	2,604,258

METAL MINING — 0.7%
Rio Tinto plc	15,100	1,807,308

MINERALS — 0.7%
BHP Billiton plc	42,300	1,617,687

MULTIMEDIA — 1.5%
News Corp., Class A	244,500	3,677,280

MMA Praxis Core Stock Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 96.2%, continued
OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 18.2%
Canadian Natural Resources Ltd.(b)	46,000	$4,611,500
China Shipping Development Company Ltd. (b)	472,000	1,416,499
ConocoPhillips	141,350	13,342,027
Devon Energy Corp.	96,900	11,643,504
EOG Resources, Inc.	82,700	10,850,240
Transocean, Inc. (a) (b)	21,755	3,315,244

		45,179,014

PHARMACEUTICALS — 3.0%
Cardinal Health, Inc.	42,130	2,173,065
Express Scripts, Inc. (a)	32,100	2,013,312
Johnson & Johnson	20,500	1,318,970
UnitedHealth Group, Inc.	74,900	1,966,125

		7,471,472

REAL ESTATE — 1.0%
Brookfield Asset Management, Inc., Class A	34,000	1,106,360
Hang Lung Group Ltd.	313,000	1,390,933

		2,497,293

RETAIL — 9.0%
Bed Bath & Beyond, Inc. (a)	68,900	1,936,090
Costco Wholesale Corp.	207,600	14,561,064
CVS Caremark Corp.	117,122	4,634,518
Lowe’s Cos., Inc.	48,500	1,006,375
Sears Holdings Corp. (a)	3,100	228,346

		22,366,393

SOFTWARE & COMPUTER SERVICES — 2.8%
Microsoft Corp.	228,100	6,275,031
Visa Inc., Class A (a)	7,770	631,779

		6,906,810

SOFTWARE & SERVICES — 0.3%
eBay, Inc. (a)	28,200	770,706

TELECOMMUNICATIONS — 0.7%
Sprint Nextel Corp. (a)	179,300	1,703,350
Virgin Media, Inc.	6,258	85,171

		1,788,521

TRANSPORTATION SERVICES — 2.5%
Asciano Group (b)	41,900	139,352
China Merchants Holdings International Company Ltd.	610,000	2,358,716
Cosco Pacific Ltd.	408,000	668,728
Kuehne & Nagel International AG	16,200	1,538,818
Toll Holdings Ltd.	57,188	329,968
United Parcel Service, Inc., Class B	19,400	1,192,518

		6,228,100

TOTAL COMMON STOCKS		237,933,034

COMMERCIAL PAPER — 2.3%
Intesa, 2.25%, 7/1/08	5,663,000	5,663,000

MMA Praxis Core Stock Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

SHORT TERM INVESTMENT — 0.0%
Northern Institutional Government Select Portfolio	675	$675

CORPORATE NOTES — 1.6%
COMMUNITY DEVELOPMENT — 1.6%
MMA Community Development Investment, Inc., 1.85%, 12/31/09, (d)+	1,603,000	1,603,000
MMA Community Development Investment, Inc., 2.77%, 12/31/09, (d)+	2,432,000	2,432,000

TOTAL CORPORATE NOTES		4,035,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 4.0%
Northern Institutional Liquid Asset Portfolio	8,555,628	8,555,628
U.S. Treasury Bond Stripped Principal Payment	2,139,011	1,226,659

		9,782,287

TOTAL INVESTMENTS (Cost $262,611,801) — 104.1%		257,413,996
Liabilities in excess of other assets — (4.1%)		(10,029,855)

NET ASSETS — 100.0%		$247,384,141

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2008.
(c)	Name changed to Tokio Marine Holdings, Inc., as of 7/1/2008.
(d)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 1.85% - 12/01, $1,603,000 and MMA Community Development Investment, Inc., 2.77% - 12/01, $2,432,000. At June 30, 2008, these securities had an aggregate market value of $4,035,000, representing 1.6% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2008. Date presented reflects next rate change date.
ADR — American Depository Receipt
plc — Public Liability Company

		UNREALIZED
FUTURES CONTRACTS PURCHASED	CONTRACTS	DEPRECIATION

S&P 500 Index Futures Contract, expiring September, 2008 (underlying face amount at value $3,523,025)	11	$285,863

See notes to financial statements.

MMA Praxis Core Stock Fund
Statement of assets and liabilities
June 30, 2008 (Unaudited)

ASSETS:
Investments, at value* (cost $248,794,514)	$243,596,709
Investments in affiliates, at value (cost $4,035,000)	4,035,000
Investments held as collateral for securities loaned, at value (cost $9,782,287)	9,782,287

Total Investments	257,413,996

Cash	61,705
Cash held as collateral for futures contracts	198,000
Interest and dividends receivable	227,999
Receivable for capital shares sold	111,675
Tax reclaim receivable	21,223
Prepaid expenses	27,493

Total Assets	258,062,091

LIABILITIES:
Distributions payable to shareholders	114,924
Payable for capital shares redeemed	411,585
Payable for securities loaned	9,782,287
Accrued expenses and other payables:
Investment advisory fees	181,392
Affiliates	19,555
Distribution fees	42,096
Trustees fees	21,043
Other	105,068

Total Liabilities	10,677,950

NET ASSETS:
Capital	258,305,497
Distributions in excess of net investment income	(309,513)
Accumulated net realized loss on investments and futures contracts	(5,414,038)
Net unrealized depreciation on investments	(5,234,853)
Unrealized appreciation of futures contracts	37,048

Net Assets	$247,384,141

Net Assets
Class A	$83,590,355
Class B	38,552,448
Class I	125,241,338

Total	$247,384,141

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	6,450,693
Class B	3,114,661
Class I	9,621,143

Total	19,186,497

Net asset value Class A — Redemption Price Per Share(A)	$12.96

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$13.68

Class B — offering price per share**(A)	$12.38

Class I — offering price per share **(A)	$13.02

*	Includes securities on loan of $8,979,821.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Core Stock Fund

Statement of operations
For the six months ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends	$2,318,709
Foreign tax withholding	(21,672)
Interest	136,895
Income from securities lending	12,018
Interest from affiliates	49,515

Total Investment Income	2,495,465

EXPENSES:
Investment advisory fees	1,031,688
Administration fees	195,270
Distribution fees — Class A	115,581
Distribution fees — Class B	168,888
Shareholder servicing fees — Class A	115,581
Shareholder servicing fees — Class B	56,296
Transfer agent fees — Class A	11,504
Transfer agent fees — Class B	9,723
Transfer agent fees — Class I	24
Registration fees — Class A	6,079
Registration fees — Class B	6,696
Registration fees — Class I	93
Shareholder report printing fees — Class A	8,142
Shareholder report printing fees — Class B	8,855
Shareholder report printing fees — Class I	108
Professional fees	32,456
Custodian fees	21,545
Trustees’ fees and expenses	21,476
Other expenses	76,651

Total expenses before reductions/reimbursements	1,886,656
Expenses reduced by Distributor	(138,099)

Net Expenses	1,748,557

Net Investment Income	746,908

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments and futures contracts	(5,327,073)
Change in unrealized appreciation/depreciation of investments during the period	(33,910,381)
Change in unrealized appreciation/depreciation of futures contracts during the period	(282,700)

Net realized and unrealized loss on investments and futures contracts	(39,520,154)

Net decrease in net assets resulting from operations	$(38,773,246)

See notes to financial statements.

Statement of operations

MMA Praxis Core Stock Fund

Statements of changes in net assets

	Six Months
	Ended
	June 30,	Year Ended
	2008	December 31,
	(Unaudited)	2007
From Investment Activities:
Net investment income	$746,908	$2,957,466
Net realized gain (loss) on investments and futures contracts	(5,327,073)	8,003,375
Change in unrealized appreciation/depreciation of investments and futures contracts during the period	(34,193,081)	(12,163,023)

Net decrease in net assets resulting from operations	(38,773,246)	(1,202,182)

Distributions to Class A Shareholders:
From net investment income	(217,604)	(952,650)
From net realized gain on investment	—	(1,852,090)

Distributions to Class B Shareholders:
From net investment income	—	(150,524)
From net realized gain on investment	—	(1,024,191)

Distributions to Class I Shareholders:
From net investment income	(481,141)	(2,008,694)
From net realized gain on investment	—	(2,916,972)

Change in net assets from distributions to shareholders	(698,745)	(8,905,121)

Change in net assets from capital transactions	(25,450,438)	(20,308,484)

Change in net assets	(64,922,429)	(30,415,787)

Net Assets:
Beginning of Period	312,306,570	342,722,357

End of Period	$247,384,141	$312,306,570

Distributions in excess of net investment income	$(309,513)	$(309,513)

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Core Stock Fund
Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.87		$15.40	$14.42	$13.99	$13.06	$11.00

Investment Activities:
Net investment income	0.03		0.13	0.04	0.07	0.08	0.05
Net realized and unrealized gains (losses) from investments and futures contracts	(1.91)		(0.24)	1.70	0.42	0.92	2.01

Total from Investment Activities	(1.88)		(0.11)	1.74	0.49	1.00	2.06

Distributions:
Net investment income	(0.03)		(0.14)	—	(0.06)	(0.07)	—	(a)
Net realized gain	—		(0.28)	(0.76)	—	—	—
Tax return of capital	—		—	—	—	—	—	(a)

Total Distributions	(0.03)		(0.42)	(0.76)	(0.06)	(0.07)	—

Paid-in capital from redemption fees (a)	—		—	—	—	—	—

Net Asset Value, End of Period	$12.96		$14.87	$15.40	$14.42	$13.99	$13.06

Total Return (excludes sales charge)	(12.62%	) (b)	(0.68% )	12.10%	3.52%	7.65%	18.77%

Ratios/Supplemental Data:
Net assets at end of period (000)	$83,590		$99,838	$95,185	$208,640	$202,474	$41,244
Ratio of expenses to average net assets	1.29%	(c)	1.45%	1.49%	1.34%	1.33%	1.25%
Ratio of net investment income to average net assets	0.50%	(c)	0.81%	0.19%	0.50%	1.04%	0.45%
Ratio of expenses to average net assets*	1.54%	(c)	1.70%	1.74%	1.60%	1.65%	1.86%
Portfolio Turnover (d)	31.20%	(c)	12.17%	72.41%	32.66%	9.99%	7.68%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Core Stock Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2008		December 31,	December 31,	December 31,		December 31,	December 31,
	(Unaudited)		2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$14.22		$14.74	$13.92	$13.53		$12.67	$10.74

Investment Activities:
Net investment income (loss)	(0.03)		(0.01)	(0.09)	(0.02)		0.01	(0.02)
Net realized and unrealized gains (losses) from investments	(1.81)		(0.19)	1.67	0.41		0.87	1.95

Total from Investment Activities	(1.84)		(0.20)	1.58	0.39		0.88	1.93

Distributions:
Net investment income	—		(0.04)	—	—		(0.02)	—
Net realized gain	—		(0.28)	(0.76)	—		—	—

Total distributions	—		(0.32)	(0.76)	—		(0.02)	—

Paid-in capital from redemption fees (a)	—		—	—	—		—	—

Net Asset Value, End of Period	$12.38		$14.22	$14.74	$13.92		$13.53	$12.67

Total Return (excludes redemption charge)	(12.94%	) (b)	(1.32% )	11.38%	2.88%		6.96%	17.97%

Ratios/Supplemental Data:
Net assets at end of period (000)	$38,552		$52,732	$73,973	$103,815		$121,817	$127,348
Ratio of expenses to average net assets	2.00%	(c)	2.10%	2.13%	1.99%		1.98%	1.90%
Ratio of net investment income (loss) to average net assets	(0.22%	) (c)	0.12%	(0.52% )	(0.14%	)	0.50%	(0.21%	)
Ratio of expenses to average net assets*	2.10%	(c)	2.20%	2.23%	2.09%		2.22%	2.33%
Portfolio Turnover (d)	31.20%	(c)	12.17%	72.41%	32.66%		9.99%	7.68%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended
	June 30,		Year Ended	Period Ended
	2008		December 31,	December 31,
	(Unaudited)		2007	2006 (a)
Net Asset Value, Beginning of Period	$14.94		$15.45	$14.76

Investment Activities:
Net investment income	0.06		0.20	0.04
Net realized and unrealized gains (losses) from investments	(1.93)		(0.24)	1.41

Total from Investment Activities	(1.87)		(0.04)	1.45

Distributions:
Net investment income	(0.05)		(0.19)	—
Net realized gain	—		(0.28)	(0.76)

Total distributions	(0.05)		(0.47)	(0.76)

Net Asset Value, End of Period	$13.02		$14.94	$15.45

Total Return (excludes redemption charge)	(12.52%	) (b)	(0.26% )	9.86%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$125,241		$159,737	$173,565
Ratio of expenses to average net assets	0.99%	(c)	1.05%	1.02%	(c)
Ratio of net investment income to average net assets	0.80%	(c)	1.20%	0.43%	(c)
Ratio of expenses to average net assets*	0.99%	(c)	1.05%	1.03%	(c)
Portfolio Turnover (d)	31.20%	(c)	12.17%	72.41%	(c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Semi-annual report to shareholders
Portfolio manager’s letter

The credit crisis that began in the middle of 2007 continues to take its toll on the value style of investing, particularly because of the large role financial companies play in most value style indexes. This trend continued during the first half of 2008, with value stocks as measured by the MSCI Prime Market Value Index generating a return of −14.58% versus the MSCI Prime Market Growth Index with a return of −7.82%. The contrast is even starker for the year ending June 30, 2008 with value trailing growth −19.81% to −3.79% as measured by the same MSCI style indexes. These trends stretch back even further in time, with financial companies checking in with the worst performance (25.7%, Standard & Poor’s Financial Index) since the market low in October 2002 while energy clocked the best performance (326.1%, Standard & Poor’s Energy Index) during the same period.

A countervailing trend to the financial meltdown in most large company value indexes has been the tremendous success of energy companies, particularly large integrated oil companies, over the last several years as oil prices have soared above $140 per barrel. Still, the weight of financial companies in value indexes — at more than double the weight of energy companies — caused the negative performance of financials to more than offset the positive performance of the energy companies.

These two sectors — Financials and Energy — have played a major role in the relative performance of the MMA Praxis Value Index Fund as well. The Fund’s A shares delivered a disappointing −17.63 percent for the first half of 2008 versus its public benchmark, the MSCI Prime Market Value Index, which registered −14.58 percent. As we have described in the past, MMA Praxis’ stewardship investing screens preclude the Fund from investing in some, but not all, large oil companies due to their lack of leadership in the area of environmental stewardship. The weight that would have been invested in these energy companies is effectively spread over the remaining companies in the Fund. Since the financial sector has been the largest sector in the Fund, it receives the largest portion of the reallocated weight. In short, the Fund has been underweight in the energy sector — the best performing sector for the last few years — and overweight in the financial sector, by far the worst performing sector.

In terms of the impact of individual companies, the negatives are a Who’s Who of large financial companies including AIG, Bank of America, Citigroup, Wachovia, and Merrill Lynch. Not owning Chevron during the period also cost the Fund potential returns. The only material positives for the Fund were losses avoided by not investing in General Electric and Pfizer, both of which had poor performance during the period.

We are confident these trends will eventually reverse and be replaced by new sector leadership. Of course, the timing and magnitude of these reversals is unpredictable.

Chad Horning, CFA®
MMA Praxis Value Index Fund Manager

MMA Praxis Value Index Fund

MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 6/30/08

	Inception				Since
	Date	1 Year	3 Year	5 Year	Inception
Class A	5/1/01	−26.48%	−0.62%	5.22%	−0.18%
Class A*	5/1/01	−30.35%	−2.38%	4.08%	−0.93%

Class B	5/1/01	−26.97%	−1.17%	4.65%	−0.71%
Class B**	5/1/01	−29.75%	−2.06%	4.49%	−0.71%

Class I	5/1/06	−26.29%	−0.56%	5.04%	−0.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class I Shares of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Shares since inception of 5/1/01.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Value Index Fund
Performance review (continued)

Growth of $10,000 Investment from 5/1/01 to 6/30/08

Class A - load 5.25%		Class B - CDSC load		MSCI Prime Market Value Index		Class I
Date	Balance	Date	Balance	Date	Balance	Date	Balance

5/1/2001	9,479	5/1/2001	10,000	5/1/2001	10,000	5/1/2001	10,000
6/30/2001	9,261	6/30/2001	9,376	6/30/2001	9,903	6/30/2001	9,766
9/30/2001	7,933	9/30/2001	8,012	9/30/2001	9,118	9/30/2001	8,345
12/31/2001	8,368	12/31/2001	8,448	12/31/2001	9,718	12/31/2001	8,798
3/31/2002	8,340	3/31/2002	8,409	3/31/2002	10,105	3/31/2002	8,758
6/30/2002	7,321	6/30/2002	7,370	6/30/2002	9,116	6/30/2002	7,675
9/30/2002	5,849	9/30/2002	5,877	9/30/2002	7,461	9/30/2002	6,120
12/31/2002	6,460	12/31/2002	6,486	12/31/2002	8,071	12/31/2002	6,753
3/31/2003	6,123	3/31/2003	6,138	3/31/2003	7,637	3/31/2003	6,390
6/30/2003	7,253	6/30/2003	7,342	6/30/2003	8,977	6/30/2003	7,565
9/30/2003	7,407	9/30/2003	7,489	9/30/2003	9,186	9/30/2003	7,716
12/31/2003	8,422	12/31/2003	8,509	12/31/2003	10,469	12/31/2003	8,766
3/31/2004	8,607	3/31/2004	8,686	3/31/2004	10,698	3/31/2004	8,949
6/30/2004	8,625	6/30/2004	8,771	6/30/2004	10,866	6/30/2004	8,945
9/30/2004	8,743	9/30/2004	8,881	9/30/2004	11,006	9/30/2004	9,057
12/31/2004	9,522	12/31/2004	9,654	12/31/2004	12,085	12/31/2004	9,845
3/31/2005	9,305	3/31/2005	9,434	3/31/2005	12,044	3/31/2005	9,620
6/30/2005	9,530	6/30/2005	9,745	6/30/2005	12,254	6/30/2005	9,839
9/30/2005	9,878	9/30/2005	10,091	9/30/2005	12,757	9/30/2005	10,188
12/31/2005	10,106	12/31/2005	10,299	12/31/2005	12,964	12/31/2005	10,397
3/31/2006	10,646	3/31/2006	10,847	3/31/2006	13,656	3/31/2006	10,944
6/30/2006	10,670	6/30/2006	10,966	6/30/2006	13,790	6/30/2006	10,976
9/30/2006	11,335	9/30/2006	11,620	9/30/2006	14,710	9/30/2006	11,662
12/31/2006	12,169	12/31/2006	12,464	12/31/2006	15,863	12/31/2006	12,533
3/31/2007	12,222	3/31/2007	12,507	3/31/2007	16,014	3/31/2007	12,599
6/30/2007	12,726	6/30/2007	13,007	6/30/2007	16,935	6/30/2007	13,126
9/30/2007	12,394	9/30/2007	12,645	9/30/2007	16,928	9/30/2007	12,792
12/31/2007	11,359	12/31/2007	11,575	12/31/2007	15,897	12/31/2007	11,724
3/31/2008	10,180	3/31/2008	10,360	3/31/2008	14,473	3/31/2008	10,525
6/30/2008	9,354	6/30/2008	9,499	6/30/2008	13,580	6/30/2008	9,677

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 6/30/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Shares of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Shares since inception of 5/1/01.

1	The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market. The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Value Index Fund
Schedule of portfolio investments
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.9%
AIR FREIGHT & LOGISTICS — 0.8%
United Parcel Service, Inc., Class B	7,988	$491,022

APPAREL MANUFACTURERS — 0.2%
V.F. Corp.	1,510	107,482

AUTOMOBILES — 0.2%
Harley-Davidson, Inc.	4,065	147,397

AUTOMOTIVE — 0.3%
BorgWarner, Inc.	2,460	109,174
General Motors Corp.	7,017	80,696

		189,870

BANKS — 8.9%
Bank of America Corp.	67,521	1,611,725
BB&T Corp.	8,500	193,545
Comerica, Inc.	2,970	76,121
Fifth Third Bancorp	7,800	79,404
Huntington Bancshares, Inc.	5,850	33,755
KeyCorp	7,420	81,472
M & T Bank Corp.	1,220	86,059
Marshall & Ilsley Corp.	3,740	57,334
National City Corp.	8,922	42,558
Northern Trust Corp.	2,289	156,957
Popular, Inc. (b)	5,240	34,532
Regions Financial Corp.	10,985	119,846
Sovereign Bancorp, Inc.	9,438	69,464
State Street Corp.	2,842	181,860
SunTrust Banks, Inc.	5,300	191,966
U.S. Bancorp	27,762	774,282
UnionBanCal Corp.	2,010	81,244
Wachovia Corp.	33,257	516,481
Wells Fargo & Co.	49,677	1,179,829
Zions Bancorp	1,670	52,588

		5,621,022

BEVERAGES — 1.2%
Coca-Cola Company	10,743	558,422
Coca-Cola Enterprises, Inc.	5,760	99,648
Pepsi Bottling Group, Inc.	3,408	95,151

		753,221

BROADCAST SERVICES & PROGRAMMING — 0.8%
CBS Corp., Class B	10,780	210,102
Clear Channel Communications, Inc.	8,040	283,008

		493,110

BROKERAGE SERVICES — 6.3%
Goldman Sachs Group, Inc.	5,603	979,965
JPMorgan Chase & Co.	52,298	1,794,343
Lehman Brothers Holdings, Inc.	9,550	189,186

Schedule of portfolio investments

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
Merrill Lynch & Co.	14,196	$450,155
Morgan Stanley	15,466	557,859

		3,971,508

BUSINESS SERVICES — 0.1%
Manpower, Inc.	1,530	89,107

CHEMICALS - GENERAL — 1.5%
E.I. du Pont de Nemours & Co.	13,612	583,818
International Flavors & Fragrances, Inc.	1,825	71,285
PPG Industries, Inc.	2,730	156,620
Rohm and Haas Company	3,400	157,896

		969,619

COMMUNICATIONS EQUIPMENT & SERVICES — 0.4%
Motorola, Inc.	36,734	269,628

COMPUTER STORAGE DEVICES — 0.5%
Seagate Technology (b)	9,017	172,495
Western Digital Corp. (a)	3,472	119,888

		292,383

CONSTRUCTION SERVICES — 0.2%
D.R. Horton, Inc.	5,130	55,660
Lennar Corp.	2,570	31,714
Toll Brothers, Inc. (a)	2,057	38,528

		125,902

CONSUMER FINANCIAL SERVICES — 0.6%
Discover Financial Services	6,974	91,848
H&R Block, Inc.	7,080	151,512
SLM Corp. (a)	7,261	140,500

		383,860

CONSUMER GOODS & SERVICES — 1.6%
Hillenbrand, Inc.	2,160	46,224
Procter & Gamble Co.	15,887	966,088

		1,012,312

CONTAINERS - PAPER & PLASTIC — 0.1%
Avery Dennison Corp.	1,820	79,953

COSMETICS & TOILETRIES — 0.7%
Kimberly-Clark Corp.	7,941	474,713

DISTRIBUTION — 0.5%
Genuine Parts Co.	3,290	130,547
W.W. Grainger, Inc.	2,170	177,506

		308,053

E-COMMERCE — 0.1%
IAC/InterActiveCorp (a)	3,550	68,444

ELECTRIC SERVICES — 2.0%
Alliant Energy Corp.	3,170	108,604
CenterPoint Energy, Inc.	6,133	98,435

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
Consolidated Edison, Inc.	5,400	$211,086
FPL Group, Inc.	6,260	410,530
Mirant Corp. (a)	4,451	174,257
NiSource, Inc.	6,370	114,150
Pepco Holdings, Inc.	5,250	134,663

		1,251,725

ELECTRIC UTILITIES — 1.1%
Northeast Utilities	3,707	94,640
PG&E Corp.	6,140	243,697
Pinnacle West Capital Corp.	2,137	65,755
Spectra Energy Corp.	11,205	322,032

		726,124

ELECTRICAL EQUIPMENT & INSTRUMENTS — 0.3%
Flextronics International Ltd. (a) (b)	17,618	165,609

ELECTRONIC & ELECTRICAL - GENERAL — 0.3%
Arrow Electronics, Inc. (a)	2,680	82,330
LSI Logic Corp. (a)	12,722	78,113

		160,443

ENERGY — 0.4%
Valero Energy Corp.	5,711	235,179

FINANCIAL SERVICES — 5.0%
Ambac Financial Group, Inc.	1,680	2,251
American Capital Strategies Ltd.	3,126	74,305
Ameriprise Financial, Inc.	4,036	164,144
Capital One Financial Corp.	6,636	252,234
CIT Group, Inc.	4,390	29,896
Citigroup, Inc.	80,570	1,350,354
Countrywide Financial Corp.	9,120	38,760
Federal Home Loan Mortgage Corp.	10,287	168,707
Federal National Mortgage Association	16,292	317,857
Guaranty Financial Group, Inc. (a)	533	2,862
Invesco Ltd. (b)	7,814	187,380
Legg Mason, Inc.	2,383	103,827
PNC Financial Services Group, Inc.	6,040	344,884
Synovus Financial Corp.	5,221	45,579
Washington Mutual, Inc.	14,000	69,020

		3,152,060

FIRE, MARINE, AND CASUALTY INSURANCE — 0.6%
Axis Capital Holdings Ltd. (b)	2,986	89,013
Leucadia National Corp.	2,860	134,248
Transatlantic Holdings, Inc.	1,150	64,941
White Mountains Insurance Group Ltd. (b)	200	85,800

		374,002

FOOD DISTRIBUTORS & WHOLESALERS — 0.5%
Dean Foods Co. (a)	1,617	31,726

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
Sara Lee Corp.	11,900	$145,774
SUPERVALU, Inc.	3,784	116,888

		294,388

FOOD PROCESSING — 1.1%
ConAgra Foods, Inc.	8,010	154,433
H.J. Heinz Co.	5,320	254,562
Hormel Foods Corp.	4,000	138,440
McCormick & Co.	3,709	132,263

		679,698

FOOD PRODUCTS — 1.6%
General Mills, Inc.	5,443	330,771
Kraft Foods, Inc.	23,511	668,888

		999,659

FOOD STORES — 0.6%
Kroger Co.	6,636	191,581
Safeway, Inc.	7,230	206,417

		397,998

FORESTRY — 0.2%
Plum Creek Timber Co., Inc.	3,320	141,797

FURNITURE & HOME FURNISHINGS — 0.1%
Leggett & Platt, Inc.	4,000	67,080

HEALTH CARE SERVICES — 1.2%
AmerisourceBergen Corp.	3,380	135,166
Cardinal Health, Inc.	5,900	304,323
Humana, Inc. (a)	1,848	73,495
WellPoint, Inc. (a)	5,784	275,665

		788,649

HEALTHCARE EQUIPMENT & SUPPLIES — 0.1%
Hill-Rom Holdings, Inc.	1,580	42,628

HOTELS & MOTELS — 0.1%
Wyndham Worldwide Corp.	3,434	61,503

HOUSEHOLD PRODUCTS — 0.1%
Newell Rubbermaid, Inc.	4,870	81,767

INDUSTRIAL GOODS & SERVICES — 0.2%
Masco Corp.	6,550	103,032

INSURANCE — 8.4%
Allstate Corp.	9,560	435,840
American International Group, Inc.	36,992	978,807
Aon Corp.	4,490	206,271
Assurant, Inc.	1,710	112,792
Chubb Corp.	6,510	319,055
CIGNA Corp.	5,312	187,992
Cincinnati Financial Corp.	4,150	105,410
Everest Re Group	1,400	111,594

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
First American Corp.	1,690	$44,616
Genworth Financial, Inc.	6,830	121,642
Hartford Financial Services Group, Inc.	5,100	329,307
Lincoln National Corp.	4,365	197,822
Marsh & McLennan Cos., Inc.	8,310	220,631
MetLife, Inc.	12,082	637,567
Principal Financial Group, Inc.	4,254	178,540
Prudential Financial, Inc.	7,140	426,544
RenaissanceRe Holdings Ltd. (b)	1,157	51,683
SAFECO Corp.	1,930	129,619
The PMI Group, Inc.	2,121	4,136
The Progressive Corp.	10,016	187,500
Torchmark Corp.	1,850	108,503
UnumProvident Corp.	5,640	115,338
Willis Group Holdings Ltd. (b)	3,490	109,481

		5,320,690

INSURANCE PROPERTY - CASUALTY — 1.5%
ACE Ltd.	5,290	291,426
Fidelity National Financial, Inc., Class A	4,014	50,576
Markel Corp. (a)	189	69,363
The Travelers Companies, Inc.	10,890	472,627
XL Capital Ltd. (b)	3,040	62,502

		946,494

MACHINERY — 1.2%
Illinois Tool Works, Inc.	7,463	354,567
Ingersoll-Rand Co. Ltd.	5,420	202,871
Rockwell Automation, Inc.	2,683	117,328
Stanley Works	1,610	72,176

		746,942

MANUFACTURING — 0.8%
Cooper Industries Ltd., Class A (b)	2,920	115,340
Domtar Corp. (a)	10,904	59,427
MoHawk Industries, Inc. (a)	1,161	74,420
SPX Corp.	1,110	146,220
Whirlpool Corp.	1,434	88,521

		483,928

MEDICAL - BIOMEDICAL/GENETIC — 0.1%
Invitrogen Corp. (a)	1,808	70,982

MEDICAL EQUIPMENT & SUPPLIES — 0.4%
Boston Scientific Corp. (a)	21,142	259,835

MEDICAL SUPPLIES — 4.8%
Covidien Ltd.	7,685	368,035
Johnson & Johnson	41,404	2,663,933

		3,031,968

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
METALS & MINING — 0.2%
Steel Dynamics, Inc.	2,724	$106,427

MULTIMEDIA — 2.7%
The Walt Disney Co.	27,546	859,435
Time Warner, Inc.	55,879	827,009

		1,686,444

NEWSPAPERS — 0.4%
E.W. Scripps Co.	2,790	115,896
Gannett Co., Inc.	3,810	82,563
The Washington Post Company, Class B	142	83,340

		281,799

OFFICE EQUIPMENT & SERVICES — 0.6%
Pitney Bowes, Inc.	5,890	200,849
Xerox Corp.	14,560	197,434

		398,283

OIL - INTEGRATED — 3.4%
ConocoPhillips	22,860	2,157,755

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 4.2%
Anadarko Petroleum Corp.	7,290	545,584
Apache Corp.	5,186	720,854
Devon Energy Corp.	6,539	785,726
Nabors Industries Ltd. (a)(b)	2,252	110,866
ONEOK, Inc.	2,701	131,890
Patterson-UTI Energy, Inc.	3,004	108,264
Pioneer Natural Resources	2,200	172,216
Rowan Cos., Inc.	2,027	94,762

		2,670,162

OIL & GAS OPERATIONS — 1.3%
Ashland, Inc.	1,059	51,044
Cimarex Energy Co.	1,839	128,123
Newfield Exploration Co. (a)	2,270	148,118
Noble Energy, Inc.	2,783	279,857
Questar Corp.	1,745	123,965
Sunoco, Inc.	2,362	96,110

		827,217

OIL & GAS TRANSMISSION — 0.9%
El Paso Corp.	13,720	298,272
Sempra Energy	4,490	253,461

		551,733

PAPER PRODUCTS — 0.7%
International Paper Co.	6,950	161,935
MeadWestvaco Corp.	4,050	96,552
Weyerhaeuser Co.	3,760	192,286

		450,773

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
PHARMACEUTICALS — 7.7%
Abbott Laboratories	16,690	$884,069
Bristol-Myers Squibb Co.	31,240	641,357
Eli Lilly and Co.	15,760	727,482
Forest Laboratories, Inc. (a)	3,071	106,687
Hospira, Inc. (a)	1,788	71,717
King Pharmaceuticals, Inc. (a)	4,844	50,717
Merck & Co., Inc.	33,799	1,273,884
Mylan Laboratories, Inc.	5,756	69,475
Omnicare, Inc.	2,234	58,575
Wyeth	20,750	995,170

		4,879,133

PRINTING - COMMERCIAL — 0.2%
R.R. Donnelley & Sons Co.	3,900	115,791

PUBLISHING — 0.0%
Idearc, Inc.	3,456	8,122

RAILROADS — 0.6%
Norfolk Southern Corp.	6,309	395,385

RAW MATERIALS — 0.2%
Vulcan Materials Co.	1,861	111,251

REAL ESTATE INVESTMENT TRUST — 1.7%
Annaly Capital Management, Inc.	7,927	122,948
Developers Diversified Realty Corp.	1,930	66,990
Equity Residential	4,380	167,623
General Growth Properties, Inc.	3,850	134,866
HCP INC	3,995	127,081
iStar Financial, Inc.	2,177	28,758
Kimco Realty Corp.	3,630	125,308
Liberty Property Trust	1,406	46,609
Regency Centers Corp.	1,224	72,363
Vornado Realty Trust	2,105	185,239

		1,077,785

REAL ESTATE OPERATIONS — 2.0%
AMB Property Corp.	1,860	93,707
Apartment Investment & Management Co.	1,735	59,094
AvalonBay Communities, Inc.	1,350	120,366
Boston Properties, Inc.	1,970	177,733
Duke Realty Corp.	2,380	53,431
Forest City Enterprises, Inc., Class A	1,004	32,349
Forestar Real Estate Group, Inc. (a)	1,043	19,869
Host Hotels & Resorts, Inc.	9,372	127,928
Macerich Co.	1,250	77,663
Simon Property Group, Inc.	2,210	198,657
SL Green Realty Corp.	945	78,170
UDR, Inc.	2,870	64,231

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
Ventas, Inc.	2,253	$95,910
Weingarten Realty Investors	1,584	48,027

		1,247,135

RECREATIONAL ACTIVITIES — 0.1%
Royal Caribbean Cruises Ltd. (b)	2,260	50,782

RECREATIONAL PRODUCTS — 0.3%
Hasbro, Inc.	3,007	107,410
Mattel, Inc.	6,440	110,253

		217,663

RESIDENTIAL BUILDING CONSTRUCTION — 0.0%
KB Home	1,705	28,866

RESTAURANTS — 1.0%
McDonald’s Corp.	10,020	563,325
Wendy’s International, Inc.	2,142	58,305

		621,630

RETAIL — 2.3%
Advance Auto Parts, Inc.	2,605	101,152
Foot Locker, Inc.	2,604	32,420
Home Depot, Inc.	26,433	619,060
J.C. Penney Co., Inc.	3,469	125,890
Limited Brands, Inc.	5,160	86,946
Macy’s, Inc.	6,610	128,366
Ross Stores, Inc.	2,807	99,705
Sherwin-Williams Co.	2,020	92,779
The Gap, Inc.	9,860	164,366

		1,450,684

SAVINGS & LOANS — 0.4%
Hudson City Bancorp, Inc.	9,810	163,631
People’s United Financial, Inc.	6,264	97,718

		261,349

SEMICONDUCTORS — 0.8%
Intersil Corp.	3,100	75,392
KLA-Tencor Corp.	3,149	128,196
Microchip Technology, Inc.	3,866	118,068
Novellus Systems, Inc. (a)	3,279	69,482
Xilinx, Inc.	5,367	135,516

		526,654

SOFTWARE & SERVICES — 0.4%
Cadence Design Systems, Inc. (a)	5,800	58,580
Electronic Data Systems Corp.	8,580	211,411

		269,991

TELECOMMUNICATIONS — 8.5%
AT&T, Inc.	91,544	3,084,117
CenturyTel, Inc.	2,230	79,366

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
Sprint Nextel Corp.	42,939	$407,921
Telephone & Data Systems, Inc.	1,172	55,400
Verizon Communications, Inc.	44,846	1,587,548
Virgin Media, Inc.	4,710	64,103
Windstream Corp.	10,082	124,412

		5,402,867

TELECOMMUNICATIONS - SERVICES & EQUIPMENT — 0.4%
Embarq Corp.	2,530	119,593
FairPoint Communications, Inc.	836	6,028
Qwest Communications International, Inc.	25,716	101,064
Tellabs, Inc. (a)	12,277	57,088

		283,773

WASTE MANAGEMENT — 0.2%
Republic Services, Inc.	4,600	136,620

TOTAL COMMON STOCKS		62,648,860

SHORT TERM INVESTMENT — 2.3%
Northern Institutional Government Select Portfolio	1,441,441	1,441,441

CORPORATE NOTES — 1.2%
COMMUNITY DEVELOPMENT — 1.2%
MMA Community Development Investment, Inc., 1.85%, 12/31/09, (c)+	175,000	175,000
MMA Community Development Investment, Inc., 2.77%, 12/31/09, (c)+	585,000	585,000

TOTAL CORPORATE NOTES		760,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 1.2%
Northern Institutional Liquid Asset Portfolio	786,744	786,744

TOTAL INVESTMENTS (Cost $74,447,473) — 103.6%		65,637,045
Liabilities in excess of other assets — (3.6%)		(2,280,720)

NET ASSETS — 100.0%		$63,356,325

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2008.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 1.85% - 7/02, $175,000 and MMA Community Development Investment, Inc., 2.77% - 12/01, $585,000. At June 30, 2008, these securities had an aggregate market value of $760,000, representing 1.2% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2008. Date presented reflects next rate change date.

		UNREALIZED
FUTURES CONTRACTS PURCHASED	CONTRACTS	DEPRECIATION

S&P 500 Index Futures Contract, expiring September, 2008 (underlying face amount at value $640,550)	2	$51,975

See notes to financial statements.

MMA Praxis Value Index Fund
Statement of assets and liabilities
June 30, 2008 (Unaudited)

ASSETS:
Investments, at value* (cost $72,900,729)	$64,090,301
Investments in affiliates, at value (cost $760,000)	760,000
Investments held as collateral for securities loaned, at value (cost $786,744)	786,744

Total Investments	65,637,045

Cash held as collateral for futures contracts	36,000
Interest and dividends receivable	111,229
Receivable for capital shares sold	222,969
Prepaid expenses	19,745

Total Assets	66,026,988

LIABILITIES:
Distributions payable to shareholders	241,799
Payable for capital shares redeemed	112,684
Payable for investments purchased	1,461,972
Payable for securities loaned	786,744
Accrued expenses and other payables:
Investment advisory fees	13,734
Affiliates	4,009
Distribution fees	10,615
Trustees fees	9,517
Other	29,589

Total Liabilities	2,670,663

NET ASSETS:
Capital	72,417,364
Accumulated net investment income	8,584
Accumulated net realized loss on investments and futures contracts	(259,195)
Net unrealized depreciation on investments	(8,810,428)

Net Assets	$63,356,325

Net Assets
Class A	$26,587,673
Class B	9,394,587
Class I	27,374,065

Total	$63,356,325

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	3,227,519
Class B	1,141,057
Class I	3,339,256

Total	7,707,832

Net asset value
Class A — Redemption Price Per Share(A)	$8.24

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$8.70

Class B — offering price per share**(A)	$8.23

Class I — offering price per share**(A)	$8.20

*	Includes securities on loan of $744,734.
**	Redemption price per share varies by length of time shares are held.

(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Value Index Fund

Statement of operations
For the six months ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,030,656
Tax withholding	(165)
Interest	4,275
Income from securities lending	1,235
Interest from affiliates	9,668

Total Investment Income	1,045,669

EXPENSES:
Investment advisory fees	99,950
Administration fees	46,618
Distribution fees — Class A	33,301
Distribution fees — Class B	40,874
Shareholder servicing fees — Class A	33,301
Shareholder servicing fees — Class B	13,625
Transfer agent fees — Class A	4,252
Transfer agent fees — Class B	2,206
Transfer agent fees — Class I	29
Registration fees — Class A	6,436
Registration fees — Class B	6,103
Registration fees — Class I	111
Shareholder report printing fees — Class A	5,350
Shareholder report printing fees — Class B	2,750
Shareholder report printing fees — Class I	98
Professional fees	14,331
Trustees’ fees and expenses	12,528
Custodian fees	3,889
Other expenses	31,030

Total expenses before reductions/reimbursements	356,782
Expenses waived by Investment Adviser	(11,080)
Expenses reduced by Distributor	(44,200)

Net Expenses	301,502

Net Investment Income	744,167

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments and futures contracts	(526,712)
Change in unrealized appreciation/depreciation of investments during the period	(13,048,169)
Change in unrealized appreciation/depreciation of futures contracts during the period	(51,400)

Net realized and unrealized loss on investments and futures contracts	(13,626,281)

Net decrease in net assets resulting from operations	$(12,882,114)

See notes to financial statements.

Statement of operations

MMA Praxis Value Index Fund

Statements of changes in net assets

	Six Months
	Ended
	June 30,	Year Ended
	2008	December 31,
	(Unaudited)	2007
From Investment Activities:
Net investment income	$744,167	$1,359,824
Net realized gain on investments and futures contracts	(526,712)	2,801,020
Change in unrealized appreciation/depreciation of investments and futures contracts during the period	(13,099,569)	(9,511,281)

Net increase (decrease) in net assets resulting from operations	(12,882,114)	(5,350,437)

Distributions to Class A Shareholders:
From net investment income	(306,945)	(540,297)
From net realized gain on investment	—	(943,723)

Distributions to Class B Shareholders:
From net investment income	(75,921)	(167,052)
From net realized gain on investment	—	(415,980)

Distributions to Class I Shareholders:
From net investment income	(361,301)	(657,805)
From net realized gain on investment	—	(999,025)

Change in net assets from distributions to shareholders	(744,167)	(3,723,882)

Change in net assets from capital transactions	6,475,885	16,286,095

Change in net assets	(7,150,396)	7,211,776

Net Assets:
Beginning of period	70,506,721	63,294,945

End of period	$63,356,325	$70,506,721

Accumulated net investment income	$8,584	$8,584

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Value Index Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.12		$11.43	$10.09	$9.65	$8.65	$6.72

Investment Activities:
Net investment income	0.09		0.17	0.22	0.15	0.12	0.10
Net realized and unrealized gains (losses) from investments	(1.87)		(0.93)	1.82	0.44	1.00	1.93

Total from Investment Activities	(1.78)		(0.76)	2.04	0.59	1.12	2.03

Distributions:
Net investment income	(0.10)		(0.20)	(0.13)	(0.15)	(0.12)	(0.10)
Net realized gain	—		(0.35)	(0.57)	—	—	—
Tax return of capital	—		—	—	—	—	— (a)

Total Distributions	(0.10)		(0.55)	(0.70)	(0.15)	(0.12)	(0.10)

Paid-in capital from redemption fees (a)	—		—	—	—	—	—

Net Asset Value, End of Period	$8.24		$10.12	$11.43	$10.09	$9.65	$8.65

Total Return (excludes sales charge)	(17.63%	) (b)	(6.66% )	20.41%	6.12%	13.07%	30.38%

Ratios/Supplemental Data:
Net assets at end of period (000)	$26,588		$28,209	$22,426	$39,874	$33,640	$25,815
Ratio of expenses to average net assets	0.96%	(c)	0.90%	1.11%	1.04%	1.04%	0.95%
Ratio of net investment income to average net assets	2.18%	(c)	1.87%	1.52%	1.55%	1.45%	1.49%
Ratio of expenses to average net assets*	1.25%	(c)	1.18%	1.37%	1.30%	1.48%	1.71%
Portfolio Turnover (d)	16.34%	(c)	33.34%	55.37%	25.25%	24.76%	35.21%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Value Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.11		$11.41	$10.07	$9.62	$8.64	$6.71

Investment Activities:
Net investment income	0.08		0.15	0.10	0.09	0.08	0.07
Net realized and unrealized gains (losses) from investments	(1.89)		(0.96)	1.88	0.45	0.98	1.93

Total from Investment Activities	(1.81)		(0.81)	1.98	0.54	1.06	2.00

Distributions:
Net investment income	(0.07)		(0.14)	(0.07)	(0.09)	(0.08)	(0.07)
Net realized gain	—		(0.35)	(0.57)	—	—	—

Total Distributions	(0.07)		(0.49)	(0.64)	(0.09)	(0.08)	(0.07)

Paid-in capital from redemption fees	—	(a)	— (a)	— (a)	—	—	—

Net Asset Value, End of Period	$8.23		$10.11	$11.41	$10.07	$9.62	$8.64

Total Return (excludes redemption charge)	(17.93%	) (b)	(7.13% )	19.85%	5.61%	12.31%	29.82%

Ratios/Supplemental Data:
Net assets at end of period (000)	$9,395		$12,455	$13,840	$11,804	$9,155	$5,651
Ratio of expenses to average net assets	1.51%	(c)	1.47%	1.67%	1.59%	1.60%	1.50%
Ratio of net investment income to average net assets	1.63%	(c)	1.29%	0.93%	1.00%	0.91%	0.94%
Ratio of expenses to average net assets*	1.83%	(c)	1.69%	1.89%	1.78%	1.99%	2.21%
Portfolio Turnover (d)	16.34%	(c)	33.34%	55.37%	25.25%	24.76%	35.21%

*	During the period certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended		Year Ended	Period Ended
	June 30, 2008		December 31,	December 31,
	(Unaudited)		2007	2006 (a)
Net Asset Value, Beginning of Period	$10.07		$11.38	$10.90

Investment Activities:
Net investment income	0.11		0.24	0.12
Net realized and unrealized gains (losses) from investments	(1.87)		(0.97)	1.13

Total from Investment Activities	(1.76)		(0.73)	1.25

Distributions:
Net investment income	(0.11)		(0.23)	(0.20)
Net realized gain	—		(0.35)	(0.57)

Total Distributions	(0.11)		(0.58)	(0.77)

Net Asset Value, End of Period	$8.20		$10.07	$11.38

Total Return (excludes redemption charge)	(17.48%	) (b)	(6.46% )	11.67%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$27,374		$29,843	$27,029
Ratio of expenses to average net assets	0.63%	(c)	0.65%	0.89%	(c)
Ratio of net investment income to average net assets	2.52%	(c)	2.12%	1.69%	(c)
Ratio of expenses to average net assets*	0.65%	(c)	0.68%	0.95%	(c)
Portfolio Turnover (d)	16.34%	(c)	33.34%	55.37%	(c)

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Growth Index Fund
Semi-annual report to shareholders
Portfolio manager’s letter

The credit crisis that began in the middle of 2007 continues to take its toll on the value style of investing, particularly because of the large role financial companies play in most value style indexes. This trend continued during the first half of 2008, with value stocks as measured by the MSCI Prime Market Value Index generating a return of −14.58% versus the MSCI Prime Market Growth Index with a return of −7.82%. The contrast is even starker for the year ending June 30, 2008 with value trailing growth −19.81% to −3.79% as measured by the same MSCI style indexes. These trends stretch back even further in time, with financial companies checking in with the worst performance (25.7%, Standard & Poor’s Financial Index) since the market low in October 2002 while energy clocked the best performance (326.1%, Standard & Poor’s Energy Index) during the same period.

Growth style indexes tend to have smaller portions of their weight in financials and energy stocks, the two sectors that have driven the market in opposite directions over the last year or so. In most growth style indexes, technology companies typically represent the largest portion of portfolio assets. In the MMA Praxis Growth Index Fund, for example, the weight of the Technology sector is more than twice as large as the Financial and Energy sectors combined. Technology stocks were, in general, down during the first half of the year (−13.6 percent, Standard & Poor 500 Technology Index) and approximately in line with the overall S&P 500 Index, which lost 11.9 percent.

For the first half of 2008, the Fund’s A shares fell 9.04 percent, trailing the MSCI Prime Market Growth Index’s 7.82 percent decline. A major part of this underperformance, in addition to the fees associated with mutual funds that are not borne by costless indexes, was the Fund’s position in energy-related stocks. Even with energy playing a smaller role in this Fund relative to the sector’s influence in the MMA Praxis Value Index Fund, underweight positions in several oil companies contributed to relative underperformance. Underweight positions in the metals and mining industry also contributed to negative performance. On the positive side of the ledger, the Fund’s screening out of defense related companies contributed to performance relative to the benchmark.

In terms of the impact of specific companies on first half performance, the missed opportunity of not investing in Halliburton, Schlumberger, and Occidental Petroleum, all excluded for their environmental and or human rights records, cost the Fund. On the positive side, the Fund’s decision not to invest in Boeing, United Technologies, and Honeywell International, excluded for exposure to defense contracts, caused the Fund to avoid potential losses.

In general, the make up of a typical growth index includes fewer companies subject to MMA’s screens as compared to value indexes. As a result, we expect the Fund’s performance to more closely match that of the MSCI Prime Market Growth Index over time as compared with the MMA Praxis Value Index Fund’s performance relative to its benchmark.

Chad Horning, CFA®
MMA Praxis Growth Index Fund Manager

MMA Praxis Growth Index Fund

MMA Praxis Growth Index Fund
Performance review

Average annual total returns as of 6/30/08

	Inception		Since
	Date	1 Year	Inception
Class A	5/1/07	−6.96%	−4.63%
Class A*	5/1/07	−11.81%	−8.92%

Class B	5/1/07	−7.46%	−5.24%
Class B**	5/1/07	−11.16%	−8.50%

Class I	5/1/07	−6.79%	−4.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Growth Index Fund
Performance review (continued)

Growth of $10,000 Investment from 5/1/07 to 6/30/08

Class A - load 5.25%		Class B - CDSC load		MSCI Prime Growth Index		Class I
Date	Balance	Date	Balance	Date	Balance	Date	Balance

5/1/2007	9,479	5/1/2007	9,479	5/1/2007	10,000	5/1/2007	10,000
5/31/2007	9,773	5/31/2007	9,763	5/31/2007	10,349	5/31/2007	10,300
6/30/2007	9,640	6/30/2007	9,621	6/30/2007	10,224	6/30/2007	10,170
7/31/2007	9,441	7/31/2007	9,422	7/31/2007	10,065	7/31/2007	9,961
8/31/2007	9,603	8/31/2007	9,573	8/31/2007	10,235	8/31/2007	10,131
9/30/2007	9,935	9/30/2007	9,906	9/30/2007	10,676	9/30/2007	10,482
10/31/2007	10,277	10/31/2007	10,237	10/31/2007	11,020	10/31/2007	10,842
11/30/2007	9,916	11/30/2007	9,877	11/30/2007	10,652	11/30/2007	10,472
12/31/2007	9,862	12/31/2007	9,823	12/31/2007	10,671	12/31/2007	10,420
1/31/2008	9,103	1/31/2008	9,055	1/31/2008	9,827	1/31/2008	9,609
2/29/2008	8,904	2/29/2008	8,855	2/29/2008	9,688	2/29/2008	9,410
3/31/2008	8,857	3/31/2008	8,799	3/31/2008	9,608	3/31/2008	9,360
4/30/2008	9,312	4/30/2008	9,244	4/30/2008	10,169	4/30/2008	9,840
5/31/2008	9,634	5/31/2008	9,567	5/31/2008	10,544	5/31/2008	10,180
6/30/2008	8,970	6/30/2008	8,903	6/30/2008	9,836	6/30/2008	9,479

This chart represents historical performance of a hypothetical investment of $10,000 in the Growth Index Fund from 5/1/07 to 6/30/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1	The MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market.) The MSCI US Prime Market Growth Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Growth Index Fund
Schedule of portfolio investments
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.5%
ADVERTISING — 0.3%
Omnicom Group, Inc.	1,934	$86,798

ADVERTISING AGENCIES — 0.2%
Interpublic Group of Companies, Inc. (a)	2,030	17,458
Lamar Advertising Co.	500	18,015
Monster Worldwide, Inc. (a)	716	14,757

		50,230

AIRLINES — 0.2%
Southwest Airlines Co.	4,232	55,185

APPAREL MANUFACTURERS — 0.7%
Coach, Inc. (a)	1,787	51,609
NIKE, Inc., Class B	1,826	108,847
Polo Ralph Lauren Corp.	368	23,103

		183,559

ASSET MANAGEMENT — 0.4%
Franklin Resources, Inc.	847	77,628
Janus Capital Group, Inc.	994	26,311

		103,939

BANKS — 1.3%
Berkshire Hathaway, Inc., Class B (a)	47	188,564
Northern Trust Corp.	670	45,942
State Street Corp.	1,436	91,890

		326,396

BEVERAGES — 3.1%
Coca-Cola Company	6,405	332,932
PepsiCo, Inc.	7,438	472,982

		805,914

BROADCAST SERVICES & PROGRAMMING — 0.4%
Discovery Holding Co. (a)	1,477	32,435
Liberty Global, Inc., Class A (a)	1,181	37,119
Liberty Global, Inc. — Series C (a)	1,068	32,424

		101,978

BROADCASTING/CABLE — 2.5%
Cablevision Systems Corp., Class A (a)	1,220	27,572
Comcast Corp., Class A	9,367	177,693
Comcast Corp. — Special Class A	4,619	86,652
DIRECTV Group, Inc. (a)	3,401	88,120
DISH Network Corp., Class A (a)	1,262	36,951
Liberty Media Corp. — Entertainment, Series A (a)	2,692	65,227
News Corp., Class A	9,130	137,315
Time Warner Cable, Class A (a)	920	24,362

		643,892

Schedule of portfolio investments

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.5%, continued
BROKERAGE SERVICES — 0.7%
Charles Schwab Corp.	5,466	$112,272
TD Ameritrade Holding Corp. (a)	3,700	66,933

		179,205

BUSINESS SERVICES — 2.0%
Accenture Ltd.	3,093	125,947
Automatic Data Processing, Inc.	2,572	107,767
IntercontinentalExchange, Inc. (a)	360	41,040
Iron Mountain, Inc. (a)	1,191	31,621
Johnson Controls, Inc.	2,880	82,598
Paychex, Inc.	1,862	58,243
Quanta Services, Inc. (a)	1,121	37,296
The Shaw Group, Inc. (a)	420	25,952

		510,464

CHEMICALS - GENERAL — 1.4%
Air Products & Chemicals, Inc.	1,018	100,639
CF Industries Holdings, Inc.	276	42,173
Ecolab, Inc.	888	38,175
Praxair, Inc.	1,571	148,051
Sigma-Aldrich Corp.	688	37,056

		366,094

COMMERCIAL SERVICES — 0.7%
Equifax, Inc.	743	24,980
Visa, Inc., Class A	1,920	156,115

		181,095

COMMUNICATIONS SERVICES — 0.6%
American Tower Corp. (a)	2,163	91,386
Crown Castle International Corp. (a)	1,564	60,574

		151,960

COMPUTER STORAGE DEVICES — 0.8%
EMC Corp. (a)	10,160	149,250
Micron Technology, Inc. (a)	3,732	22,392
SanDisk Corp. (a)	1,247	23,319

		194,961

COMPUTERS & PERIPHERALS — 11.6%
Apple, Inc. (a)	4,151	695,043
Cisco Systems, Inc. (a)	28,084	653,234
Dell, Inc. (a)	10,208	223,351
Hewlett-Packard Co.	11,910	526,541
International Business Machines Corp.	6,515	772,222
NetApp, Inc. (a)	1,911	41,392
Sun Microsystems, Inc. (a)	4,137	45,011
Teradata Corp. (a)	1,313	30,383

		2,987,177

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.5%, continued
CONGLOMERATES — 1.6%
3M Co.	3,135	$218,164
Emerson Electric Co.	3,824	189,097

		407,261

CONSTRUCTION — 0.6%
Fluor Corp.	451	83,922
Joy Global, Inc.	613	46,484
Martin Marietta Materials, Inc.	246	25,483

		155,889

CONSUMER FINANCIAL SERVICES — 1.5%
American Express Co.	5,009	188,689
MasterCard, Inc., Class A	364	96,649
Western Union Co.	3,823	94,505

		379,843

CONSUMER GOODS & SERVICES — 2.2%
Procter & Gamble Co.	9,297	565,351

CONTAINERS - PAPER & PLASTIC — 0.1%
Owens-Illinois, Inc. (a)	845	35,228

COSMETICS & TOILETRIES — 1.3%
Avon Products, Inc.	2,221	80,000
Clorox Co.	731	38,158
Colgate-Palmolive Co.	2,422	167,360
The Estee Lauder Companies, Inc.	770	35,767

		321,285

E-COMMERCE — 1.3%
Amazon.com, Inc. (a)	1,485	108,895
eBay, Inc. (a)	5,240	143,209
Liberty Media Corp. — Interactive (a)	3,054	45,077
Priceline.com (a)	208	24,016

		321,197

ELECTRIC UTILITIES — 0.6%
AES Corp. (a)	3,578	68,733
Allegheny Energy, Inc.	898	44,999
NRG Energy, Inc. (a)	1,189	51,008

		164,740

ELECTRONIC & ELECTRICAL - GENERAL — 0.1%
Harman International Industries, Inc.	367	15,190

ELECTRONIC MEASURING INSTRUMENTS — 0.1%
FLIR Systems, Inc. (a)	777	31,523

FINANCIAL SERVICES — 1.9%
Bank of New York Mellon Corp.	5,192	196,412
CME Group, Inc.	252	96,564
Moody’s Corp.	1,102	37,953

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.5%, continued
Nymex Holdings, Inc.	523	$44,183
NYSE Euronext	713	36,121
T. Rowe Price Group, Inc.	1,250	70,588

		481,821

FOOD PROCESSING — 0.6%
Campbell Soup Co.	794	26,567
Hershey Foods Corp.	447	14,653
Kellogg Co.	1,119	53,734
Wm. Wrigley Jr., Co.	914	71,091

		166,045

FOOD STORES — 0.6%
Kroger Co.	1,755	50,667
Sysco Corp.	2,861	78,706
Whole Foods Market, Inc.	799	18,928

		148,301

GAS UTILITIES — 0.1%
Equitable Resources, Inc.	544	37,569

HEALTH CARE SERVICES — 0.4%
Covance (a)	370	31,827
DaVita, Inc. (a)	630	33,472
Laboratory Corp. of America Hldgs. (a)	696	48,463

		113,762

HOTELS & MOTELS — 0.3%
Marriott International, Inc., Class A	1,649	43,270
Starwood Hotels & Resorts Worldwide, Inc.	986	39,509

		82,779

INDUSTRIAL GOODS — 0.1%
Fastenal Co.	772	33,320

INSURANCE — 1.3%
Aetna, Inc.	2,492	101,001
AFLAC, Inc.	2,446	153,609
Coventry Health Care, Inc. (a)	837	25,462
Humana, Inc. (a)	426	16,942
WellPoint, Inc. (a)	984	46,897

		343,911

INTERNET INFORMATION PROVIDERS — 2.7%
Google, Inc., Class A (a)	1,115	586,958
Yahoo!, Inc. (a)	5,707	117,907

		704,865

IRON & STEEL — 1.1%
Allegheny Technologies, Inc.	701	41,555
Nucor Corp.	1,586	118,427
United States Steel Corp.	601	111,053

		271,035

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.5%, continued
MACHINERY — 1.0%
AGCO Corp. (a)	530	$27,777
Bucyrus International, Inc.	430	31,399
Deere & Co.	2,110	152,194
Flowserve Corp.	305	41,694
Ingersoll-Rand Co., Ltd.	179	6,700

		259,764

MANUFACTURING — 0.8%
Cummins, Inc.	1,058	69,320
Terex Corp. (a)	566	29,075
Tyco International Ltd.	2,458	98,419

		196,814

MEDIA — 0.3%
Viacom, Inc., Class B (a)	2,205	67,341

MEDICAL - BIOMEDICAL/GENETIC — 0.9%
Amgen, Inc. (a)	5,148	242,780

MEDICAL EQUIPMENT & SUPPLIES — 4.7%
Baxter International, Inc.	3,051	195,081
Becton, Dickinson & Co.	1,256	102,113
C.R. Bard, Inc.	608	53,474
DENTSPLY International, Inc.	953	35,070
Hologic, Inc. (a)	1,472	32,090
Intuitive Surgical, Inc. (a)	187	50,378
Medtronic, Inc.	5,450	282,037
St. Jude Medical, Inc. (a)	1,802	73,666
Stryker Corp.	1,490	93,691
Thermo Fisher Scientific, Inc. (a)	2,095	116,754
Varian Medical Systems, Inc. (a)	772	40,028
Waters Corp. (a)	660	42,570
Zimmer Holdings, Inc. (a)	1,196	81,388

		1,198,340

METALS & MINING — 0.2%
Cleveland-Cliffs, Inc.	463	55,185

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 2.9%
ENSCO International Inc.	818	66,045
EOG Resources, Inc.	1,225	160,720
Foster Wheeler Ltd. (a)	766	56,033
Petrohawk Energy Corp. (a)	1,147	53,118
Transocean, Inc.	1,482	225,842
XTO Energy, Inc.	2,561	175,454

		737,212

OIL & GAS OPERATIONS — 2.7%
Chesapeake Energy Corp.	2,434	160,546
Noble Corp.	1,431	92,958
Pride International, Inc. (a)	1,033	48,851
Questar Corp.	650	46,176

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.5%, continued
Southwestern Energy Co. (a)	1,694	$80,651
The Williams Companies, Inc.	3,244	130,766
Ultra Petroleum Corp. (a) (b)	828	81,310
Valero Energy Corp.	1,157	47,645

		688,903

OIL WELL SERVICES & EQUIPMENT — 2.6%
Cameron International Corp. (a)	1,170	64,760
Diamond Offshore Drilling, Inc.	383	53,291
FMC Technologies, Inc.(a)	676	52,005
Helmerich & Payne	519	37,378
Nabors Industries Ltd. (a) (b)	625	30,769
National-Oilwell Varco, Inc. (a)	1,991	176,641
Smith International, Inc.	1,039	86,382
Weatherford International Ltd. (a)	3,287	163,002

		664,228

OIL, GAS & CONSUMABLE FUELS — 1.5%
Cabot Oil & Gas Corp.	357	24,180
Denbury Resources, Inc. (a)	1,240	45,260
Hess Corp.	1,380	174,141
Murphy Oil Corp.	856	83,931
Range Resources Corp.	751	49,221

		376,733

PHARMACEUTICALS — 5.9%
Abbott Laboratories	2,551	135,126
Allergan, Inc.	1,585	82,499
Amylin Pharmaceuticals, Inc. (a)	722	18,332
Biogen Idec, Inc. (a)	1,495	83,556
Celgene Corp. (a)	2,134	136,299
Express Scripts Inc., Class A (a)	1,025	64,288
Forest Laboratories, Inc. (a)	800	27,792
Genentech, Inc. (a)	2,225	168,877
Genzyme Corp. (a)	1,346	96,939
Gilead Sciences, Inc. (a)	4,488	237,639
McKesson Corp.	1,610	90,015
Pharmaceutical Product Development, Inc.	673	28,872
Schering-Plough Corp.	7,825	154,074
UnitedHealth Group, Inc.	6,079	159,574
Vertex Pharmaceuticals, Inc. (a)	796	26,642

		1,510,524

PRINTING & PUBLISHING — 0.4%
Dun & Bradstreet Corp.	377	33,040
McGraw-Hill Companies, Inc.	1,635	65,596

		98,636

RAILROADS — 0.5%
CSX Corp.	1,993	125,180

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.5%, continued
REAL ESTATE INVESTMENT TRUST — 0.3%
Boston Properties, Inc.	403	$36,359
Public Storage, Inc.	624	50,413

		86,772

REAL ESTATE OPERATIONS — 0.6%
CB Richard Ellis Group, Inc. (a)	977	18,758
ProLogis	1,307	71,036
Simon Property Group, Inc.	593	53,305

		143,099

RESTAURANTS — 1.3%
McDonald’s Corp.	2,770	155,728
Starbucks Corp. (a)	3,825	60,206
Tim Hortons, Inc.	1,050	30,125
Yum! Brands, Inc.	2,531	88,813

		334,872

RETAIL — 7.5%
American Eagle Outfitters, Inc.	847	11,545
AutoZone, Inc. (a)	282	34,125
Bed Bath & Beyond, Inc. (a)	1,489	41,841
Best Buy Co., Inc.	1,911	75,676
Costco Wholesale Corp.	2,063	144,699
CVS Caremark Corp.	6,692	264,802
GameStop Corp., Class A (a)	713	28,805
Kohl’s Corp. (a)	1,493	59,780
Medco Health Solutions, Inc. (a)	2,516	118,755
Nordstrom, Inc.	880	26,664
Sears Holding Corp. (a)	208	15,321
Staples, Inc.	3,512	83,410
Target Corp.	3,690	171,548
TJX Companies, Inc.	2,425	76,315
Walgreen Co.	4,754	154,553
Wal-Mart Stores, Inc.	11,209	629,945

		1,937,784

RETAIL - BUILDING PRODUCTS — 0.6%
Lowe’s Companies, Inc.	7,044	146,163

SCHOOLS & EDUCATIONAL SERVICES — 0.1%
Apollo Group, Inc. (a)	797	35,275

SEMICONDUCTORS — 5.4%
Advanced Micro Devices, Inc. (a)	2,594	15,123
Altera Corp.	1,934	40,034
Analog Devices, Inc.	1,672	53,119
Applied Materials, Inc.	6,548	125,001
Broadcom Corp., Class A (a)	2,283	62,303
Cypress Semiconductor Corp. (a)	920	22,770
First Solar, Inc. (a)	191	52,109

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.5%, continued
Intel Corp.	27,266	$585,673
Lam Research Corp. (a)	931	33,656
Marvell Technology Group Ltd. (a)	2,619	46,252
MEMC Electronic Materials, Inc. (a)	1,151	70,833
National Semiconductor Corp.	1,590	32,659
NVIDIA Corp. (a)	2,755	51,574
SunPower Corp., Class A (a)	200	14,396
Texas Instruments, Inc.	6,349	178,787

		1,384,289

SOFTWARE & COMPUTER SERVICES — 8.0%
Activision, Inc. (a)	1,486	50,628
Adobe Systems, Inc. (a)	2,775	109,307
Autodesk, Inc. (a)	1,344	45,441
CA, Inc.	2,991	69,062
Citrix Systems, Inc. (a)	1,173	34,498
Cognizant Technology Solutions Corp. (a)	1,507	48,993
Electronic Arts, Inc. (a)	1,632	72,510
Intuit, Inc. (a)	2,050	56,519
McAfee, Inc. (a)	986	33,554
Microsoft Corp.	39,386	1,083,508
NAVTEQ (a)	489	37,653
Oracle Corp. (a)	19,195	403,094

		2,044,767

SOFTWARE & SERVICES — 1.4%
Akamai Technologies, Inc. (a)	1,008	35,068
BMC Software, Inc. (a)	1,165	41,940
Fiserv, Inc. (a)	1,027	46,595
IMS Health, Inc.	1,126	26,236
Red Hat, Inc. (a)	1,470	30,414
Salesforce.com, Inc. (a)	595	40,597
Symantec Corp. (a)	4,213	81,521
VeriSign, Inc. (a)	1,332	50,350

		352,721

TELECOMMUNICATIONS — 2.4%
Corning, Inc.	7,175	165,384
Juniper Networks, Inc. (a)	2,553	56,626
MetroPCS Communications, Inc. (a)	1,159	20,526
NII Holdings, Inc., Class B (a)	856	40,651
Qualcomm, Inc.	7,637	338,853

		622,040

TRANSPORTATION SERVICES — 1.1%
C.H. Robinson Worldwide, Inc.	986	54,072
Expeditors International of Washington, Inc.	1,086	46,698

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 98.5%, continued
Fedex Corp.	1,429	$112,591
United Parcel Service, Inc., Class B	1,102	67,740

		281,101

TOTAL COMMON STOCKS		25,300,285

SHORT TERM INVESTMENT — 0.3%
Northern Institutional Government Select Portfolio	68,632	68,632

CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
MMA Community Development Investment, Inc., 2.87%, 12/31/09, (c)+	60,000	60,000
MMA Community Development Investment, Inc., 4.30%, 12/31/09, (c)+	180,000	180,000

TOTAL CORPORATE NOTES		240,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 0.2%
Northern Institutional Liquid Asset Portfolio	50,287	50,287

TOTAL INVESTMENTS (Cost $28,193,301) — 99.9%		25,659,204
Other assets in excess of liabilities — 1.0%		23,839

NET ASSETS — 100.0%		$25,683,043

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2008.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% - 12/01, $60,000 and MMA Community Development Investment, Inc., 4.30% - 12/01, $180,000. At June 30, 2008, these securities had an aggregate market value of $240,000 representing 0.9% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2008. Date presented reflects next rate change date.

See notes to financial statements.

MMA Praxis Growth Index Fund

Statement of assets and liabilities
June 30, 2008 (Unaudited)

ASSETS:
Investments, at value* (cost $27,903,014)	$25,368,917
Investments in affiliates, at value (cost $240,000)	240,000
Investments held as collateral for securities loaned, at value (cost $50,287)	50,287

Total Investments	25,659,204

Interest and dividends receivable	10,990
Receivable for capital shares sold	7,697
Receivable for investments sold	427,821
Prepaid expenses	16,868

Total Assets	26,122,580

LIABILITIES:
Distributions payable to shareholders	2,090
Payable for capital shares redeemed	316,244
Payable for securities loaned	50,287
Accrued expenses and other payables:
Investment advisory fees	21,430
Affiliates	6,845
Distribution fees	998
Trustees fees	18,711
Other	22,932

Total Liabilities	439,537

NET ASSETS:
Capital	28,732,620
Accumulated net investment income	449
Accumulated net realized loss on investments	(515,929)
Net unrealized depreciation on investments	(2,534,097)

Net Assets	$25,683,043

Net Assets
Class A	$3,338,145
Class B	1,029,757
Class I	21,315,141

Total	$25,683,043

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	352,968
Class B	109,682
Class I	2,252,808

Total	2,715,458

Net asset value
Class A — Redemption Price Per Share (A)	$9.46

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$9.98

Class B — offering price per share**(A)	$9.39

Class I — offering price per share**(A)	$9.46

*	Includes securities on loan of $48,834.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Growth Index Fund

Statement of operations
For the six months ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends	$125,772
Interest	1,178
Income from securities lending	103
Interest from affiliates	3,030

Total Investment Income	130,083

EXPENSES:
Investment advisory fees	39,074
Administration fees	18,234
Distribution fees — Class A	3,722
Distribution fees — Class B	3,285
Shareholder servicing fees — Class A	3,722
Shareholder servicing fees — Class B	1,095
Transfer agent fees — Class A	428
Transfer agent fees — Class B	224
Transfer agent fees — Class I	11
Registration fees — Class A	3,281
Registration fees — Class B	3,647
Registration fees — Class I	2,577
Shareholder report printing fees — Class A	1,128
Shareholder report printing fees — Class B	582
Shareholder report printing fees — Class I	606
Trustees’ fees and expenses	21,838
Professional fees	5,283
Custodian fees	735
Other expenses	20,488

Total expenses before reductions/reimbursements	129,960
Expenses reimbursed by Investment Adviser	(23,572)
Expenses reduced by Distributor	(4,598)

Net Expenses	101,790

Net Investment Income	28,293

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(484,649)
Change in unrealized appreciation/depreciation of investments during the period	(1,994,079)

Net realized and unrealized loss on investments	(2,478,728)

Net decrease in net assets resulting from operations	$(2,450,435)

See notes to financial statements.

Statement of operations

MMA Praxis Growth Index Fund

Statements of changes in net assets

	Six Months
	Ended
	June 30,	Period Ended
	2008	December 31,
	(Unaudited)	2007 (a)
From Investment Activities:
Net investment income	$28,293	$12,216
Net realized loss on investments	(484,649)	(37,356)
Change in unrealized appreciation/depreciation of investments during the period	(1,994,079)	(540,018)

Net decrease in net assets resulting from operations	(2,450,435)	(565,158)

Distributions to Class A Shareholders:
From net realized gain on investment	—	(571)

Distributions to Class B Shareholders:
From net realized gain on investment	—	(159)

Distributions to Class I Shareholders:
From net investment income	(28,293)	(11,747)
From net realized gain on investment	—	(6,286)

Change in net assets from distributions to shareholders	(28,293)	(18,763)

Change in net assets from capital transactions	1,109,836	27,635,856

Change in net assets	(1,368,892)	27,051,935

Net Assets:
Beginning of period	27,051,935	—

End of period	$25,683,043	$27,051,935

Accumulated net investment income	$449	$449

(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Growth Index Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended
	June 30,		Period Ended
	2008		December 31,
	(Unaudited)		2007 (a)
Net Asset Value, Beginning of Period	$10.40		$10.00

Investment Activities:
Net investment income	—	(b)	0.02
Net realized and unrealized gains (losses) from investments	(0.94)		0.38

Total from Investment Activities	(0.94)		0.40

Distributions:
Net realized gain	—		—	(b)

Paid-in capital from redemption fees	—	(b)	—	(b)

Net Asset Value, End of Period	$9.46		$10.40

Total Return (excludes sales charge)	(9.04%	)(c)	4.03%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$3,338		$2,232
Ratio of expenses to average net assets	0.98%	(d)	1.16%	(d)
Ratio of net investment income to average net assets	0.03%	(d)	0.68%	(d)
Ratio of expenses to average net assets*	1.56%	(d)	3.65%	(d)
Portfolio Turnover (e)	23.58%	(d)	36.64%	(d)

*	During the period certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Growth Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended
	June 30,		Period Ended
	2008		December 31,
	(Unaudited)		2007 (a)
Net Asset Value, Beginning of Period	$10.36		$10.00

Investment Activities:
Net investment income (loss)	(0.02)		—	(b)
Net realized and unrealized gains (losses) from investments	(0.95)		0.36

Total from Investment Activities	(0.97)		0.36

Paid-in capital from redemption fees	—		—	(b)

Net Asset Value, End of Period	$9.39		$10.36

Total Return (excludes redemption charge)	(9.36%	) (c)	3.63%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$1,030		$617
Ratio of expenses to average net assets	1.52%	(d)	1.71%	(d)
Ratio of net investment income (loss) to average net assets	(0.52%	) (d)	0.12%	(d)
Ratio of expenses to average net assets*	2.72%	(d)	4.14%	(d)
Portfolio Turnover (e)	23.58%	(d)	36.64%	(d)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Growth Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended
	June 30,		Period Ended
	2008		December 31,
	(Unaudited)		2007 (a)
Net Asset Value, Beginning of Period	$10.41		$10.00

Investment Activities:
Net investment income	0.01		—	(b)
Net realized and unrealized gains (losses) from investments	(0.95)		0.42

Total from Investment Activities	(0.94)		0.42

Distributions:
Net investment income	(0.01)		(0.01)
Net realized gain	—		—	(b)

Total Distributions	(0.01)		(0.01)

Net Asset Value, End of Period	$9.46		$10.41

Total Return (excludes redemption charge)	(9.01%	)(c)	4.18%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$21,315		$24,203
Ratio of expenses to average net assets	0.73%	(d)	0.82%	(d)
Ratio of net investment income to average net assets	0.27%	(d)	0.34%	(d)
Ratio of expenses to average net assets*	0.86%	(d)	2.41%	(d)
Portfolio Turnover (e)	23.58%	(d)	36.64%	(d)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Semi-annual report to shareholders
Portfolio manager’s letter

The first half of 2008 can be only described as a volatile period for global equity markets. The weakness of the first quarter was followed by an April rally that peaked on May 19 and saw markets unraveling from then right up to the end of June. In part, portfolio activity in the period reflected this turbulent environment. During the first quarter we had further reduced exposure to Financials, thereby increasing an already significant underweight position. However, as the market began to recover we felt it prudent to reduce the level of this underweight by selective acquisitions, particularly of stocks with little need for capital, such as securities exchanges, and those with lower or minimal exposure to the mortgage crisis, such as specific insurers. Other meaningful changes included reductions in Consumer Discretionary and Telecommunication Services with increased exposure to Health Care, in particular the larger pharmaceutical companies. Cash levels were also higher at period end. Geographically, Europe saw the largest reduction, mainly in France, Spain, and Italy, with Japan and Emerging Markets being the main increases.

The portfolio slightly underperformed the return on the MSCI EAFE Index. Health Care, Information Technology, and Financials were the leading contributors, benefiting from better than market returns in each case and, in the case of Financials, the benefits of an underweight in the period’s worst performing sector. In Health Care, Germany’s Fresenius contributed alongside solid contributions from Novartis and Roche, the leading pharmaceuticals. Fresenius is viewed as being largely immune against an economic downturn as it should have little impact on the need for Fresenius’ dialysis facilities.

Canon rose strongly in the period as it continues to see steady demand for digital cameras in emerging markets, consumer demand for printers, and the benefits of aggressive cost cutting measures. One of our Consumer Discretionary holdings, Nokian Renkaat, the Finnish manufacturer of specialist winter tires, bucked the trend in an otherwise weak sector. Other individual contributing stocks included Chunghwa Telecom (Taiwan), Gaz de France, Swiss based Nestle, and Rio Tinto.

Geographically, the United Kingdom was most additive due to a large underweight position in what was a weak market and stock out performance from our holdings there. Within a detracting Europe and Emerging Markets, we did have meaningful contributions from Switzerland, Germany, Finland, Belgium, Brazil, and Israel, respectively.

There were some significant and offsetting negatives as well. Materials, Consumer Staples, and Energy were the major sectors. We were underweight in strong performing Materials due in part to the restrictions in the Fund and this detracted. Additionally, Rhodia, the French specialty chemical company, was weak as raw material costs continued to rise faster than it was able to pass these on to its customers. A possible decline in volume growth could dramatically improve the pricing power of the company. Our overweight in what was a surprisingly weak Consumer Staples sector also reduced returns. In this sector, Carrefour, the largest position in the portfolio, suffered because of the fallout from a company conference call announcing the conversion of the stores operating under its Champion banner into Carrefour Markets. The level of synergies expected from this action will be lower than analysts’ expectations and are likely to be pushed back by a year. Energy was also a victim of our being underweight in a positive performing sector. Other disappointments included Michelin, a strong performer previously.

Geographically, underweight in stronger Japan and Australia together with our overweight in weaker France had the largest negative effect.

Outlook
Turmoil in the global financial markets continued into the second quarter, despite a brief pause after the absorption of Bear Stearns by JP Morgan Chase and an aggressive reduction in rates and liquidity injections by the U.S. Federal Reserve. Some of the risks we outlined in the last outlook have materialized, notably a persistence of credit tightness leading to more write-downs and a spillover of the financial malaise into the real economy.

A key new concern has arisen again — inflation. The Consumer Price Index is running high across the globe, with developed markets running at uncomfortably high levels and many emerging markets in double digits. Corporations had been absorbing the rises in commodity prices and holding the line on

MMA Praxis International Fund

cost and price increases. However, in the second quarter the floodgates seemed to have opened, and price rises have become commonplace. The inflation concern has added to, and refueled, existing global credit concerns. Traditionally, restrictions in credit and the ensuing decline in growth in developed economies would have been sufficient to impact oil and other commodity prices and bring them down, thereby keeping inflation under control as the Fed eased. However, a new factor has appeared — the growth of emerging markets and their voracious appetites for resources.

Despite a reduction in growth in developed economies, as well as some behavior modification resulting in energy conservation (as witnessed by the marked decrease in miles driven in the United States), oil prices continued to rise. The persistence of inflation during the quarter reached levels at which central bankers had to choose to sacrifice either growth or inflation objectives. The European Central Bank (ECB), faced with the choice, made good on its past threats and opted to fight inflation with a 25-basis point increase (0.25 percent) in short-term rates. This action came despite weakening growth, especially in southern Europe. It was clear that the ECB had seized the initiative when the Fed came out shortly thereafter and paused in its rate declines, despite very tough economic, financial, and housing markets in the United States. The markets did not take kindly to these events, and by the end of the period, the S&P 500, the MSCI EAFE Free, and the MSCI Emerging Markets indexes had recorded year-to-date falls of between 10 and 12 percent.

As demand in the corporate sector slows because of economic deceleration, companies have seen their top lines affected. Concurrently, they are facing cost pressures from rising inputs — the combined effect means lower sales with lower margins, which produces a multiplier effect to the downside.

What will alleviate the trend? If inflation has become the limiting factor to growth, we will require a decline in inflation to be able to grow. This will only be achieved, in our opinion, through the stabilization of, and even better, a decline in commodity prices. We may also have the structurally inflationary growth in the Chinese economy and in Chinese costs. In coming years, the global economy will have to absorb these costs, as well as a rise in the value of the Chinese currency. Ironically, while helping counteract Chinese inflation, such a change would possibly contribute to global inflation.

Under the current scenario it is important to invest for preservation of capital as well as gains on capital. We try to remember the Buffet phrase, “Be fearful when the market is greedy and be greedy when the market is fearful.” While the scenario is gloomy, there are some positives. First, corporate balance sheets in publicly traded companies entered the downturn with very low leverage. The number of companies truly in danger of default is small. Second, the cost of equity capital as well as debt has increased significantly — capital is scarce. This means long-term equity investors should benefit from better returns to capital.

We are seeking to invest in companies that may have better earnings visibility and non-cyclical growth prospects. We are avoiding companies that have a large need for capital. This means that in the financial sector, for example, we have favored insurance and exchanges relative to banks.

Francis X. Claró, CFA®
MMA Praxis International Fund Manager

MMA Praxis International Fund
Performance review

Average annual total returns as of 6/30/08

	Inception
	Date	1 Year	3 Year	5 Year	10 Year
Class A	5/12/99	−10.20%	10.56%	13.02%	2.85%
Class A*	5/12/99	−14.90%	8.58%	11.81%	2.30%

Class B	4/1/97	−10.85%	9.83%	12.26%	2.35%
Class B**	4/1/97	−14.29%	8.99%	12.13%	2.35%

Class I	5/1/06	−9.95%	10.69%	12.78%	2.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Shares and Class I Shares of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Shares since inception of 4/1/97. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis International Fund
Performance review (continued)

Growth of $10,000 Investment from 6/30/98 to 6/30/08

				MSCI EAFE - index
Class A - load		Class B - no load		performance/gross		Class I
Date	Balance	Date	Balance	Date	Balance	Date	Balance

6/30/1998	9,479	6/30/1998	10,000	6/30/1998	10,000	6/30/1998	10,000
9/30/1998	8,243	9/30/1998	8,696	9/30/1998	8,585	9/30/1998	8,696
12/31/1998	9,484	12/31/1998	10,006	12/31/1998	10,366	12/31/1998	10,006
3/31/1999	9,681	3/31/1999	10,213	3/31/1999	10,518	3/31/1999	10,213
6/30/1999	10,110	6/30/1999	10,665	6/30/1999	10,792	6/30/1999	10,665
9/30/1999	10,683	9/30/1999	11,250	9/30/1999	11,274	9/30/1999	11,250
12/31/1999	13,510	12/31/1999	14,208	12/31/1999	13,196	12/31/1999	14,208
3/31/2000	13,823	3/31/2000	14,521	3/31/2000	13,189	3/31/2000	14,521
6/30/2000	12,583	6/30/2000	13,199	6/30/2000	12,675	6/30/2000	13,199
9/30/2000	11,581	9/30/2000	12,134	9/30/2000	11,660	9/30/2000	12,134
12/31/2000	10,778	12/31/2000	11,278	12/31/2000	11,354	12/31/2000	11,278
3/31/2001	9,264	3/31/2001	9,682	3/31/2001	9,803	3/31/2001	9,682
6/30/2001	8,808	6/30/2001	9,186	6/30/2001	9,718	6/30/2001	9,186
9/30/2001	7,363	9/30/2001	7,663	9/30/2001	8,362	9/30/2001	7,663
12/31/2001	8,038	12/31/2001	8,356	12/31/2001	8,946	12/31/2001	8,356
3/31/2002	8,134	3/31/2002	8,455	3/31/2002	8,997	3/31/2002	8,455
6/30/2002	7,690	6/30/2002	7,977	6/30/2002	8,822	6/30/2002	7,977
9/30/2002	6,166	9/30/2002	6,389	9/30/2002	7,085	9/30/2002	6,389
12/31/2002	6,488	12/31/2002	6,707	12/31/2002	7,544	12/31/2002	6,707
3/31/2003	5,817	3/31/2003	6,008	3/31/2003	6,931	3/31/2003	6,008
6/30/2003	6,809	6/30/2003	7,022	6/30/2003	8,287	6/30/2003	7,022
9/30/2003	7,256	9/30/2003	7,469	9/30/2003	8,965	9/30/2003	7,469
12/31/2003	8,247	12/31/2003	8,481	12/31/2003	10,499	12/31/2003	8,499
3/31/2004	8,590	3/31/2004	8,809	3/31/2004	10,961	3/31/2004	8,809
6/30/2004	8,300	6/30/2004	8,499	6/30/2004	11,009	6/30/2004	8,499
9/30/2004	8,247	9/30/2004	8,435	9/30/2004	10,984	9/30/2004	8,436
12/31/2004	9,488	12/31/2004	9,684	12/31/2004	12,671	12/31/2004	9,685
3/31/2005	9,427	3/31/2005	9,602	3/31/2005	12,659	3/31/2005	9,603
6/30/2005	9,291	6/30/2005	9,449	6/30/2005	12,564	6/30/2005	9,450
9/30/2005	10,117	9/30/2005	10,275	9/30/2005	13,875	9/30/2005	10,276
12/31/2005	10,642	12/31/2005	10,798	12/31/2005	14,447	12/31/2005	10,799
3/31/2006	11,516	3/31/2006	11,661	3/31/2006	15,816	3/31/2006	11,662
6/30/2006	11,442	6/30/2006	11,570	6/30/2006	15,965	6/30/2006	11,588
9/30/2006	11,711	9/30/2006	11,819	9/30/2006	16,601	9/30/2006	11,870
12/31/2006	12,804	12/31/2006	12,899	12/31/2006	18,328	12/31/2006	12,999
3/31/2007	13,154	3/31/2007	13,230	3/31/2007	19,088	3/31/2007	13,374
6/30/2007	13,980	6/30/2007	14,040	6/30/2007	20,361	6/30/2007	14,229
9/30/2007	14,481	9/30/2007	14,543	9/30/2007	20,815	9/30/2007	14,738
12/31/2007	14,416	12/31/2007	14,477	12/31/2007	20,460	12/31/2007	14,690
3/31/2008	13,257	9/30/2007	13,313	3/31/2008	18,655	3/31/2008	13,525
6/30/2008	12,554	12/31/2007	12,609	6/30/2008	18,295	6/30/2008	12,813

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 6/30/98 to 6/30/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class A Shares and Class I Shares of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Shares since inception of 4/1/97.

1	The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 93.1%
ARGENTINA — 0.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.4%
IRSA Inversiones y Representaciones S.A. (a)	47,675	$537,297

AUSTRALIA — 3.2%
CAPITAL MARKETS — 0.5%
Macquarie Group Ltd. (b)	14,169	660,546

DIVERSIFIED FINANCIALS — 0.9%
ASX Ltd.	23,184	697,731
Babock & Brown Ltd. (b)	52,261	375,672

		1,073,403

INSURANCE — 0.9%
QBE Insurance Group Ltd.	54,000	1,159,343

TRANSPORTATION INFRASTRUCTURE — 0.9%
Macquarie Airports	271,524	536,100
Macquarie Infrastructure Group (b)	289,902	644,628

		1,180,728

		4,074,019

BELGIUM — 2.1%
CHEMICALS — 0.6%
Umicore	14,868	735,147

DIVERSIFIED FINANCIALS — 1.5%
Compagnie Nationale a Portefeuille (CNP)/National Portefeuille Maatschappij (NPM)	3,535	265,522
Groupe Bruxelles Lambert S.A.	13,719	1,633,405
Groupe Bruxelles Lambert S.A. (a)	1,358	21

		1,898,948

		2,634,095

BRAZIL — 0.7%
METALS & MINING — 0.5%
Companhia Vale do Rio Doce ADR (b)	14,967	536,118

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Tim Participacoes ADR (b)	10,028	285,096

		821,214

CANADA — 2.0%
COMMUNICATIONS EQUIPMENT — 1.7%
Nortel Networks Corp. (a)(b)	940	7,727
Research In Motion Ltd. (a)	18,079	2,113,435

		2,121,162

MEDIA — 0.3%
Yellow Pages Income Fund	44,274	384,217

		2,505,379

Schedule of portfolio investments

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 93.1%, continued
FINLAND — 2.1%
AUTO COMPONENTS — 1.0%
Nokian Renkaat Oyj (b)	25,810	$1,239,596

COMMUNICATIONS EQUIPMENT — 0.7%
Nokia Oyj (b)	36,462	889,373

MACHINERY — 0.4%
KCI Konecranes Oyj (a)(b)	13,450	557,019

		2,685,988

FRANCE — 15.6%
AUTO COMPONENTS — 0.9%
Compagnie Generale des Etablissements Michelin (b)	15,625	1,122,943

BANKS — 0.6%
BNP Paribas S.A.	7,691	696,859

CHEMICALS — 0.3%
Rhodia SA (a)(b)	21,927	404,668

ENERGY EQUIPMENT & SERVICES — 1.2%
Technip SA	16,178	1,497,685

FOOD PRODUCTS — 1.4%
Groupe DANONE (b)	25,039	1,758,506

FOOD RETAIL — 4.3%
Carrefour S.A. (b)	98,389	5,571,323

HOTELS, RESTAURANTS & LEISURE — 0.7%
Sodexho Alliance S.A. (b)	12,503	821,392

INSURANCE — 0.5%
Axa	10,612	315,160
CNP Assurances	3,175	358,772

		673,932

MEDIA — 1.7%
Vivendi Universal S.A.	54,924	2,084,353

MULTI UTILITIES — 2.3%
Suez SA	42,269	2,878,059

OFFICE ELECTRONICS — 0.7%
Neopost S.A.	7,801	825,612

PERSONAL PRODUCTS — 1.0%
L’Oreal S.A.	11,976	1,303,113

		19,638,445

GERMANY — 11.9%
CHEMICALS — 0.3%
BASF AG	5,670	389,547

CONSTRUCTION & ENGINEERING — 0.9%
Bilfinger Berger AG	13,662	1,188,823

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 93.1%, continued
DIVERSIFIED FINANCIALS — 0.6%
Deutsche Boerse AG	6,230	$703,395

		888,502

HEALTH CARE EQUIPMENT & SUPPLIES — 2.5%
Fresenius AG	36,891	3,199,679

INSURANCE — 3.3%
Allianz AG	9,709	1,709,414
Muenchener Rueckversicherungs-Gesellschaft AG	13,073	2,290,581

		3,999,995

MULTI UTILITIES — 1.6%
RWE AG	16,114	2,028,682

PHARMACEUTICALS — 0.7%
Merck KGaA	6,086	863,377

TEXTILES, APPAREL & LUXURY GOODS — 2.6%
Adidas-Salomon AG	52,557	3,321,175

		14,991,278

GREECE — 2.4%
BANKS — 1.0%
Alpha Credit Bank A.E	11,050	334,084
Greek Postal Savings Bank S.A.	37,275	586,961
National Bank of Greece SA	9,173	413,394

		1,334,439

DIVERSIFIED FINANCIALS — 0.1%
Hellenic Exchanges S.A.	14,694	185,107

INTERNET SOFTWARE & SERVICES — 0.7%
Baidu.com, Inc. ADR (a)(b)	2,721	851,564

		3,074,505

HONG KONG — 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
China Telecom Corp. Ltd.	510,000	277,329

WIRELESS TELECOMMUNICATION SERVICES — 0.3%
China Unicom Ltd. (b)	161,000	298,987

		576,316

INDIA — 0.2%
BANKS — 0.2%
ICICI Bank Ltd. (b)	9,337	268,532

ISRAEL — 0.9%
PHARMACEUTICALS — 0.9%
Teva Pharmaceutical Industries Ltd. (b)	25,289	1,158,236

ITALY — 0.6%
BANKS — 0.6%
Intesa SanPaolo	112,756	584,598

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 93.1%, continued
UniCredito Italiano S.p.A	32,844	$201,057

		785,655

JAPAN — 15.8%
AUTOMOBILES — 0.4%
Toyota Motor Corp.	10,200	481,254

BANKS — 0.8%
Bank of Yokohama Ltd.	140,000	967,745

CHEMICALS — 1.2%
Hitachi Chemical Co. Ltd.	16,300	336,945
Tokuyama Corp.	92,000	684,465
Toray Industries, Inc.	90,000	482,272

		1,503,682

CONSTRUCTION & ENGINEERING — 0.4%
Okumura Corp. (b)	111,000	449,499

CONSUMER FINANCE — 0.9%
Orix Corp.	7,810	1,117,238

GAS UTILITIES — 0.4%
Tokyo Gas Co. Ltd.	137,000	552,206

HOUSEHOLD DURABLES — 0.5%
Sony Corp.	13,400	585,544

INSURANCE — 3.8%
Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	38,300	1,320,130
NIPPONKOA Insurance Co. Ltd.	15,000	130,103
Sompo Japan Insurance, Inc.	54,000	507,529
Sony Financial Holdings, Inc.	417	1,676,876
T&D Holdings, Inc.	17,650	1,085,412

		4,720,050

MACHINERY — 1.0%
Fanuc Ltd.	4,400	429,703
THK CO. Ltd	41,100	797,344

		1,227,047

MEDIA — 0.4%
Toho Co. Ltd. (b)	27,300	557,904

OFFICE ELECTRONICS — 1.5%
CANON, Inc.	36,000	1,851,109

PERSONAL PRODUCTS — 1.1%
Shiseido Company Ltd.	63,000	1,441,729

SOFTWARE — 3.5%
Nintendo Co. Ltd.	6,700	3,779,535
Square Enix Co. Ltd. (b)	22,900	677,177

		4,456,712

		19,781,616

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 93.1%, continued
NETHERLANDS — 2.3%
CHEMICALS — 0.6%
Akzo Nobel N.V.	11,344	$779,906

FOOD PRODUCTS — 1.7%
Unilever NV	76,713	2,177,994

		2,957,900

NORWAY — 0.8%
DIVERSIFED TELECOMMUNICATION SERVICES — 0.3%
Telenor ASA	21,600	406,267

OIL, GAS & CONSUMABLE FUELS — 0.5%
Statoil ASA	17,700	659,919

		1,066,186

RUSSIA — 1.1%
BANKS — 0.3%
Sberbank	127,491	402,872

ENERGY EQUIPMENT & SERVICES — 0.0%
OAO TMK (b)	1,462	57,574

WIRELESS TELECOMMUNICATION SERVICES — 0.7%
AFK Sistema	28,554	858,332

		1,448,881

SINGAPORE — 1.6%
BANKS — 0.5%
DBS Group Holdings Ltd.	42,000	582,184

INDUSTRIAL CONGLOMERATES — 1.1%
Keppel Corp. Ltd.	172,000	1,408,261

		1,990,445

SOUTH KOREA — 0.3%
FOOD PRODUCTS — 0.3%
Lotte Confectionary Co. Ltd. (a)	340	412,202

SPAIN — 2.0%
DIVERSIFED TELECOMMUNICATION SERVICES — 1.0%
Telefonica S.A.	44,738	1,189,162

DIVERSIFIED FINANCIAL SERVICES — 0.7%
Bolsas y Mercados Espanoles (b)	8,389	312,416
Criteria Caixacorp S.A.	95,948	575,643

		888,059

HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%
Grifols S.A.	12,641	403,883

		2,481,104

SWITZERLAND — 11.8%
CAPITAL MARKETS — 0.4%
UBS AG (a)	24,388	511,773

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 93.1%, continued
DIVERSIFIED FINANCIALS — 0.7%
Pargesa Holding AG	7,933	$884,378

FOOD PRODUCTS — 3.2%
Lindt & Spruengli AG	100	276,108
Nestle S.A.	82,090	3,708,794

		3,984,902

LIFE SCIENCES TOOLS & SERVICES — 1.8%
Lonza Group AG	16,403	2,274,939

PHARMACEUTICALS — 5.7%
Novartis AG	61,364	3,378,413
Roche Holding AG	21,473	3,867,116

		7,245,529

		14,901,521

TAIWAN — 2.2%
BANKS — 0.6%
Mega Financial Holding Co. Ltd.	890,000	703,557

DIVERSIFED TELECOMMUNICATION SERVICES — 0.9%
Chunghwa Telecom Co. Ltd.	453,569	1,172,766

DIVERSIFIED FINANCIAL SERVICES — 0.4%
Yuanta Financial Holdings Co. Ltd.	666,000	466,156

INSURANCE — 0.2%
Cathay Financial Holding Co. Ltd.	135,000	293,478

SEMICONDUCTOR EQUIPMENT — 0.1%
United Microelectronics Corp. ADR (a)	329,557	174,765

		2,810,722

UNITED KINGDOM — 12.6%
BANKS — 0.5%
Lloyds TSB Group plc	106,104	656,744

COMMERCIAL SERVICES & SUPPLIES — 0.5%
Experian Group Ltd.	77,644	578,019

CONTAINERS — 0.6%
Rexam plc	96,312	743,370

FOOD RETAIL — 0.4%
Tesco plc	62,582	460,343

HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%
Smith & Nephew plc	38,607	426,019

INSURANCE — 0.2%
Amlin plc	55,892	278,876

METALS & MINING — 3.1%
BHP Billiton plc	12,648	483,700
Rio Tinto plc	29,029	3,474,460

		3,958,160

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 93.1%, continued
MULTI UTILITIES — 0.3%
United Utilities plc	30,996	$423,837

OIL, GAS & CONSUMABLE FUELS — 5.2%
BG Group plc	49,496	1,288,542
BP plc	334,613	3,887,324
Royal Dutch Shell plc, Class A	29,840	1,226,171

		6,402,037

PHARMACEUTICALS — 0.3%
GlaxoSmithKline plc	16,241	360,048

WIRELESS TELECOMMUNICATION SERVICES — 1.2%
Vodafone Group plc	520,959	1,547,675

		15,835,128

TOTAL COMMON STOCKS		117,436,664

CORPORATE NOTES — 1.4%
COMMUNITY DEVELOPMENT — 1.4%
DOMESTIC — 1.4%
MMA Community Development Investment, Inc., 1.85%, 12/31/09, (c)+	683,000	683,000
MMA Community Development Investment, Inc., 2.77%, 12/31/09, (c)+	1,062,000	1,062,000

TOTAL CORPORATE NOTES		1,745,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 8.7%
Northern Institutional Liquid Asset Portfolio	11,013,549	11,013,549
U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12	170	226
U.S. Treasury Notes, 4.875%, 8/31/08	9	9

		11,013,784

TOTAL INVESTMENTS (Cost $114,384,271) — 103.2%		130,195,448
Other assets in excess of liabilities — (3.2%)		(4,095,587)

NET ASSETS — 100.0%		$126,099,861

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2008.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% - 12/01, $683,000 and MMA Community Development Investment, Inc., 4.30% - 12/01, $1,062,000. At June 30, 2008 these securities had an aggregate market value of $1,745,000, representing 1.4% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2008. Date presented reflects next rate change date.
ADR — American Depositary Receipt
plc — Public Liability Company

See notes to financial statements.

MMA Praxis International Fund
Statement of assets and liabilities
June 30, 2008 (Unaudited)

ASSETS:
Investments, at value* (cost $101,625,487)	$117,436,664
Investments in affiliates, at value (cost $1,745,000)	1,745,000
Investments held as collateral for securities loaned, at value (cost $11,013,784)	11,013,784

Total Investments	130,195,448

Cash	7,673,584
Foreign currency contracts receivable	1,361,627
Unrealized appreciation on foreign forward currency exchange contracts	1,099
Interest and dividends receivable	198,651
Receivable for capital shares sold	152,950
Receivable for investments sold	1,247,807
Tax reclaim receivable	400,108
Prepaid expenses	22,660

Total Assets	141,253,934

LIABILITIES:
Distributions payable to shareholders	340,221
Payable for capital shares redeemed	232,620
Payable for investments purchased	1,804,292
Payable for foreign currency contracts	1,361,925
Payable for securities loaned	11,013,784
Unrealized depreciation on foreign currency exchange contracts	110,381
Accrued expenses and other payables:
Investment advisory fees	100,771
Affiliates	12,919
Distribution fees	20,840
Trustees fees	7,849
Other	148,471

Total Liabilities	15,154,073

NET ASSETS:
Capital	104,113,476
Distributions in excess of net investment income	(1,727,083)
Accumulated net realized gain on investments and foreign currency transactions	7,902,291
Net unrealized appreciation on investments and foreign currency translations	15,811,177

Net Assets	$126,099,861

Net Assets
Class A	$41,873,777
Class B	16,932,814
Class I	67,293,270

Total	$126,099,861

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	3,157,475
Class B	1,299,463
Class I	5,085,715

Total	9,542,653

Net asset value
Class A — Redemption Price Per Share (A)	$13.26

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$13.99

Class B — offering price per share**(A)	$13.03

Class I — offering price per share**(A)	$13.23

*	Includes securities on loan of $10,462,054.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.
See notes to financial statements.

Statement of assets and liabilities

MMA Praxis International Fund

Statement of operations
For the six months ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends	$3,411,658
Foreign tax withholding	(491,281)
Interest	779
Income from securities lending	21,068
Interest from affiliates	24,020

Total Investment Income	2,966,244

EXPENSES:
Investment advisory fees	676,889
Administration fees	105,421
Distribution fees — Class A	58,664
Distribution fees — Class B	72,071
Shareholder servicing fees — Class A	58,664
Shareholder servicing fees-Class B	24,024
Transfer agent fees — Class A	5,884
Transfer agent fees — Class B	4,623
Transfer agent fees — Class I	17
Registration fees — Class A	6,424
Registration fees — Class B	6,373
Registration fees — Class I	261
Shareholder report printing fees — Class A	7,402
Shareholder report printing fees — Class B	5,685
Shareholder report printing fees — Class I	56
Custodian fees	77,202
Professional fees	53,147
Trustees’ fees and expenses	12,763
Other expenses	82,067

Total expenses before reductions/reimbursements	1,257,637
Expenses reduced by Distributor	(68,274)

Net Expenses	1,189,363

Net Investment Income	1,776,881

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	5,044,507
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the period	(29,029,943)

Net realized and unrealized loss on investments and foreign currency transactions	(23,985,436)

Net decrease in net assets resulting from operations	$(22,208,555)

See notes to financial statements.

Statement of operations

MMA Praxis International Fund

Statements of changes in net assets

	Six Months
	Ended
	June 30,	Year Ended
	2008	December 31,
	(Unaudited)	2007
From Investment Activities:
Net investment income	$1,776,881	$1,617,970
Net realized gain on investments and foreign currency transactions	5,044,507	15,823,897
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the period	(29,029,943)	3,764,696

Net increase (decrease) in net assets resulting from operations	(22,208,555)	21,206,563

Distributions to Class A Shareholders:
From net investment income	(527,811)	(674,131)
From net realized gain on investment	—	(1,204,979)

Distributions to Class B Shareholders:
From net investment income	(146,611)	(172,308)
From net realized gain on investment	—	(540,811)

Distributions to Class I Shareholders:
From net investment income	(976,408)	(1,919,613)
From net realized gain on investment	—	(2,732,636)

Change in net assets from distributions to shareholders	(1,650,830)	(7,244,478)

Change in net assets from capital transactions	(33,117,696)	1,493,703

Change in net assets	(56,977,081)	15,455,788

Net Assets:
Beginning of period	183,076,942	167,621,154

End of period	$126,099,861	$183,076,942

Distributions in excess of net investment income	$(1,727,083)	$(1,727,083)

See notes to financial statements.

Statements of changes in net assets

MMA Praxis International Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.42		$14.23	$11.94	$10.78	$9.43	$7.45

Investment Activities:
Net investment income	0.18		0.12	0.16	0.08	0.01	0.04
Net realized and unrealized gains (losses) from investments	(2.17)		1.65	2.26	1.22	1.37	2.00

Total from Investment Activities	(1.99)		1.77	2.42	1.30	1.38	2.04

Distributions:
Net investment income	(0.17)		(0.21)	(0.13)	(0.14)	(0.03)	(0.06)
Net realized gain	—		(0.37)	—	—	—	—

Total Distributions	(0.17)		(0.58)	(0.13)	(0.14)	(0.03)	(0.06)

Paid-in capital from redemption fees (a)	—		—	—	—	—	—

Net Asset Value, End of Period	$13.26		$15.42	$14.23	$11.94	$10.78	$9.43

Total Return (excludes sales charge)	(12.91%	) (b)	12.59%	20.31%	12.16%	14.68%	27.53%

Ratios/Supplemental Data:
Net assets at end of period (000)	$41,874		$50,709	$44,837	$121,173	$115,687	$97,396
Ratio of expenses to average net assets	1.67%	(c)	1.72%	1.76%	1.58%	1.63%	1.50%
Ratio of net investment income to average net assets	2.57%	(c)	0.75%	0.85%	0.74%	0.16%	0.49%
Ratio of expenses to average net assets*	1.92%	(c)	1.97%	2.09%	1.90%	2.01%	2.14%
Portfolio Turnover (d)	89.83%	(c)	59.13%	82.77%	71.93%	81.85%	145.51%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis International Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended
	June 30,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2008		December 31,	December 31,	December 31,	December 31,		December 31,
	(Unaudited)		2007	2006	2005	2004		2003
Net Asset Value, Beginning of Period	$15.15		$13.99	$11.77	$10.62	$9.32		$7.39

Investment Activities:
Net investment Income (loss)	0.06		(0.06)	(0.06)	(0.01)	(0.05)		(0.01)
Net realized and unrealized gains (losses) from investments	(2.07)		1.70	2.34	1.22	1.35		1.98

Total from Investment Activities	(2.01)		1.64	2.28	1.21	1.30		1.97

Distributions:
Net investment income	(0.11)		(0.11)	(0.06)	(0.06)	—	(a)	(0.04)
Net realized gain	—		(0.37)	—	—	—		—

Total Distributions	(0.11)		(0.48)	(0.06)	(0.06)	—		(0.04)

Paid-in capital from redemption fees (a)	—		—	—	—	—		—

Net Asset Value, End of Period	$13.03		$15.15	$13.99	$11.77	$10.62		$9.32

Total Return (excludes redemption charge)	(13.24%	) (b)	11.86%	19.45%	11.50%	13.95%		26.73%

Ratios/Supplemental Data:
Net assets at end of period (000)	$16,933		$22,367	$24,186	$25,381	$24,094		$21,468
Ratio of expenses to average net assets	2.41%	(c)	2.37%	2.41%	2.23%	2.28%		2.15%
Ratio of net investment income (loss) to average net assets	1.69%	(c)	0.11%	0.17%	0.10%	(0.49%	)	(0.15% )
Ratio of expenses to average net assets*	2.51%	(c)	2.46%	2.57%	2.39%	2.51%		2.63%
Portfolio Turnover (d)	89.83%	(c)	59.13%	82.77%	71.93%	81.85%		145.51%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended
	June 30,		Year Ended	Period Ended
	2008		December 31,	December 31,
	(Unaudited)		2007	2006 (a)
Net Asset Value, Beginning of Period	$15.39		$14.20	$13.52

Investment Activities:
Net investment income	0.13		0.17	0.10
Net realized and unrealized gains from investments	(2.10)		1.65	0.78

Total from Investment Activities	(1.97)		1.82	0.88

Distributions:
Net investment income	(0.19)		(0.26)	(0.20)
Net realized gain	—		(0.37)	—

Total Distributions	(0.19)		(0.63)	(0.20)

Net Asset Value, End of Period	$13.23		$15.39	$14.20

Total Return (excludes redemption charge)	(12.78%	) (b)	13.02%	6.61%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$67,293		$110,001	$98,598
Ratio of expenses to average net assets	1.34%	(c)	1.31%	1.28%	(c)
Ratio of net investment income to average net assets	2.40%	(c)	1.13%	1.23%	(c)
Ratio of expenses to average net assets*	1.34%	(c)	1.31%	1.39%	(c)
Portfolio Turnover (d)	89.83%	(c)	59.13%	82.77%	(c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Small Cap Fund
Semi-annual report to shareholders
Portfolio manager’s letter

The MMA Praxis Small Cap Fund (A Shares) declined 9.37 percent versus the Russell 2000’s 9.37 percent drop during the first half of 2008. Over the past 12 months, the Russell has declined nearly 20 percent, putting it in bear market territory. While it has been a challenging environment to generate positive returns, we believe our investment strategy should have us well positioned going forward.

The economy and corporate profit growth continue to slow as de-leveraging from the Financial sector and higher energy prices continue to pressure the equity markets. In the near-term, falling consumer confidence and additional inflation concerns have trumped the aggressive monetary and fiscal policy actions taken to stimulate the economy. At this point, energy prices, which are up 70 percent from last year to all time record highs, and higher inflation expectations, are in control of the equity markets.

Energy was the big winner during the first quarter as it gained roughly 45 percent and was the only sector in the benchmark to post positive returns. Weakness was broad based as six sectors had double-digit declines. Higher energy prices continue to take away a larger percentage of consumer’s income resulting in continued weakness in the consumer related sectors.

The Fund performed in line with the benchmark during the first quarter. As a strategy diversified by both stock and sectors, it was a difficult market to add value over the benchmark given the broad based nature of the weakness. We added value with our sector allocation decisions as we were overweight in the best performing sector, Energy, and underweight in one of the weaker sectors, Financials. Stock selection detracted value as poor stock selection in both the Consumer Discretionary and Financials sectors hurt our overall results. We continue to be overweight in the Energy sector as we believe higher energy prices will result in a more positive fundamental outlook, although we wouldn’t be surprised to see a near-term pull back after the strong move over the past 12 months. We are also overweight in the Industrial sector as global growth remains key for many of our portfolio holdings. Financials and Utilities remain the sectors where we’re most underweight.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy will continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio.

The management of our investment process maximizes our internal, research-intensive, investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have produced a winning investment strategy, and have us well-positioned going forward.

Steven R. Purvis, CFA co-portfolio manager
Luther King Capital Management

MMA Praxis Small Cap Fund

MMA Praxis Small Cap Fund
Performance review

Average annual total returns as of 6/30/08

	Inception		Since
	Date	1 Year	Inception
Class A	5/1/07	−16.33%	−12.06%
Class A*	5/1/07	−20.72%	−16.01%

Class B	5/1/07	−16.93%	−12.68%
Class B**	5/1/07	−20.25%	−15.68%

Class I	5/1/07	−16.05%	−11.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Small Cap Fund
Performance review (continued)

Growth of $10,000 Investment from 5/1/07 to 6/30/08

Class A - load		Class B - CDSC load		Russell 2000 Index		Class I
Date	Balance	Date	Balance	Date	Balance	Date	Balance

5/1/2007	9,479	5/1/2007	9,479	5/1/2007	10,000	5/1/2007	10,000
5/31/2007	9,706	5/31/2007	9,706	5/31/2007	10,410	5/31/2007	10,240
6/30/2007	9,754	6/30/2007	9,744	6/30/2007	10,258	6/30/2007	10,290
7/31/2007	9,300	7/31/2007	9,289	7/31/2007	9,556	7/31/2007	9,820
8/31/2007	9,290	8/31/2007	9,271	8/31/2007	9,773	8/31/2007	9,810
9/30/2007	9,527	9/30/2007	9,508	9/30/2007	9,941	9/30/2007	10,060
10/31/2007	9,660	10/31/2007	9,632	10/31/2007	10,227	10/31/2007	10,210
11/30/2007	9,024	11/30/2007	8,987	11/30/2007	9,492	11/30/2007	9,530
12/31/2007	9,005	12/31/2007	8,959	12/31/2007	9,487	12/31/2007	9,509
1/31/2008	8,370	1/31/2008	8,333	1/31/2008	8,840	1/31/2008	8,848
2/29/2008	8,237	2/29/2008	8,191	2/29/2008	8,512	2/29/2008	8,708
3/31/2008	8,132	3/31/2008	8,077	3/31/2008	8,548	3/31/2008	8,599
4/30/2008	8,454	4/30/2008	8,399	4/30/2008	8,906	4/30/2008	8,949
5/31/2008	8,815	5/31/2008	8,750	5/31/2008	9,314	5/31/2008	9,329
6/30/2008	8,161	6/30/2008	8,096	6/30/2008	8,597	6/30/2008	8,638

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Fund from 5/1/07 to 6/30/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

[1]	The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Small Cap Fund
Schedule of portfolio investments
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 83.0%
AIR FREIGHT & LOGISTICS — 2.3%
Forward Air Corp.	7,500	$259,500
Pacer International, Inc.	11,600	249,516

		509,016

AUTO COMPONENTS — 0.6%
Drew Industries, Inc. (a)	8,350	133,183

BIOTECHNOLOGY — 1.8%
Parexel International Corp. (a)	15,050	395,966

CAPITAL MARKETS — 2.9%
FCStone Group, Inc. (a)	7,350	205,286
Investment Technology Group, Inc. (a)	5,900	197,414
Lazard Ltd., Class A (b)	7,050	240,757

		643,457

CHEMICALS — 2.3%
Airgas, Inc.	3,600	210,204
Cabot Corp.	5,700	138,567
Calgon Carbon Corp. (a)	10,200	157,692

		506,463

COMMERCIAL BANKS — 2.9%
Glacier Bancorp, Inc.	12,800	204,672
PrivateBancorp, Inc.	7,500	227,850
Prosperity Bancshares, Inc.	8,200	219,186

		651,708

COMMERCIAL SERVICES & SUPPLIES — 2.5%
The Geo Group, Inc. (a)	11,650	262,125
Waste Connections, Inc. (a)	9,300	296,949

		559,074

COMMUNICATIONS EQUIPMENT — 1.8%
F5 Networks, Inc. (a)	7,000	198,940
SBA Communications Corp. (a)	5,800	208,858

		407,798

COMPUTERS & PERIPHERALS — 1.1%
Brocade Communications Systems, Inc. (a)	30,300	249,672

CONSUMER FINANCIAL SERVICES — 0.9%
Cash America International, Inc.	6,300	195,300

DISTRIBUTORS — 0.9%
LKQ Corp. (a)	11,250	203,288

DIVERSIFIED CONSUMER SERVICES — 3.5%
Capella Education Co. (a)	4,950	295,267
Coinstar, Inc. (a)	8,950	292,755
K12, Inc. (a)	8,950	191,799

		779,821

DIVERSIFIED TELECOMMUNICATION — 1.2%
Premiere Global Services, Inc. (a)	18,100	263,898

Schedule of portfolio investments

MMA Praxis Small Cap Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 83.0%, continued
ELECTRONIC EQUIPMENT & INSTRUMENTS — 4.8%
Baldor Electric Co.	5,050	$176,649
Franklin Electric Co., Inc.	3,750	145,425
MTS Systems Corp.	7,150	256,542
National Instruments Corp.	7,900	224,123
Rofin-Sinar Technologies, Inc. (a)	8,850	267,270

		1,070,009

ENERGY EQUIPMENT & SERVICES — 6.2%
Atwood Oceanics, Inc. (a)	3,000	373,019
Core Laboratories N.V. (a) (b)	2,500	355,875
Dril-Quip, Inc. (a)	3,650	229,950
Superior Well Services, Inc. (a)	7,250	229,898
Willbros Group, Inc. (a) (b)	4,300	188,383

		1,377,125

FOOD PRODUCTS — 1.9%
Chiquita Brands International, Inc. (a)	10,250	155,493
Darling International, Inc. (a)	16,300	269,276

		424,769

FOOD RETAIL — 0.9%
The Andersons, Inc.	4,900	199,479

HEALTH CARE EQUIPMENT & SUPPLIES — 6.1%
Conceptus, Inc. (a)	15,300	282,897
Haemonetics Corp. (a)	4,650	257,889
Meridian Bioscience, Inc.	9,150	246,318
MWI Veterinary Supply, Inc. (a)	8,150	269,847
Wright Medical Group, Inc. (a)	10,000	284,099

		1,341,050

HEALTH CARE PROVIDERS & SERVICES — 2.3%
inVentiv Health, Inc. (a)	9,900	275,121
PSS World Medical, Inc. (a)	14,450	235,535

		510,656

HOTELS, RESTAURANTS & LEISURE — 0.7%
Sonic Corp. (a)	10,000	148,000

HOUSEHOLD DURABLES — 0.6%
Tempur-Pedic International, Inc.	18,000	140,580

INDUSTRIAL CONGLOMERATES — 0.8%
Raven Industries, Inc.	5,350	175,373

INSURANCE — 1.1%
Argo Group International (a) (b)	7,059	236,900

INTERNET SOFTWARE & SERVICES — 0.9%
Blackboard, Inc. (a)	5,150	196,885

MMA Praxis Small Cap Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 83.0%, continued
MACHINERY — 6.6%
CIRCOR International, Inc.	6,450	$315,986
CLARCOR, Inc.	7,700	270,270
Kaydon Corp.	6,150	316,171
Nordson Corp.	7,400	539,385

		1,441,812

MARINE — 2.2%
Excel Maritime Carriers Ltd. (b)	6,328	248,374
Kirby Corp. (a)	4,900	235,200

		483,574

METALS & MINING — 2.0%
Haynes International, Inc. (a)	2,400	138,120
Silgan Holdings, Inc.	5,950	301,903

		440,023

OIL, GAS & CONSUMABLE FUELS — 6.6%
Carrizo Oil & Gas, Inc. (a)	5,200	354,068
EXCO Resources, Inc. (a)	8,900	328,499
Parallel Petroleum Corp. (a)	15,600	314,028
PetroQuest Energy, Inc. (a)	16,450	442,504

		1,439,099

REAL ESTATE — 1.4%
Potlatch Corp.	6,850	309,072

REAL ESTATE INVESTMENT TRUST — 1.0%
LaSalle Hotel Properties	8,600	216,118

ROAD & RAIL — 1.0%
Landstar System, Inc.	4,100	226,402

SOFTWARE — 6.1%
Blackbaud, Inc.	9,500	203,300
i2 Technologies, Inc. (a)	10,850	134,866
Lawson Software, Inc. (a)	27,250	198,108
Nuance Communications, Inc. (a)	14,650	229,565
TIBCO Software, Inc. (a)	34,850	266,602
Wind River Systems, Inc. (a)	30,000	326,699

		1,359,140

SPECIALTY RETAIL — 2.4%
Conn’s, Inc. (a)	12,150	195,251
Jos. A. Bank Clothiers, Inc. (a)	8,300	222,025
Tractor Supply Co. (a)	4,200	121,968

		539,244

TEXTILES, APPAREL & LUXURY GOODS — 1.6%
Phillips-Van Heusen Corp.	6,000	219,720
Under Armour, Inc., Class A (a)	4,850	124,354

		344,074

MMA Praxis Small Cap Fund

Schedule of portfolio investments, continued
June 30, 2008 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 83.0%, continued
TRADING COMPANIES & DISTRIBUTORS — 1.1%
WESCO International, Inc. (a)	6,250	$250,250

TOTAL COMMON STOCKS		18,368,278

SHORT TERM INVESTMENT — 14.8%
Northern Institutional Government Select Portfolio	3,285,381	3,285,381

CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
MMA Community Development Investment, Inc., 1.85%, 12/31/09, (c)+	80,000	80,000
MMA Community Development Investment, Inc., 2.77%, 12/31/09, (c)+	120,000	120,000

TOTAL CORPORATE NOTES		200,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 3.8%
Northern Institutional Liquid Asset Portfolio	821,497	821,497

TOTAL INVESTMENTS (Cost $23,460,778) — 102.5%		22,675,156
Other assets in excess of liabilities — (2.5%)		(544,418)

NET ASSETS — 100.0%		$22,130,738

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2008.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% - 12/01, $80,000 and MMA Community Development Investment, Inc., 4.30% - 12/01, $120,000. At June 30, 2008, these securities had an aggregate market value of $200,000 representing 0.9% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2008. Date presented reflects next rate change date.

See notes to financial statements.

MMA Praxis Small Cap Fund

Statement of assets and liabilities
June 30, 2008 (Unaudited)

ASSETS:
Investments, at value* (cost $22,439,281)	$21,653,659
Investments in affiliates, at value (cost $200,000 )	200,000
Investments held as collateral for securities loaned, at value (cost $821,497)	821,497

Total Investments	22,675,156

Interest and dividends receivable	10,469
Receivable for capital shares sold	304,631
Prepaid expenses	13,779

Total Assets	23,004,035

LIABILITIES:
Payable for capital shares redeemed	2,000
Payable for securities loaned	821,497
Accrued expenses and other payables:
Investment advisory fees	29,104
Affiliates	6,827
Distribution fees	662
Trustees fees	5,068
Other	8,139

Total Liabilities	873,297

NET ASSETS:
Capital	24,872,966
Accumulated net investment loss	(44,252)
Accumulated net realized loss on investments	(1,912,354)
Net unrealized depreciation on investments	(785,622)

Net Assets	$22,130,738

Net Assets
Class A	$2,758,059
Class B	564,531
Class I	18,808,148

Total	$22,130,738

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	320,224
Class B	66,067
Class I	2,179,664

Total	2,565,955

Net asset value
Class A — Redemption Price Per Share (A)	$8.61

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share
[(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$9.09

Class B — offering price per share**(A)	$8.54

Class I — offering price per share**(A)	$8.63

*	Includes securities on loan of $803,381.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Small Cap Fund

Statement of operations
For the six months ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends	$55,614
Interest	26,555
Income from securities lending	1,184
Interest from affiliates	2,388

Total Investment Income	85,741

EXPENSES:
Investment advisory fees	83,597
Administration fees	13,769
Distribution fees — Class A	2,298
Distribution fees — Class B	1,770
Shareholder servicing fees — Class A	2,298
Shareholder servicing fees — Class B	590
Transfer agent fees — Class A	366
Transfer agent fees — Class B	171
Transfer agent fees — Class I	5
Registration fees — Class A	3,352
Registration fees — Class B	3,172
Registration fees — Class I	2,574
Shareholder report printing fees — Class A	479
Shareholder report printing fees — Class B	224
Shareholder report printing fees — Class I	1
Trustees’ fees and expenses	16,129
Professional fees	5,474
Custodian fees	690
Other expenses	7,937

Total expenses before reductions/reimbursements	144,896
Expenses reimbursed by Investment Adviser	(12,369)
Expenses reduced by Distributor	(2,534)

Net Expenses	129,993

Net Investment Loss	(44,252)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(1,754,563)
Change in unrealized appreciation/depreciation of investments during the period	62,011

Net realized and unrealized loss on investments	(1,692,552)

Net decrease in net assets resulting from operations	$(1,736,804)

See notes to financial statements.

Statement of operations

MMA Praxis Small Cap Fund

Statements of changes in net assets

	Six Months
	Ended
	June 30,	Period Ended
	2008	December 31,
	(Unaudited)	2007 (a)
From Investment Activities:
Net investment income (loss)	$(44,252)	$13,709
Net realized loss on investments	(1,754,563)	(157,791)
Change in unrealized appreciation/depreciation of investments during the period	62,011	(847,633)

Net decrease in net assets resulting from operations	(1,736,804)	(991,715)

Distributions to Class I Shareholders:
From net investment income	—	(14,506)

Change in net assets from capital transactions	6,693,989	18,179,774

Change in net assets	4,957,185	17,173,553

Net Assets:
Beginning of period	17,173,553	—

End of period	$22,130,738	$17,173,553

Accumulated (distributions in excess of) net investment income	$(44,252)	$—

(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Small Cap Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended
	June 30,		Period Ended
	2008		December 31,
	(Unaudited)		2007 (a)
Net Asset Value, Beginning of Period	$9.50		$10.00

Investment Activities:
Net investment loss	(0.02)		—	(b)
Net realized and unrealized loss from investments	(0.87)		(0.50)

Total from Investment Activities	(0.89)		(0.50)

Paid-in capital from redemption fees	—		—	(b)

Net Asset Value, End of Period	$8.61		$9.50

Total Return (excludes sales charge)	(9.37%	) (c)	(5.00%	) (c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$2,758		$1,398
Ratio of expenses to average net assets	1.52%	(d)	1.65%	(d)
Ratio of net investment loss to average net assets	(0.65%	) (d)	(0.04%	) (d)
Ratio of expenses to average net assets*	2.18%	(d)	3.78%	(d)
Portfolio Turnover (e)	76.63%	(d)	30.37%	(d)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Small Cap Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended
	June 30,		Period Ended
	2008		December 31,
	(Unaudited)		2007 (a)
Net Asset Value, Beginning of Period	$9.45		$10.00

Investment Activities:
Net investment loss	(0.05)		(0.02)
Net realized and unrealized loss from investments	(0.86)		(0.53)

Total from Investment Activities	(0.91)		(0.55)

Net Asset Value, End of Period	$8.54		$9.45

Total Return (excludes redemption charge)	(9.63%	) (b)	(5.50%	) (b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$565		$370
Ratio of expenses to average net assets	2.17%	(c)	2.28%	(c)
Ratio of net investment loss to average net assets	(1.30%	) (b)	(0.68%	) (c)
Ratio of expenses to average net assets*	3.77%	(c)	4.15%	(c)
Portfolio Turnover (d)	76.63%	(c)	30.37%	(c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Small Cap Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended
	June 30,		Period Ended
	2008		December 31,
	(Unaudited)		2007 (a)
Net Asset Value, Beginning of Period	$9.50		$10.00

Investment Activities:
Net investment income (loss)	(0.02)		0.01
Net realized and unrealized loss from investments	(0.85)		(0.50)

Total from Investment Activities	(0.87)		(0.49)

Distributions:
Net investment income	—		(0.01)

Net Asset Value, End of Period	$8.63		$9.50

Total Return (excludes redemption charge)	(9.16%	) (b)	(4.91%	) (b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$18,808		$15,406
Ratio of expenses to average net assets	1.28%	(c)	1.35%	(c)
Ratio of net investment income (loss) to average net assets	(0.40%	) (c)	0.47%	(c)
Ratio of expenses to average net assets*	1.34%	(c)	2.18%	(c)
Portfolio Turnover (d)	76.63%	(c)	30.37%	(c)

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Mutual Funds

Notes to financial statements
June 30, 2008 (Unaudited)

1. Organization:
The MMA Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund, the MMA Praxis International Fund and the MMA Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”). These are also known as the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund.

The Funds currently offer three classes of shares; Class A, Class B and Class I. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds’ Board of Trustees. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the “Valuation Procedures”). The Valuation Procedures contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In

Notes to financial statements

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds net assets as of June 30, 2008:

		Level 2 — Other	Level 3 —
		Significant	Significant
	Level 1 —	Observable	Unobservable
	Quoted Prices	Inputs	Inputs

Investments in Securities:
Intermediate Income Fund	$6,184,308	$249,727,780	$3,075,000
Core Stock Fund	243,794,710	—	4,035,000
Value Index Fund	64,134,331	—	760,000
Growth Index Fund	25,368,917	—	240,000
International Fund	117,436,664	—	1,745,000
Small Cap Fund	21,653,659	—	200,000
Derivatives:*
Intermediate Income Fund	$(25,044)	$—	$—
Core Stock Fund	(285,863)	—	—
Value Index Fund	(51,975)	—	—

*	These represent futures which are valued at the unrealized appreciation (depreciation) on the instrument.

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

			Value
	Intermediate	Core Stock	Index
	Income Fund	Fund	Fund

Balance as of December 31, 2007	$3,075,000	$4,265,000	$760,000
Proceeds from Sales	—	(230,000)	—
Balance as of June 30, 2008	$3,075,000	$4,035,000	$760,000

			Small
	Growth Index	International	Cap
	Fund	Fund	Fund

Balance as of December 31, 2007	$240,000	$2,275,000	$200,000
Proceeds from Sales	—	(530,000)	—
Balance as of June 30, 2008	$240,000	$1,745,000	$200,000

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Core Stock Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of June 30, 2008, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:

Settlement	To Receive/	Initial	Market	Net Unrealized	Net Unrealized
Date	To Deliver	Value	Value	Appreciation	Depreciation

Contracts to Buy
7/1/08	3,526,060 JPY	$32,878	$33,207	$329	$—
7/1/08	21,907 SGD	$16,052	$16,101	$49	$—
7/3/08	517,463 CHF	$508,268	$506,485	$—	$1,783
7/3/08	219,546 CHF	$215,645	$214,889	$—	$756
7/3/08	100,160 EUR	$157,826	$157,714	$—	$112
7/7/08	528,000 EUR	$832,074	$831,267	$—	$807
7/3/2008	22,631 GBP	45,081	$45,075	$—	$6

Contracts to Sell
7/1/08	267,660 EUR	$420,946	$421,478	$—	$532
7/2/08	93,360 EUR	$147,259	$147,012	$247	$—
7/7/08	528,000 EUR	$815,660	$831,267	$—	$15,607
8/4/08	1,271,000 EUR	$1,974,562	$1,998,774	$—	$24,212
8/4/08	902,200 EUR	$1,392,807	$1,418,799	$—	$25,992
10/2/08	528,000 EUR	$828,363	$827,889	$474	$—
8/4/08	663,100 GBP	$1,304,391	$1,318,003	$—	$13,612
9/12/08	663,000 GBP	$1,287,002	$1,313,966	$—	$26,964

				$1,099	$110,383

JPY  - Japanese Yen
SGD - Singapore
CHF - Switzerland
EUR - Euro
GBP - Great British Pound

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures contracts) to hedge or manage risks associated with a Funds’ securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

value of the futures contracts, is deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to MMA Capital Management’s (the “Adviser”) ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements:

The Funds may enter into event-linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a premium to a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium from a counterparty and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Securities Lending:

In order to generate additional income, each Fund may, from time to time, subject to its investment objectives and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 100% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, to be invested in the Northern Institutional Liquid Asset Portfolio, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund.

During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have a right to vote on securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above.

The Northern Trust Company serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 40% of the securities lending income. The securities lending income is shown net of fees on the Statement of Operations. For the six months ended June 30, 2008, the Funds had securities on loan as follows:

	Fee paid to	Market	Market Value
	Northern Trust	Value of	of Loaned
	Company	Collateral	Securities

Intermediate Income Fund	$8,134	$15,084,786	$13,847,717
Core Stock Fund	8,128	9,782,287	8,979,821
Value Index Fund	820	786,744	744,734
Growth Index Fund	52	50,287	48,834
International Fund	14,041	11,013,784	10,462,054
Small Cap Fund	774	821,497	803,381

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Funds has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by an affiliate of MMA Capital Management (the “Adviser”), MMA Community Development Investments, Inc. (“MMA CDI”). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “CDI-Notes”). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, the Growth Index Fund, the International Fund, and the Small Cap Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets to the Trust or another reasonable basis. Expenses specific to a class can be charged directly to that class.

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

3. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the six months ended June 30, 2008 were as follows:

	Purchases	Sales

Intermediate Income Fund	$33,320,300	$27,292,920
Core Stock Fund	41,670,096	63,413,180
Value Index Fund	11,757,673	5,349,647
Growth Index Fund	4,085,003	3,047,458
International Fund	64,887,145	104,936,391
Small Cap Fund	11,021,523	6,696,299

4. Related Party Transactions:
Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the “Adviser”) (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows: 0.40% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund; 0.30% for the Growth Index Fund; 0.90% for the International Fund and 0.85% for the Small Cap Fund. The Adviser has retained various Sub-Advisers to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Adviser (not the Funds) pays the Sub-Adviser a fee for these services. Evergreen Investment Management Company, LLC, serves as the Sub-Adviser to the International Fund, Davis Selected Advisers, L.P. serves as the Sub-Adviser to the Core Stock Fund, and Luther King Capital Management serves as the Sub-Adviser to the Small Cap Fund.

The Adviser entered into expense limitation agreements pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses).

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

The Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A, Class B, and Class I of each Fund to exceed 0.85%, 1.30% and 0.60%, respectively, for the Intermediate Income Fund; 1.43%, 2.08%, and 1.18%, respectively, for the Core Stock Fund; 0.94%, 1.49%, and 0.69%, respectively, for the Value Index Fund; 0.94%, 1.49%, and 0.69%, respectively, for the Growth Index Fund; 1.67%, 2.32% and 1.42%, respectively, for the International Fund; and 1.45%, 2.10%, and 1.20%, respectively, for the Small Cap Fund. The Adviser has agreed to maintain these expense limitations with regard to the Funds through April 30, 2009. For the six months ended June 30, 2008, the Adviser waived investment advisory fees and/or reimbursed other operating expenses in the Intermediate Income Fund, Value Index Fund, Growth Index Fund, and Small Cap Fund in the amount of $50,577, $11,080, $23,572, and $12,369, respectively.

As of June 30, 2008 the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund	Fees Waived	Repayment Expires	Balance

Intermediate Income Fund	2005	2008	$134,653
	2006	2009	299,777
	2007	2010	397,438
	2008	2011	50,577

			$882,445

Value Index Fund	2006	2009	$9,996
	2007	2010	17,107
	2008	2011	11,080

			$38,183

Growth Index Fund	2007	2010	$53,285
	2008	2011	23,572

			$76,857

International Fund	2006	2009	$875

Small Cap Fund	2007	2010	$38,293
	2008	2011	12,369

			$50,662

JPMorgan Chase Bank, N.A. (JPMorgan) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund.

IFS Fund Distributors, Inc. (“Underwriter”) is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $4,587, $13,170, $6,647, $2,985, $10,754, and $2,482 from underwriting and broker commissions on the sale of shares of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund, respectively, for the six months ended June 30, 2008. In addition, the Underwriter collected $5,425, $16,361, $4,629, $133, $4,435, and $84 of contingent deferred sales loads of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund, respectively. For the six months ended June 30, 2008, the Distributor waived distribution fees in the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund and Small Cap Fund in the amount $87,097, $138,099, $44,200, $4,598, $68,274 and $2,534, respectively.

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of each Fund may each pay an annual fee of up to 0.50% of average daily net assets of such Fund’s Class A shares. The Adviser or Underwriter may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Class B shares of each Fund may each pay an annual fee of up to 1.00% of the average daily net assets of such Fund’s Class B shares. The Adviser or Underwriter may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution. Class I shares do not have a 12b-1 plan.

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Trust and providing administrative support services to the Funds’ Compliance Program and Chief Compliance Officer. JPMorgan receives a quarterly fee from each Fund.

Certain officers of the Trust are affiliated with the Adviser and/or JPMorgan. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

5. Capital Share Transactions:
Transactions in shares of the Funds are summarized below:

	Intermediate Income Fund		Core Stock Fund		Value Index Fund
	Six Months		Six Months		Six Months
	Ended	Year	Ended	Year	Ended	Year
	June 30,	Ended	June 30,	Ended	June 30,	Ended
	2008	December 31,	2008	December 31,	2008	December 31,
	(Unaudited)	2007	(Unaudited)	2007	(Unaudited)	2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$8,220,547	$13,915,045	$10,625,644	$25,371,205	$7,126,271	$12,710,096
Dividends reinvested	1,014,213	1,763,808	208,371	2,723,533	270,577	1,307,946
Cost of shares redeemed	(6,512,428)	(8,679,295)	(14,309,008)	(19,894,052)	(3,491,053)	(4,533,501)
Redemption fees	135	692	529	590	68	880

Class A Share Transactions	$2,722,467	$7,000,250	$(3,474,464)	$8,201,276	$3,905,863	$9,485,421

Class B Shares:
Proceeds from shares issued	$1,347,281	$1,829,132	$1,338,615	$3,552,134	$648,673	$2,125,152
Dividends reinvested	396,117	864,685	—	1,159,006	73,901	573,155
Cost of shares redeemed	(4,602,585)	(7,496,421)	(9,374,050)	(24,423,732)	(1,584,793)	(2,537,831)
Redemption fees	573	1,016	69	164	21	23

Class B Share Transactions	$(2,858,614)	$(4,801,588)	$(8,035,366)	$(19,712,428)	$(862,198)	$160,499

Class I Shares:
Proceeds from shares issued	$3,563,880	$9,607,207	$10,263,874	$8,221,824	$4,302,996	$9,523,435
Dividends reinvested	3,877,543	7,553,164	375,559	4,492,513	157,949	1,244,627
Cost of shares redeemed	(26,092,674)	(13,958,578)	(24,580,041)	(21,511,780)	(1,028,725)	(4,127,887)
Redemption fees	149	—	—	111	—	—

Class I Share Transactions	$(18,651,102)	$3,201,793	$(13,940,608)	$(8,797,332)	$3,432,220	$6,640,175

Net increase (decrease) from capital transactions	$(18,787,249)	$5,400,455	$(25,450,438)	$(20,308,484)	$6,475,885	$16,286,095

Share Transactions:
Class A Shares:
Issued	838,619	1,440,818	750,304	1,618,754	781,843	1,095,812
Reinvested	103,590	182,827	16,076	182,161	32,833	126,189
Redeemed	(665,218)	(900,127)	(1,030,282)	(1,267,619)	(374,734)	(397,045)

Change in Class A Shares	276,991	723,518	(263,902)	533,296	439,942	824,956

Class B Shares:
Issued	136,967	189,223	99,932	237,624	69,742	184,412
Reinvested	40,393	89,556	2	81,942	8,981	55,780
Redeemed	(468,584)	(774,839)	(694,681)	(1,629,984)	(169,945)	(220,898)

Change in Class B Shares	(291,224)	(496,060)	(594,747)	(1,310,418)	(91,222)	19,294

Class I Shares:
Issued	362,683	997,625	726,237	526,581	467,585	826,681
Reinvested	396,222	783,714	28,845	298,118	19,262	121,331
Redeemed	(2,675,274)	(1,447,469)	(1,829,072)	(1,364,384)	(110,766)	(360,906)

Change in Class I Shares	(1,916,369)	333,870	(1,073,990)	(539,685)	376,081	587,106

Net increase (decrease) from share transactions	(1,930,602)	561,328	(1,932,639)	(1,316,807)	724,801	1,431,356

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

	Growth Index Fund		International Fund		Small Cap Fund
	Six Months		Six Months		Six Months
	Ended	Period	Ended	Year	Ended	Period
	June 30,	Ended	June 30,	Ended	June 30,	Ended
	2008	December 31,	2008	December 31,	2008	December 31,
	(Unaudited)	2007(A)	(Unaudited)	2007	(Unaudited)	2007(A)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,499,748	$2,236,602	$7,945,553	$12,399,906	$1,625,963	$1,490,927
Dividends reinvested	—	451	490,865	1,778,682	—	—
Cost of shares redeemed	(178,028)	(21,201)	(10,283,425)	(12,067,541)	(84,513)	(14,619)
Redemption fees	215	204	54	427	—	2

Class A Share Transactions	$1,321,935	$2,216,056	$(1,846,953)	$2,111,474	$1,541,450	$1,476,310

Class B Shares:
Proceeds from shares issued	$551,836	$633,681	$902,735	$2,098,794	$288,697	$407,246
Dividends reinvested	—	144	143,649	698,317	—	—
Cost of shares redeemed	(71,441)	(20,533)	(3,562,796)	(6,551,560)	(52,854)	(18,002)
Redemption fees	—	74	1	31	—	—

Class B Share Transactions	$480,395	$613,366	$(2,516,411)	$(3,754,418)	$235,843	$389,244

Class I Shares:
Proceeds from shares issued	$179,511	$24,794,311	$3,705,189	$14,291,436	$5,658,763	$16,343,180
Dividends reinvested	26,204	16,814	676,056	4,190,613	—	2,206
Cost of shares redeemed	(898,209)	(4,691)	(33,135,577)	(15,345,402)	(742,067)	(31,166)

Class I Share Transactions	$(692,494)	$24,806,434	$(28,754,332)	$3,136,647	$4,916,696	$16,314,220

Net increase (decrease) from capital transactions	$1,109,836	$27,635,856	$(33,117,696)	$1,493,703	$6,693,989	$18,179,774

Share Transactions:
Class A Shares:
Issued	156,573	216,607	562,143	818,318	182,632	148,658
Reinvested	—	43	37,019	117,758	—	—
Redeemed	(18,492)	(2,063)	(730,512)	(797,123)	(9,610)	(1,456)

Change in Class A Shares	138,081	214,587	(131,350)	138,953	173,022	147,202

Class B Shares:
Issued	57,507	61,543	64,550	141,820	32,966	40,862
Reinvested	—	14	11,024	47,335	—	—
Redeemed	(7,402)	(1,980)	(252,815)	(441,009)	(5,983)	(1,778)

Change in Class B Shares	50,105	59,577	(177,241)	(251,854)	26,983	39,084

Class I Shares:
Issued	18,616	2,323,992	261,837	927,663	641,640	1,623,945
Reinvested	2,770	1,616	51,100	277,709	—	232
Redeemed	(93,737)	(449)	(2,375,122)	(1,000,551)	(82,894)	(3,259)

Change in Class I Shares	(72,351)	2,325,159	(2,062,185)	204,821	558,746	1,620,918

Net increase (decrease) from share transactions	115,835	2,599,323	(2,370,776)	91,920	758,751	1,807,204

(A)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

6.	Federal Income Tax Information:
The character of dividends paid to shareholders for federal income tax purposes during the years ended December 31, 2007 and 2006 was as follows:

	Intermediate
	Income Fund		Core Stock Fund		Value Index Fund
	2007	2006	2007	2006	2007	2006

From ordinary income	$12,852,931	$11,713,875	$3,904,243	$154,509	$2,232,453	$971,847
From long-term capital gains	—	—	5,000,878	16,168,098	1,491,429	2,789,551

Total distributions	$12,852,931	$11,713,875	$8,905,121	$16,322,607	$3,723,882	$3,761,398

	Growth Index Fund	International Fund		Small Cap Fund
	2007	2007	2006	2007

From ordinary income	$18,741	$2,104,886	$1,949,638	$14,506
From long-term capital gains	22	5,139,592	—	—

Total distributions	$18,763	$7,244,478	$1,949,638	$14,506

The following information is computed on a tax basis for each item as of December 31, 2007:

	Intermediate	Core	Value	Growth		Small
	Income	Stock	Index	Index	International	Cap
	Fund	Fund	Fund	Fund	Fund	Fund

Tax cost of portfolio investments	$288,191,568	$304,636,681	$67,973,451	$23,419,317	$149,625,417	$18,527,364

Gross unrealized appreciation	3,967,683	48,993,974	10,721,891	4,656,199	48,236,801	610,171
Gross unrealized depreciation	(3,101,587)	(20,133,826)	(7,065,949)	(1,005,288)	(5,838,048)	(1,475,191)

Net unrealized appreciation (depreciation)	866,096	28,860,148	3,655,942	3,650,911	42,398,753	(865,020)
Undistributed ordinary income	—	—	—	448	—	—
Undistributed long-term capital gains	—	—	908,837	—	3,486,770	—
Capital loss carryforward	(2,767,210)	—	—	—	—	(31,958)
Post-October losses	—	(22,108)	—	(11,996)	(39,753)	(108,446)
Other temporary differences	(152)	(287,405)	(463)	(4,210,212)	—	—

Accumulated earnings (deficit)	$(1,901,266)	$28,550,635	$4,564,316	$(570,849)	$45,845,770	$(1,005,424)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

The following information is computed on a tax basis for each item as of June 30, 2008:

	Intermediate	Core	Value	Growth		Small
	Income	Stock	Index	Index	International	Cap
	Fund	Fund	Fund	Fund	Fund	Fund

Tax cost of portfolio investments	$2,780,680,898	$262,750,092	$75,089,368	$28,212,585	$115,139,308	$23,478,165

Gross unrealized appreciation	$1,531,245	$35,683,478	$6,741,850	$1,080,024	$22,891,804	$1,418,281
Gross unrealized depreciation	(5,527,460)	(41,019,574)	(16,194,173)	(3,633,405)	(7,835,664)	(2,221,290)

Net unrealized appreciation (depreciation)	($3,996,215)	($5,336,096)	($9,452,323)	($2,553,381)	$15,056,140	($803,009)

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2008 (Unaudited)

As of December 31, 2007, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Amount	Expires

Intermediate Income Fund	$125,672	2008
	532,675	2009
	673,793	2010
	157,433	2012
	1,277,637	2014

	$2,767,210

Small Cap Fund	$31,958	2015

During the year ended December 31, 2007, the following Funds utilized capital loss carryforwards:

Intermediate Income Fund	$145,269
Core Stock Fund	2,829,151
International Fund	7,268,447

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present each Fund’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds for the year ended December 31, 2007:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Losses)

Intermediate Income Fund	$—	$742,105	$(742,105)
Core Stock Fund	(487,096)	(257,712)	744,808
Value Index Fund	—	8,507	(8,507)
Growth Index Fund	(13,072)	(20)	13,092
International Fund	—	723,854	(723,854)
Small Cap Fund	(797)	797	—

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006 and was to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

MMA Praxis Mutual Funds
Additional fund information
June 30, 2008 (Unaudited)

Security Allocation:
The MMA Praxis Mutual Funds invested, as a percentage of net assets, in the following as of June 30, 2008

Intermediate Income Fund
Percentage of
Security Allocation	Net Assets

Fannie Mae	21.6%
Freddie Mac	24.6%
Corporate Bonds	28.8%
Commerical Mortgage Backed Securities	12.0%
Federal Home Loan Bank	3.0%
Securities Lending Collateral	5.8%
Short Term Investments	1.1%
Asset Backed Securities	1.2%
Government National Mortgage Assoc	1.6%
Tennessee Valley Authority	1.5%
Corporate Notes	1.2%
Federal Farm Credit Bank	0.8%
Preferred Stocks	0.7%
Mutual Funds	0.5%
Municipal Bonds	0.4%
Small Business Administration	0.3%
Collateralized Mortgage Obligations	0.2%
Interest Only Bonds	0.2%

Total	105.5%

Core Stock Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	96.2%
Securities Lending Collateral	4.0%
Commerical Paper	2.3%
Corporate Notes	1.6%
Short Term Investments	0.0%

Total	104.1%

Value Index Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	98.9%
Short Term Investments	2.3%
Securities Lending Collateral	1.2%
Corporate Notes	1.2%

Total	103.6%

Growth Index Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	98.5%
Corporate Notes	0.9%
Short Term Investments	0.3%
Securities Lending Collateral	0.2%

Total	99.9%

International Fund
Percentage of
Security Allocation	Net Assets

Argentina	0.4%
Australia	3.2%
Belgium	2.1%
Brazil	0.7%
Canada	2.0%
Corporate Notes — Domestic	1.4%
Finland	2.1%
France	15.6%
Germany	11.9%
Greece	2.4%
Hong Kong	0.5%
India	0.2%
Israel	0.9%
Italy	0.6%
Japan	15.8%
Netherlands	2.3%
Norway	0.8%
Russia	1.1%
Securities Lending Collateral	8.7%
Singapore	1.6%
South Korea	0.3%
Spain	2.0%
Switzerland	11.8%
Taiwan	2.2%
United Kingdom	12.6%

Total	103.2%

Small Cap Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	83.0%
Short Term Investments	14.8%
Securities Lending Collateral	3.8%
Corporate Notes	0.9%

Total	102.5%

Additional fund information

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2008 (Unaudited)

Proxy Voting:

The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub- Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:
The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

Expense Comparison:
As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2008 (Unaudited)

Actual Expenses:
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/08	06/30/08	1/1/08-6/30/08	1/1/08-6/30/08

Intermediate Income Fund
Class A	$1,000.00	$1,009.20	$4.37	0.88%
Class B	1,000.00	1,006.90	6.61	1.32%
Class I	1,000.00	1,010.30	3.12	0.63%
Core Stock Fund
Class A	1,000.00	873.80	6.02	1.29%
Class B	1,000.00	870.60	9.32	2.00%
Class I	1,000.00	874.80	4.62	0.99%
Value Index Fund
Class A	1,000.00	823.70	4.36	0.96%
Class B	1,000.00	820.70	6.86	1.51%
Class I	1,000.00	825.20	2.85	0.63%
Growth Index Fund
Class A	1,000.00	909.60	4.63	0.98%
Class B	1,000.00	906.40	7.22	1.52%
Class I	1,000.00	909.90	3.45	0.73%
International Fund
Class A	1,000.00	870.90	7.78	1.67%
Class B	1,000.00	867.60	11.21	2.42%
Class I	1,000.00	872.20	6.25	1.34%
Small Cap Fund
Class A	1,000.00	906.30	7.20	1.52%
Class B	1,000.00	903.70	10.28	2.17%
Class I	1,000.00	908.40	6.05	1.28%

Hypothetical Example for Comparison Purposes:
The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2008 (Unaudited)

relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/08	06/30/08	1/1/08-6/30/08	1/1/08-6/30/08

Intermediate Income Fund
Class A	$1,000.00	$1,020.51	$4.40	0.88%
Class B	1,000.00	1,018.28	6.65	1.32%
Class I	1,000.00	1,021.76	3.14	0.63%
Core Stock Fund
Class A	1,000.00	1,018.43	6.49	1.29%
Class B	1,000.00	1,014.90	10.04	2.00%
Class I	1,000.00	1,019.93	4.98	0.99%
Value Index Fund
Class A	1,000.00	1,020.08	4.83	0.96%
Class B	1,000.00	1,017.33	7.60	1.51%
Class I	1,000.00	1,021.75	3.15	0.63%
Growth Index Fund
Class A	1,000.00	1,020.01	4.90	0.98%
Class B	1,000.00	1,017.28	7.65	1.52%
Class I	1,000.00	1,021.25	3.65	0.73%
International Fund
Class A	1,000.00	1,016.54	8.39	1.67%
Class B	1,000.00	1,012.86	12.09	2.42%
Class I	1,000.00	1,018.19	6.74	1.34%
Small Cap Fund
Class A	1,000.00	1,017.31	7.62	1.52%
Class B	1,000.00	1,014.07	10.87	2.17%
Class I	1,000.00	1,018.52	6.40	1.28%

JPMorgan Chase Bank N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202
2080004

Item 2. Code of Ethics.
Not required in semi-annual report filing.
Item 3. Audit Committee Financial Expert.
Not required in semi-annual report filing.
Item 4. Principal Accountant Fees and Services.
Not required in semi-annual report filing.
Item 5. Audit Committee of Listed Companies.
Not applicable.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.
Not applicable.
Item 8. Portfolio Managers of Closed-End Funds.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Funds.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.

Item 11. Controls and Procedures.
 (a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report.
(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Code of Ethics. Not required in semi-annual report filing.

(a)	(2)	The certification required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) is attached hereto.
(b)	The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) MMA Praxis Mutual Funds

By (Signature and Title)

/s/ John L. Liechty John L. Liechty
President

Date: August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John L. Liechty

John L. Liechty
President

Date: August 27, 2008

By (Signature and Title)

/s/ Steven T. McCabe
Steven T. McCabe
Treasurer

Date: August 27, 2008